As filed with the Securities and Exchange Commission on February 16, 2007
Securities Act Registration No. 333-137435

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

Registration Statement under the Securities Act of 1933	☑
Pre-Effective Amendment No. 3	☑
Post-Effective Amendment No.	☐

Highland Distressed Opportunities, Inc.
(Exact Name of Registrant as Specified in Charter)

Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of Principal Executive Offices)

(877) 665-1287
(Registrant’s Telephone Number, Including Area Code)

James D. Dondero, President
Highland Distressed Opportunities, Inc.
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and Address of Agent for Service)

Copies to:

Richard T. Prins, Esq.	Sarah E. Cogan, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP	Simpson Thacher & Bartlett LLP
Four Times Square	425 Lexington Avenue
New York, New York 10036	New York, New York 10017

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
	Amount	Offering	Aggregate Offering	Registration
Title of Securities Being Registered	Being Registered(1)	Price per Unit	Price(2)	Fee(3)
Common Stock, $0.001 par value per share	17,000,000 shares	$15.00	$255,000,000	$27,285.00

(1)	Includes shares that may be offered to the underwriters pursuant to an option to cover over-allotments.

(2)	Estimated solely for the purpose of calculating the registration fee.

(3)	A registration fee of $27,285.00 was previously paid in connection with the initial filing of this registration statement on September 19, 2006.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 16, 2007
PROSPECTUS

11,700,000 Shares

Highland Distressed Opportunities, Inc.

Common Stock
$15.00 per share

Highland Distressed Opportunities, Inc. (the “Company”) is a newly-organized, non-diversified closed-end company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. We have entered into a warehouse arrangement pursuant to which a special purpose vehicle (the “Warehouse”) that is owned by The Bank of Nova Scotia (“Nova Scotia”) has, at the direction of our Investment Adviser, acquired or obtained the ability to acquire bank loans and other assets identified herein and granted us the option, exercisable by us not later than March 15, 2007, to acquire the assets in the Warehouse at their value at the time of exercise. See “Portfolio Ramp-Up.”

Our investment objective is total return generated by both capital appreciation and current income. We intend to invest primarily in financially-troubled or distressed companies that are either middle-market companies or unlisted companies by investing in senior secured debt, mezzanine debt and unsecured debt, each of which may include an equity component, and in equity investments. Generally, distressed companies are those that (i) are facing financial or other difficulties and (ii) are or have been operating under the provisions of the U.S. Bankruptcy Code or other similar laws or, in the near future, may become subject to such provisions or otherwise be involved in a restructuring of their capital structure.

The Company will be managed by its investment adviser, Highland Capital Management, L.P. (“Highland” or the “Investment Adviser”).

Shares of our common stock (the “Shares”) have no history of public trading. Shares of stock of closed-end companies frequently trade at a discount from their net asset value. This risk is likely to apply to the Shares as well and may be greater for investors expecting to sell their Shares in a relatively short period after completion of the public offering.

The Shares have been approved for listing on the New York Stock Exchange under the symbol “HCD,” subject to official notice of issuance.

Before buying any Shares you should read the discussion of the material risks of investing in the Company in “Risks” beginning on page 15.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)

Public Offering Price	$15.000	$175,500,000
Sales Load (underwriting discounts and commissions)(2)(3)	$0.675	$7,897,500
Proceeds, before expenses to us(4)	$14.325	$167,602,500

(1)	The Company has granted the underwriters an option to purchase up to an additional 1,755,000 Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total price to the public, sales load, and proceeds to the Company will be $201,825,000, $9,082,125 and $192,742,875, respectively. See “Underwriting.”

(2)	The Investment Adviser will pay to the underwriters an additional sales load of $0.15 per Share, for a total sales load of $0.825 per Share. We will pay this amount to the Investment Adviser, together with an interest factor, pursuant to an Agreement Regarding Payment of Sales Load (i) if during either the period commencing with the date of this offering through the end of our first fiscal year or during the period of our second fiscal year (each a “ Measuring Period”), the sum of (a) our aggregate distributions to our stockholders plus (b) our change in net assets, equals or exceeds 7.0% of our net assets at the beginning of such Measuring Period (but after adjusting, if necessary, our net assets at the end of such Measuring Period as follows: by subtracting the net proceeds of any of our stock issuances, and by adding the amount of any of our stock repurchases, that occurred during such Measuring Period) and without taking into account any accrual for the total payment amount; or (ii) upon our liquidation. If neither (i) nor (ii) above has occurred by the conclusion of the second Measuring Period, then the Agreement Regarding Payment of Sales Load shall terminate on such date, without our having any payment obligation to the Investment Adviser.

(3)	The Investment Adviser (and not the Company) will pay structuring fees to Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC calculated, in the aggregate, at 0.75% of the aggregate price to the public of the Shares sold by Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, respectively. These fees are not included in the calculation of the sales load. See “Underwriting.”

(4)	The aggregate offering and organizational expenses to be incurred by the Company are estimated to be $1,500,000, including up to $325,000 as reimbursement to Nexbank Securities, Inc. (“Nexbank”), an affiliate of our Investment Adviser, for distribution assistance, of which up to approximately $225,000 represents the total amount of compensation to wholesalers registered through Nexbank. The structuring fees referred to above are not reimbursable to the Investment Adviser; therefore, the $1,500,000 estimated offering and organizational expenses do not include this fee. See “Underwriting.”

The underwriters expect to deliver the Shares to purchasers on or about          , 2007.

Citigroup      Merrill Lynch & Co.      Wachovia Securities

A.G. Edwards	Banc of America Securities LLC

Deutsche Bank Securities	Oppenheimer & Co.

RBC Capital Markets	Stifel Nicolaus

Prospectus dated          , 2007

You should read this prospectus, which contains important information about the Company, before deciding whether to invest and retain it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 or by telephone at (877) 665-1287 or on our web site (http://www.highlandfunds.com). The Securities and Exchange Commission also maintains a web site at www.sec.gov that contains such information.

The Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. We will amend or supplement this prospectus if, during the period that this prospectus is required to be delivered, material developments necessitate a change.

SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in our Shares. You should review the more detailed information contained in this prospectus. We refer to Highland Distressed Opportunities, Inc. simply as the “Company” or as “we,” “us” or “our” and Highland Capital Management, L.P. as “Highland” or the “Investment Adviser.”

Highland Distressed Opportunities, Inc. is a newly-organized, non-diversified closed-end company incorporated under the laws of Delaware to invest primarily in financially-troubled or distressed companies that are either middle-market companies or unlisted companies. Our operations will be externally managed and advised by our investment adviser, Highland, pursuant to an investment advisory and management agreement (the “Investment Advisory and Management Agreement”). We have entered into a warehouse arrangement pursuant to which the Warehouse has, at the direction of our Investment Adviser, acquired or obtained the ability to acquire bank loans and other assets identified herein and granted us the option, exercisable by us not later than March 15, 2007, to acquire the assets in the Warehouse at their value at the time of exercise. See “Portfolio Ramp-Up.”

Our investment objective is total return generated by both capital appreciation and current income. We will seek to achieve this objective by investing in senior secured debt, mezzanine debt and unsecured debt, each of which may include an equity component, and in equity investments. Generally, distressed companies are those that (i) are facing financial or other difficulties and (ii) are or have been operating under the provisions of the U.S. Bankruptcy Code or other similar laws or, in the near future, may become subject to such provisions or otherwise be involved in a restructuring of their capital structure. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. We use the term “unlisted” to refer to companies not listed on a national securities exchange (for example, companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC would not be “listed” on a national securities exchange, although they may be considered “public” companies).

We have filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “Tax Matters.”

There is no limit on the maturity or duration of any security in our portfolio, but it is anticipated that our senior secured loans and our mezzanine loans typically will have maturities of three to seven years and five to ten years, respectively. See “Business — The Investment Process — Due Diligence — Investment Structure.” A significant portion of the debt that we invest in will likely be rated by a rating agency as below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”), lower than “BBB-” by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or lower than “BBB-” by Fitch Ratings, Ltd. (“Fitch”)). The Investment Adviser estimates that for those investments that are not rated, they will be of comparable, below investment grade quality. In addition, we may invest without limit in debt of any rating, including debt that has not been rated by any nationally recognized statistical rating organization.

While our primary focus will be to generate capital appreciation and current income through investments in senior secured debt, mezzanine debt, unsecured debt and equity investments, we may invest up to 30% of the portfolio in opportunistic investments that the research platform of the Investment Adviser identifies during the investment process in order to seek to enhance returns to stockholders. Such investments may include, for example, investments in the senior secured debt, mezzanine debt, unsecured debt, equity investments, other debt obligations, options, structured products and other derivatives of middle-market or unlisted companies operating in the financial sector or foreign and/or larger, listed companies. We expect that these companies generally will have debt securities that are non-investment grade.

We plan to invest the remainder of the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies. Initially, we will invest the remainder of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. We anticipate that within three to six months substantially all of the net proceeds of this offering will be invested in accordance with our investment objective and strategies, depending on the availability of appropriate investment opportunities and other market conditions. Therefore, during this interim six-month period, we will invest primarily in senior loans and bonds. See “Use of Proceeds.”

Highland believes that the Company’s strategy provides a favorable risk-reward profile relative to other investment approaches, as it emphasizes capital preservation by primarily investing in debt that offers meaningful asset protection upon a liquidation, sale or recapitalization, while capturing the significant revaluation of such investments upon a successful restructuring and/or turnaround.

Our Investment Adviser

Highland, founded in 1993, is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”) that specializes in credit and alternative investment strategies. Highland, together with Highland Capital Management Europe, Ltd., had over $33.1 billion in assets under management, $3.0 billion of which is invested in distressed accounts, as of December 31, 2006.

Highland employs a fundamental, bottoms-up investment approach that is enhanced by its industry-focused structure. This approach enables its professionals to focus on individual issues. This approach is further improved by a fund-specific, top-down analysis performed at the senior portfolio management level. In finding opportunities, the Investment Adviser utilizes its investment staff of approximately 81 investment professionals who actively monitor approximately 1,400 companies. Our investment process is driven by a team-management approach, utilizing industry specialization across 36 industries.

Highland serves as investment adviser to Highland Credit Strategies Fund (NYSE: HCF), Highland Floating Rate Advantage Fund, Highland Floating Rate Fund, Prospect Street® High Income Portfolio, Inc. (NYSE: PHY) and Prospect Street Income Shares Inc. (NYSE: CNN), each of which is a closed-end investment management company registered under the 1940 Act. Additionally, Highland is the sub-adviser to one closed-end investment management company registered under the 1940 Act and two investment trusts established under the laws of the Province of Ontario. These funds had total assets under management of $7.4 billion as of December 31, 2006.

Market Opportunity

Growing Supply of Distressed Investment Opportunities.  The Investment Adviser believes that current market conditions have presented abundant opportunities to invest in distressed markets and expects that such opportunities will continue to expand for these types of investments in the future. Due to the recent growth in new issuance and refinancing of leveraged loans, the Investment Adviser expects that the supply of distressed securities will continue to expand in the future. The Investment Adviser believes that there continues to be a significant imbalance between the ongoing supply of distressed securities as compared to the amount of capital actively allocated to such investments. As of December 31, 2006, Credit Suisse, LPC has estimated the leveraged loan market to be $1,419 billion and the default rate for such loans to be 0.34%, 271 basis points below the average of 3.05% for the ten-year period ended 2006. See “Business — Market Opportunity — Growing Supply of Distressed Investment Opportunities.”

Middle-Market and Unlisted Opportunities.  The Investment Adviser believes that the nature of middle-market and unlisted loan borrowers, as compared to larger or listed, high-yield borrowers, typically results in a more consistent supply of distressed securities from middle-market and unlisted loan borrowers over the course of a business cycle. Middle-market and unlisted loan borrowers are typically just as susceptible to macro-economic factors, such as interest rates and economic outlook, as larger or listed, high-yield borrowers. However, as compared to larger or listed, high-yield borrowers, factors causing new issuance activity and financial distress in middle-market and unlisted loan borrowers are caused by more company specific issues that occur throughout the credit cycle. As a result, the Investment Adviser believes that while the supply of distressed, larger or listed, high-yield issuers can vary significantly, the supply of distressed middle-market and unlisted loans should remain more consistent over time.

Inefficient Distressed Markets.  The Investment Adviser believes the distressed markets are relatively inefficient due to a number of factors, including artificial or uneconomic prices, difficulties in making complex analyses, lack of demand for middle-market and unlisted investment opportunities and the need for a specialized skill set that creates barriers to entry for potential competitors.

Lower Risk, Higher Relative-Reward Strategy.  Investing in the distressed debt of companies at the senior-secured level of the capital structure offers benefits that include: (i) meaningful asset protection; (ii) priorities upon a liquidation, sale or recapitalization; and (iii) a lead position in the restructuring process. The Investment Adviser emphasizes risk avoidance and capital preservation in order to minimize losses.

Competitive Advantages

We believe that we possess the following competitive advantages over many other capital providers to middle-market and unlisted companies.

Investment Expertise.  Highland’s approximately 81 investment professionals actively monitor approximately 1,400 companies. The continuous monitoring of the market in general and specific existing positions by these investment professionals often leads to a meaningful advantage in the timeliness and quality of information that Highland can obtain on prospective investments in the earlier stages of impairment. This information and positioning advantage allows Highland to evaluate management and performance over a protracted time horizon and assess historical trading data. Additionally, Highland’s presence in both the primary and secondary leveraged loan markets has allowed Highland to build strong relationships with regional, national and global financial institutions. This network of broker/dealer relationships is much broader than the typical networks possessed by most other distressed funds and has proved to be a great advantage when identifying investments and new financing opportunities, especially middle-market loans held by smaller regional institutions and unlisted company loans.

Operating Expertise.  Successful distressed investing is a complex, resource-intensive process demanding significant experience, specialized skills and an extensive infrastructure. Over the past 15 years, Highland has assembled a leading platform to execute its distressed leveraged loan strategy. Built upon the expertise of James D. Dondero, Highland’s co-founder, and Patrick H. Daugherty, Head of Special Situations Investing, Highland adheres to a rigorous investment process based on fundamental financial and operational research and emphasizes a control-oriented approach toward enhancing value. Messrs. Dondero and Daugherty have worked together for approximately a decade and collectively bring more than 33 years of fixed income experience to the Company. In addition to Messrs. Dondero and Daugherty, the Company will also benefit from the expertise of 79 other investment professionals. As a result of Highland’s extensive operating experience, Highland and its partners have developed a strong reputation in the capital markets. We believe that this experience will afford us a competitive advantage in identifying and investing in middle-market and unlisted companies with the potential to generate returns.

Versatile Transaction Structuring.  We expect to be flexible in structuring investments, the types of securities in which we invest and the terms associated with such investments. The principals of Highland have extensive experience in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. This approach and experience should enable Highland to identify attractive investment opportunities throughout the economic cycle and across a company’s capital structure so that we can make investments consistent with our stated objective.

Longer investment horizon with attractive publicly-traded model.  Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after the expiration of a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments more quickly than they otherwise might through mergers, public equity offerings or other liquidity events, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate returns on invested capital and enable us to be a better long-term partner for our portfolio companies.

Portfolio Composition

We intend to invest primarily in financially-troubled or distressed companies that are either middle-market companies or unlisted companies by investing in senior secured debt, mezzanine debt and unsecured debt, each of which may include an equity component, and in equity investments. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. We use the term “unlisted” to refer to companies not listed on a national securities exchange (for example, companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC would not be “listed” on a national securities exchange, although they may be considered “public” companies). Generally, distressed companies are those that (i) are facing financial or other difficulties and (ii) are or have been operating under the provisions of the U.S. Bankruptcy Code or other similar laws or, in the near future, may become subject to such provisions or otherwise be involved in a restructuring of their capital structure. Distressed debt obligations may be performing or non-performing and typically trade at a discount to par, or at prices substantially lower than lower grade securities of companies in similar industries.

There is no limit on the maturity or duration of any security in our portfolio, but it is anticipated that our senior secured loans and our mezzanine loans typically will have maturities of three to seven years and five to ten years, respectively. See “Business — The Investment Process — Due Diligence — Investment Structure.” A significant portion of the debt that we invest in will likely be rated by a rating agency as below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by either S&P or Fitch). The Investment Adviser estimates that for those investments that are not rated, they will be of comparable, below investment grade quality.

In addition, we may invest without limit in debt of any rating, including debt that has not been rated by any nationally recognized statistical rating organization.

While our primary focus will be to generate capital appreciation and current income through investments in senior secured debt, mezzanine debt, unsecured debt and equity investments, we may invest up to 30% of the portfolio in opportunistic investments that the research platform of the Investment Adviser identifies during the investment process in order to seek to enhance returns to stockholders. Such investments may include, for example, investments in the senior secured debt, mezzanine debt, unsecured debt, equity investments, other debt obligations, options, structured products and other derivatives of middle-market or unlisted companies operating in the financial sector or foreign and/or larger, listed companies. We expect that these companies generally will have debt securities that are non-investment grade.

Prospective Portfolio Company Characteristics

Highland has identified several criteria that it believes are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, each prospective portfolio company may fail to meet one or more of these criteria. Generally, Highland will seek to utilize its access to information generated by the investment professionals of Highland and its affiliates to identify investment candidates and to structure investments quickly and effectively.

Liquidation Value of Assets.  The prospective liquidation value of the assets, if any, collateralizing loans in which the Company invests will be an important factor in Highland’s credit analysis. Highland will emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Strong Competitive Position in Industry.  Highland will seek to invest in companies that have developed good market positions within their respective markets and are well positioned to capitalize on growth opportunities. Highland will seek companies that demonstrate significant competitive advantages, which should help to protect their market position and profitability, as compared to their competitors.

Exit Strategy.  Highland will seek to invest in companies that it believes will provide a steady stream of cash flow to repay loans and/or build equity value. With respect to their loans and debt securities, Highland expects that such internally-generated cash flow, leading to the payment of interest on, and the repayment of the principal of, the debt will be a key means by which we exit these investments over time. In addition, Highland will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction. With respect to our equity investments, Highland will look to repurchases by the portfolio company, public offerings and acquisitions.

Experienced Management.  Highland will generally require that our portfolio companies have an experienced management team. Highland will also generally require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, which may include management’s having significant equity interests in the portfolio company.

Value Orientation/Positive Cash Flow.  Highland’s investment philosophy will place a premium on fundamental analysis from an investor’s perspective and will have a distinct value orientation. Highland will focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, we would not expect to invest in start-up companies or companies having speculative business plans.

Operating and Regulatory Structure

Our investment activities will be managed by the Investment Adviser and supervised by our board of directors (the “Board”), a majority of whom are independent of our Company, the Investment Adviser, our underwriters and their respective affiliates. Our Investment Adviser is registered as an investment adviser under the Advisers Act.

As a BDC, the Company will be required to comply with certain regulatory requirements. For example, while the Company is permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other borrowings, its ability to use leverage will be limited in certain significant respects. See “Regulation.” Any decision to use leverage will depend upon the Company’s assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and conflicts of interest. See “Risks — Risks Related to Our Business — If we use leverage, you will be exposed to additional risks, including the risk that our use of leverage can magnify the effect of any losses we incur” and “Risks — Risks Related to Our Business — We will pay the Investment Adviser incentive compensation based on our net investment income and realized capital gains, which may create an incentive for the Investment Adviser to cause us to incur more leverage than is prudent in order to maximize its compensation.”

Also, as a BDC, we will be generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to the acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. An eligible portfolio company is defined in the 1940 Act and in Rule 2a-46 thereunder as any issuer that is organized under the laws of, and has its principal place of business in, the U.S.; is not an investment company or a financial company (that is, a company that would be an investment company except for one or more of the exclusions from the definition of investment company in Section 3(c) of the 1940 Act); and satisfies any of the following: (i) does not have any class of securities listed on a national securities exchange; (ii) is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or (iii) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million. Qualifying assets also include securities of a listed or unlisted U.S. issuer that is not an investment company or a financial company (that is, a company that would be an investment company except for one or more of the exclusions from the definition of investment company in Section 3(c) of the 1940 Act) if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior our purchase, were unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements and if the purchase is made in transactions not involving a public offering from the issuer, someone who has been an affiliated person of the issuer within the prior 13 months or from any person in transactions incident thereto. See “Regulation.” We may invest up to 30% of our portfolio in opportunistic investments that the research platform of the Investment Adviser identifies during the investment process in order to seek to enhance returns to stockholders.

We intend to elect to be treated for federal income tax purposes as a regulated investment company under Subchapter M of the Code. In order to be treated as a regulated investment company, we must satisfy, among other things, certain income, asset diversification and distribution requirements. See “Tax Matters.”

Company Information

The Company’s offices are located at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, telephone number (877) 655-1287.

Risks

Set forth below is a summary of certain risks that you should carefully consider before investing in us through this offering. See “Risks” below for a more detailed discussion of the risks of investing in our Shares.

•	We have no operating history and the Investment Adviser has no experience advising a BDC.

•	Investing in middle-market and unlisted companies involves a high degree of risk and is highly speculative.

•	We will invest in illiquid securities and may not be able to dispose of them when it is advantageous to do so, or ever.

•	We will invest in obligations of distressed and bankrupt issuers. Such investments trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Given the substantial uncertainties concerning transactions involving distressed debt obligations in which the Company invests, there is a potential risk of loss by the Company of its entire investment in any particular investment.

•	Because there will generally not be an established market in which to value some of our investments, our value determinations of those investments may differ materially from the values that a ready market or third party would attribute to these investments.

•	Because we are a non-diversified company with a relatively concentrated portfolio, the value of our business is subject to greater volatility than the value of companies with more broadly diversified investments.

•	Bank borrowing or the issuance of debt securities or preferred stock by us to fund investments in portfolio companies or to fund our operating expenses would make our total return to holders of our Shares more volatile. The use of debt or preferred stock would leverage our available common equity capital, magnifying the impact of changes in the value of our investment portfolio on our net asset value. In addition, the cost of debt or preferred stock financing may exceed the return on the assets the proceeds are used to acquire, in which case the use of leverage will have an adverse impact on the holders of our Shares.

•	Our investments in prospective portfolio companies may be risky and you could lose all or part of your investment.

•	The Company will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Company.

•	Our Shares might trade at a discount from net asset value or at premiums that are unsustainable over the long term.

•	The Investment Adviser and its affiliates will face conflicts of interest in connection with the allocation of investment opportunities among their other clients and the Company, and these conflicts may limit the source of suitable investment opportunities for the Company.

•	The Company’s ability to identify and invest in attractive opportunities is dependent upon the Investment Adviser. If one or more key individuals leave the Investment Adviser, the Investment Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Company from achieving its investment objective.

•	The incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangement.

•	The assets in the Warehouse that we may acquire with the proceeds of this offering may be worth less than the amount we paid for such assets and may generate a negative return.

THE OFFERING

The Offering	We are offering 11,700,000 shares of common stock at $15.00 per share through a group of underwriters led by Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., Oppenheimer & Co. Inc., RBC Capital Markets Corporation and Stifel, Nicolaus & Company, Incorporated. We have given the underwriters an over-allotment option to purchase up to 1,755,000 additional Shares to cover orders in excess of 11,700,000 Shares.

Shares to be Outstanding after the Offering	12,033,333.33 Shares, excluding 1,755,000 Shares issuable pursuant to the over-allotment option granted to the underwriters.

Use of Proceeds	We have entered into a warehouse arrangement pursuant to which the Warehouse has, at the direction of our Investment Adviser, acquired or obtained the ability to acquire bank loans and other assets identified herein and granted us the option, exercisable by us not later than March 15, 2007, to acquire the assets in the Warehouse at their value at the time of exercise. See “Portfolio Ramp-Up.”

We plan to invest the remainder of the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies. Initially, we will invest the remainder of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. We anticipate that within three to six months substantially all of the net proceeds of this offering will be invested in accordance with our investment objective and strategies, depending on the availability of appropriate investment opportunities and other market conditions. Therefore, during this interim six-month period, we will invest primarily in senior loans and bonds. See “Use of Proceeds.”

Additional Sales Load	The Investment Adviser will pay to the underwriters an additional sales load of $0.15 per Share, for a total sales load of $0.825 per Share. This amount will accrue interest at a variable rate that will adjust quarterly equal to the three-month LIBOR plus 2.00% per annum. As of December 31, 2006, three-month LIBOR was approximately 5.36%. We will pay this amount, together with an interest factor, pursuant to an Agreement Regarding Payment of Sales Load (i) if during either the period commencing with the date of this offering through the end of the our first fiscal year or during the period of our second fiscal year, the sum of (a) our aggregate distributions to our stockholders plus (b) our change in net assets, equals or exceeds 7.0% of our net assets at the beginning of such Measuring Period (but after adjusting, if necessary, our net assets at the end of such Measuring Period as follows: by subtracting the net proceeds of any of our stock issuances, and by adding the amount of any of our stock repurchases, that occurred during such Measuring Period) and without taking into account any accrual for the total payment amount; or (ii) upon our liquidation. If neither

(i) nor (ii) above has occurred by the conclusion of the second Measuring Period, then the Agreement Regarding Payment of Sales Load shall terminate on such date, without our having any payment obligation to the Investment Adviser.

Risks	We face many risks related to our business and our structure, including but not limited to our lack of an operating history and dependence on our Investment Adviser’s senior personnel. We may not be able to obtain additional financing needed for our growth and favorable performance. We must compete for investments with others who have greater resources. Our Investment Adviser and its personnel will provide services to other investors and funds, which could limit their services to us and limit our investment opportunities. Our investments may be difficult to value. We will be subject to income tax if we are unable to qualify as a regulated investment company.

We face risks related to our investments in financially-troubled or distressed middle-market and unlisted companies because the revenues, income, losses and valuations of such companies can fluctuate suddenly and dramatically. We have not yet identified any specific investments for our investment portfolio. Unlisted investments can be riskier than investments in listed companies. Our investments will be less liquid, which might prevent opportune sales. Our investments in small and developing companies are riskier than investments in larger or more established companies. Our equity investments may decline in value and the debt securities in which we invest are subject to credit and prepayment risk.

Additionally, there are risks related to this offering and our Shares. There may be delays in investing the proceeds of this offering. We may not be able to pay dividends on our Shares, or they may not grow. We face tax risks that can adversely affect our common stockholders. An investment in our Shares is not intended for short-term investors. Our future offerings of securities or instruments could dilute common stockholders and be senior to them for dividends and liquidation. A regular trading market for our Shares may not develop, and the price may be volatile. Shares of closed-end companies frequently trade at prices lower than their net asset value.

See “Risks” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Shares.

Management Arrangements	Highland serves as our investment adviser under the Investment Advisory and Management Agreement. See “Management of the Company — Investment Advisory and Management Agreement.” Highland also provides certain administrative services to us under an administration agreement. Under a separate sub-administration agreement, Highland has delegated certain administrative functions to PFPC Inc. See “Management of the Company — Administration and Sub-Administration Agreements.”

Distributions	The Company intends to distribute each quarter to stockholders, beginning approximately 90 days after the closing of this offering,

substantially all of its net investment income and realized net short-term capital gains. Although the Company also intends to distribute substantially all of its realized net long-term capital gains at least annually, it reserves the right to retain such gains for reinvestment. See “Tax Matters.”

Taxation	We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company. As a regulated investment company, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our regulated investment company status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Tax Matters.”

Listing	The Shares have been approved for listing on the New York Stock Exchange (“NYSE”) under the symbol “HCD,” subject to official notice of issuance.

Custodian and Transfer Agent	PFPC Trust Company will serve as our custodian and PFPC Inc. will serve as our transfer agent. See “Custodian and Transfer Agent.”

Dividend Reinvestment Plan	The Company has a dividend reinvestment plan for its stockholders. This is an “opt out” dividend reinvestment plan. As a result, if the Company declares a dividend on its Shares, the stockholders’ dividends will be automatically reinvested in additional Shares, unless they specifically choose to receive cash dividends. Stockholders that receive dividends in the form of Shares will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

Anti-Takeover Provisions	The Board will be divided into three classes of directors, with the term of one class expiring at each annual meeting of stockholders. This structure is intended to provide the Company with a greater likelihood of continuity of management. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by the Company. See “Description of Our Stock.”

Leverage	We may seek to enhance our total returns through the use of leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other borrowings. There is no assurance that we will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of our total return. The net asset value of our Shares may be reduced by the issuance costs of any leverage. If we do choose to use leverage, depending on market conditions, we currently expect to use leverage in an aggregate amount equal to 35% of our total assets, which includes assets obtained through such leverage. However, in certain circumstances we could use leverage in an aggregate amount up to 50% of our total assets (including the proceeds from the leverage), the maximum amount allowable under the 1940 Act. The use of leverage involves significant risks. See “Risks — Risks Related to Our Business — If we use leverage, you will be exposed to additional risks, including the risk that our use of leverage can magnify the effect of any losses we incur.”

Available Information	After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). This information will be available at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. and on the SEC’s web site at http://www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly and estimates what our annual expenses would be, stated as percentages of our net assets attributable to Shares. We caution you that “Other Expenses” in the table below is an estimate and the actual amount might vary. Except where the context suggests otherwise, references to fees or expenses paid by “you,” “us” or the Company and statements that “we” will pay fees or expenses mean that our stockholders will indirectly bear such fees or expenses as investors in us.

The annual expense table below assumes that we use leverage, although we have not decided whether, and to what extent, we will finance investments using debt. However, the table presented below assumes we use leverage in an amount representing 35% of our total assets (including the proceeds from the leverage) while issuing the same number of Shares at a per annum interest rate of 5.72%. Actual interest payments may differ from what is shown.

“Total annual expenses” in the table presented below are higher than the total annual expenses percentage would be for a company that is not leveraged. Money that we borrow, if any, is used to leverage our net assets and increase our Managed Assets. The SEC requires that the “total annual expenses” percentage be calculated as a percentage of net assets, rather than our Managed Assets. Our “Managed Assets” means the value of our total assets less all of our accrued liabilities (other than the aggregate amount of any outstanding borrowings, preferred stock issuances or other instruments or obligations constituting financial leverage). In accordance with these assumptions, our expenses would be estimated to be as follows:

Stockholder Transaction Expenses (as a percentage of offering price)
Sales Load Paid(1)	4.50%
Offering and Organizational Expenses Borne by the Company(2)	0.85%
Dividend Reinvestment Plan Fees	None
Total Stockholder Transaction Expenses	5.35%

Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fees(3)	3.62%
Incentive Fees payable under Investment Advisory and Management Agreement (20.00% of pre-incentive fee net investment income and 20.00% of realized capital gains)(4)	0.00%
Interest Payments on Borrowed Funds(5)	3.08%
Other Expenses	0.77%
Total Annual Expenses	7.47%

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Shares, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Company’s first full year of operations and assume that the Company issues 11,700,000 Shares. If the Company issues fewer or more Shares, all other things being equal, these expenses would increase or decrease, respectively. See “Management of the Company” and “Dividend Reinvestment Plan.”

Example

The following example assumes we use leverage representing 35% of our total assets (including the proceeds from the leverage) and illustrates the expenses (including the sales load of $45.00) that you would pay on a $1,000 investment in Shares, assuming (i) annual expenses remain the same and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$115	$251	$380	$676

The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those assumed, and will be greater if the Company borrows more money than assumed in the table and example above. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table is accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Company’s actual rate of return may be greater or less than the hypothetical 5.00% return shown in the example. The incentive fee under the Investment Advisory and Management Agreement, which, assuming a 5.00% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This example assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

(1)	The underwriting discount and commission with respect to the Shares is a one-time fee and is the only initial sales load paid in connection with this offering. If, however, the Investment Adviser is fully paid by us under the Agreement Regarding Payment of Sales Load, the maximum sales load per Share would be the equivalent of 5.50%.

(2)	Amount reflects estimated offering expenses of $1,500,000, including up to $325,000 as reimbursement to Nexbank, an affiliate of our Investment Adviser, for distribution assistance, of which up to approximately $225,000 represents the total amount of compensation to wholesalers registered through Nexbank. Amount also reflects organizational costs of $68,600.

(3)	This amount includes our maximum base management fee of 2.00% of our Managed Assets and our administration fee of 0.35% of our Managed Assets. See “Management of the Company.”

(4)	We expect to invest substantially all of the net proceeds from this offering within three to six months and may have capital gains and income that could result in the payment of an incentive fee to the Investment Adviser in the first year after completion of this offering. However, the incentive fee payable to the Investment Adviser is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed a base incentive fee of 0.00% in this table.

The incentive fee has a net investment income component and a realized capital gain component:

The net investment income component of the incentive fee, which is payable quarterly in arrears, will equal 20.00% of the excess, if any, of our net investment income that exceeds a 1.75% quarterly (7.00% annualized) “hurdle rate,” subject to a “catch-up” provision (other than the period from our beginning of operations until December 31, 2007) measured as of the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our Managed Assets used to calculate the 2.00% base fee (see footnote 3 above). For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and fees for providing significant managerial assistance) earned during the calendar quarter, minus our operating expenses for the quarter (including the base fee and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains, realized and unrealized capital losses or unrealized capital appreciation or depreciation.

The realized capital gain component of the incentive fee, which will be payable in arrears at the end of each calendar year beginning on December 31, 2007, will equal (i) 20.00% of (A) our realized capital gains, if any, net of all realized capital losses, on a cumulative basis from the closing date of this offering to the end of such calendar year, less (B) any unrealized capital depreciation at the end of such calendar year, based on the valuation of each investment on the applicable calculation date compared to its adjusted cost basis, less (ii) the aggregate amount of all fees paid to the Investment Adviser in prior calendar years pursuant to this realized capital gain component of the incentive fee.

For a more detailed discussion of the calculation of the incentive fee, see “Management of the Company — Investment Advisory and Management Agreement.”

(5)	The table presented below in this footnote estimates our annual expenses stated as percentages of our net assets attributable to Shares. This table assumes we are the same size as in the table above, but unlike the table above, assumes that we have incurred no debt (or issued preferred stock) nor incurred interest expense on borrowed funds. In accordance with these assumptions, our expenses would be estimated to be as follows:

Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fees(3)	2.35%
Incentive Fees payable under Investment Advisory and Management Agreement (20.00% of pre-incentive fee net investment income and 20.00% of realized capital gains)(4)	0.00%
Interest Payments on Borrowed Funds	None
Other Expenses	0.55%
Total Annual Expenses	2.90%

Example

The following example assumes we do not use leverage and illustrates the expenses (including the sales load of $45.00) that you would pay on a $1,000 investment in Shares, assuming (i) annual expenses remain the same and (ii) a 5% annual return:

Example	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$73	$131	$191	$353

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table is accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Company’s actual rate of return may be greater or less than the hypothetical 5.00% return shown in the example. The incentive fee under the Investment Advisory and Management Agreement, which, assuming a 5.00% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This example assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

(6)	Highland has contractually agreed to waive or reimburse us for all base management fees during the first three months of our operations and half of all base management fees during the next three months of our operations. These waivers or reimbursements will further reduce our expenses.

The Investment Adviser (and not the Company) will pay Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC structuring fees in connection with this public offering of Shares. See “Underwriting.”

RISKS

Before you invest in the Shares, you should be aware of various risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in the Shares. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of the Shares could decline, and you may lose all or part of your investment.

Risks Related to Our Business

We have no operating history.

We have no operating history. We are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. We have entered into a warehouse arrangement pursuant to which the Warehouse has, at the direction of our Investment Adviser, acquired or obtained the ability to acquire bank loans and other assets identified herein and granted us the option, exercisable by us not later than March 15, 2007, to acquire the assets in the Warehouse at their value at the time of exercise. Initially, we will invest the remainder of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. We anticipate that it will take up to six months to invest substantially all of the net proceeds of this offering in accordance with our investment objective and strategies due to the time necessary to identify, evaluate, structure, negotiate and close suitable investments in middle-market and unlisted companies. Therefore, during this interim period, we will invest primarily in senior loans and bonds. We will pay the base management fee throughout this interim period. If the base management fee and other expenses of ours exceed the return on the temporary investments, our equity capital will be eroded. Additionally, we may not be able to pay any dividends during this period or such dividends may be substantially lower than the dividends we expect to pay when our portfolio is fully invested.

We operate in a highly competitive market for investment opportunities.

Many entities, including public and private funds, commercial and investment banks, commercial financing companies, BDCs and insurance companies will compete with us to make the types of investments that we plan to make in middle-market and unlisted companies. Many of these competitors are substantially larger, have considerably greater financial, technical and marketing resources than we do and offer a wider array of financial services. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships. Many competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a BDC or the restrictions that the Code will impose on us as a regulated investment company. Some competitors may make loans with interest rates that are lower than the rates the Company wishes to offer. The Company cannot assure you that the competitive pressures it faces will not have a material adverse effect on its business, financial condition and results of operations. Also, as a result of this competition, the Company may not be able to take advantage of attractive investment opportunities from time to time, and can offer no assurance that it will be able to identify and make investments that are consistent with its investment objective. We have not yet identified any potential investments for our portfolio, although our competitors are likely to have identified and begun to pursue potential investments in which we may be interested.

The Investment Adviser’s key personnel have no experience managing a BDC and we cannot assure you that their past experience will be sufficient to manage our Company as a BDC.

The 1940 Act imposes numerous complex constraints on the operations of BDCs. In order to maintain our status as a BDC, the 1940 Act prohibits us from acquiring any assets other than “qualifying assets” unless, after giving effect to the acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally may include securities of certain unlisted U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing one year or less from the time of investment. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or could force us to pay unexpected taxes and penalties, which could be material. The lack of experience of the Investment Adviser’s senior professionals in managing a portfolio of assets under such regulatory constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Key personnel of the Investment Adviser will provide services to other clients, which could reduce the amount of time and effort they devote to us and thus negatively impact our performance.

Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of the Investment Adviser to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of the investment process and ability of Highland, in its capacity as our Investment Adviser and administrator, to provide competent, attentive and efficient services to us. The Company’s portfolio managers will have substantial responsibilities to other clients of the Investment Adviser and its affiliates in addition to its activities on behalf of the Company. The portfolio managers and the investment professionals dedicated to our business may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our business effectively could have a material adverse effect on our business, financial condition and result of operations.

Key personnel of the Investment Adviser will provide advisory services to other investment vehicles that may have common investment objectives with ours and may face conflicts of interest in allocating investments.

The Investment Adviser or its officers and employees serve or may serve as officers, trustees, directors or principals of entities that operate in the same or a related line of business or of investment funds managed by the Investment Adviser or its affiliates. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in the best interests of the Company or its stockholders. As a result, the Investment Adviser will face conflicts in the allocation of investment opportunities to the Company and other entities or funds. In order to fulfill its fiduciary duties to each of its clients, the Investment Adviser will endeavor to allocate investment opportunities over time in a fair and equitable manner that may, subject to applicable regulatory constraints, involve pro rata co-investment by the Company and such other clients or may involve a rotation of opportunities among the Company and such other clients. See “Management of the Company — Conflicts of Interest.”

Our success is dependent upon the members of the Investment Adviser’s senior professionals, and the loss of any of them could severely and detrimentally affect our operations.

The Company’s ability to identify and invest in attractive opportunities is dependent upon Highland, the Investment Adviser. If one or more key individuals leaves Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Company from achieving its investment objective.

If we use leverage, you will be exposed to additional risks, including the risk that our use of leverage can magnify the effect of any losses we incur.

We may seek to enhance our total returns through the use of leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other borrowings. Although our use of leverage may create an opportunity for increased returns for our Shares, it also results in additional risks and can magnify the effect of any losses and thus could negatively impact our business and results of operation. If we do incur leverage, a decrease in the value of our investments would have a greater negative impact on the value of our Shares than if we did not use leverage. If the income and gains from the investments purchased with leverage, net of increased expenses associated with such leverage, do not cover the cost of such leverage, the return to holders of our Shares will be less than if leverage had not been used. There is no assurance that our use of leverage, if any, will be successful. Leverage involves other risks and special considerations for common stockholders including, but not limited to, the following:

•	We would not be permitted to pay dividends on the Shares if dividends on the preferred stock and/or interest on borrowings have not been paid or set aside for payment.

•	Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt or preferred stock or other senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines below that level we will be prohibited from paying dividends on the Shares. If that happens, in order to maintain our tax qualification we may be required to sell a portion of our investments and repay a portion of our leverage at a time when such sales and/or repayments may be disadvantageous.

•	It is likely that any debt we incur will be governed by an indenture or other instrument containing covenants that may restrict our operating flexibility or our ability to pay dividends and other distributions on Shares in certain instances.

•	Any debt that we issue or incur may be secured by a lien on our assets, which, in the event of a default under the instrument governing the debt, would subject such collateral to liquidation by the lenders at a time when such sales may be disadvantageous.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing our leverage.

•	Any leverage instruments that we issue in the future will have rights, preferences and privileges over our income and against our assets in liquidation that are more favorable than those of our Shares.

•	There will likely be greater volatility of net asset value and market price of our Shares than for a comparable company that does not use leverage.

•	When we use leverage, the base management fee payable to our Investment Adviser will be higher than if we did not use leverage.

•	We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the leverage instruments issued by us.

•	The 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders, including rights that could delay or prevent a transaction or a change in control to the detriment of the holders of our Shares. See “Description of Our Stock — Preferred Stock.”

Regulations governing our operation as a BDC will affect the investments we may make and our ability to, and the way in which we, raise additional capital.

Our business may benefit from raising capital in addition to the proceeds of this offering. We may acquire additional capital through the use of leverage and issuance of additional Shares. If we use leverage we may do so up to the maximum amount permitted by the 1940 Act. We generally will not be able to issue and sell our Shares at a price below net asset value per Share. We may, however, sell our Shares, or warrants, options or rights to acquire our Shares, at prices below the current net asset value of the Shares if our Board determines that such sale is in the best interests of our company and its stockholders, and our stockholders approve such sale. In any such case, except in connection with rights offerings or with stockholder approval, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any underwriting commission or discount).

We may also make rights offerings to our stockholders at prices per Share less than the net asset value per Share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more Shares or issuing leverage instruments convertible into, or exchangeable for, our Shares, the percentage ownership of our stockholders at that time would decrease and such stockholders may experience dilution.

Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

If certain of our investments are deemed not to be qualifying assets, we could be precluded from investing in the manner described in this prospectus, or deemed to be in violation of the 1940 Act, in which case we may not qualify to be treated as a BDC.

In order to maintain our status as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. There is a risk that certain investments that we intend to make would not be deemed to be qualifying assets. For example, qualifying assets include securities of a listed or unlisted U.S. issuer that is not an investment company or a financial company (that is, a company that would be an investment company except for one or more of the exclusions from the definition of investment company in Section 3(c) of the 1940 Act) if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the Company’s purchase, were unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements and if the purchase is made in transactions not involving a public offering from the issuer, someone who has been an affiliated person of the issuer within the prior 13 months or from any person in transactions incident thereto. If certain of our investments are deemed to not be qualifying assets under such definition we could be precluded from investing in the manner described in this prospectus or deemed to be in violation of the 1940 Act.

The SEC may not grant us exemptive relief to co-invest with other accounts and funds managed by the Investment Adviser and its affiliates in certain privately-placed securities and other situations.

The Investment Adviser may apply to the SEC for exemptive relief to enable us and registered investment companies advised by the Investment Adviser to co-invest with other accounts and funds managed by the Investment Adviser and its affiliates in certain privately-placed securities and other situations. If it applies for such relief, there are no assurances that the Investment Adviser will receive the requested relief. If such relief is not obtained and until it is obtained, the Investment Adviser may be required to allocate some investments solely to any of the Company and one or more registered funds or solely to one or more other unregistered accounts or funds advised by Highland or its affiliates. This restriction could preclude the Company from investing in certain securities it would otherwise be interested in and could adversely affect the speed at which the Company is able to invest its assets and, consequently, the performance of the Company.

Certain of our portfolio investments will be recorded at fair value as determined in good faith pursuant to policies and procedures approved by our Board and, as a result, there will be uncertainty as to the value of our portfolio investments.

A large percentage of the Company’s portfolio investments will be in the form of securities that are not publicly-traded. The fair value of securities and other investments that are not publicly-traded may not be readily determinable. The Company will value these securities at least quarterly at fair value as determined in good faith pursuant to policies and procedures approved by the Board. See “Determination of Net Asset Value.” However, because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. These factors could make it more difficult for investors to value accurately the Company’s securities and could lead to under-valuation or over-valuation of the Shares.

The lack of liquidity in our investments may adversely affect our business.

We will make investments in unlisted companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than listed securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded such investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that it has material non-public information regarding such portfolio company.

We will pay the Investment Adviser a base management fee based on our Managed Assets, which may create an incentive for the Investment Adviser to cause us to incur more leverage than is prudent in order to maximize its compensation.

We will pay the Investment Adviser a quarterly base management fee based on the value of our Managed Assets. Accordingly, the Investment Adviser will have an economic incentive to increase our leverage. If our leverage is increased, we will be exposed to increased risk of loss, bear the increased cost of issuing and servicing such senior indebtedness, and will be subject to any additional covenant restrictions imposed on us in an indenture or other instrument or by the applicable lender. See “Risks Related to Our Business — We will pay the Investment Adviser incentive compensation based on our net investment income and realized capital gains, which may create an incentive for the Investment Adviser to cause us to incur more leverage than is prudent in order to maximize its compensation.”

We will pay the Investment Adviser incentive compensation based on our net investment income and realized capital gains, which may create an incentive for the Investment Adviser to cause us to incur more leverage than is prudent in order to maximize its compensation.

The incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Investment Adviser is determined, which is calculated as a percentage of the return on net assets, may encourage the Investment Adviser to use leverage to increase the return on the Company’s investments. If the Investment Adviser acquires poorly-performing assets with such leverage, the loss to holders of the Shares, including investors in this offering, could be substantial. Moreover, if our leverage is increased, we will be exposed to increased risk of loss, bear the increased cost of issuing and servicing such senior indebtedness or preferred stock, and will be subject to any additional covenant restrictions imposed on us in an indenture or other instrument or by the applicable lender. See “Risks Related to Our Business — We will pay the Investment Adviser a base management fee based on our Managed Assets, which may create an incentive for the Investment Adviser to cause us to incur more leverage than is prudent in order to maximize its compensation.”

We will pay the Investment Adviser incentive compensation based on our net investment income and realized capital gains. This arrangement may lead the Investment Adviser to recommend riskier or more speculative investments in an effort to maximize its compensation.

The incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Because the portion of the incentive fees payable in respect of net investment income remains payable even if the Company is incurring realized or unrealized capital losses, the Investment Adviser may be encouraged to invest in obligations that pay high rates of interest even if there is excessive risk of default. Alternatively, because the Investment Adviser will receive incentive fees based upon net capital gains realized on our investments without a hurdle rate, the Investment Adviser may be encouraged to invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income-producing securities. Such a practice could result in the Company’s investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. Furthermore, because a portion of the incentive fee is based on interest and dividend income and is calculated on an accrual basis regardless of whether the Company has received a cash payment, the Investment Adviser might have an incentive to invest in zero coupon or deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn incentive fees even when the issuer may not be able to make payments on such securities. The foregoing risks could be increased because the Investment Adviser is not obligated to reimburse the Company for any incentive fees received even if the Company subsequently incurs losses or never receives cash with respect to income that was previously accrued. See “Risks Related to Our Business — We will pay the Investment Adviser a base management fee based on our Managed Assets, which may create an incentive for the Investment Adviser to cause us to incur more leverage than is prudent in order to maximize its compensation” and “Risks Related to Our Business — We will pay the Investment Adviser incentive compensation based on our net investment income and realized capital gains, which may create an incentive for the Investment Adviser to cause us to incur more leverage than is prudent in order to maximize its compensation.”

Risks Related to Our Investments

The assets in the Warehouse that we may acquire with the proceeds of this offering may be worth less than the amount we have paid for such assets and may generate a negative return.

We have entered into a warehouse arrangement pursuant to which the Warehouse has, at the direction of our Investment Adviser, acquired or obtained the ability to acquire bank loans and other assets identified herein and granted us the option, exercisable by us not later than March 15, 2007, to acquire the assets in the Warehouse at their value at the time of exercise. We can provide no assurance as to the accuracy of the value of such assets and, as a result, the consideration paid by us may exceed the value of such assets. There is no guarantee that the assets will continue to generate a positive spread or total return through the date on which we must decide whether to exercise or let lapse our option to acquire such assets, and such assets could in fact generate a negative return by that date and such negative return could be so large that Nova Scotia would terminate the Warehouse arrangement at a time when we would lose all of our assets. We will take any positive or negative total return on such assets and any value of our option into account in our net asset valuation immediately prior to pricing of this offering. See “Portfolio Ramp-Up.”

Investments in middle-market and unlisted companies present certain challenges, including the lack of available information about such companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

Investments in middle-market and unlisted companies involve a number of significant risks, including the following:

•	Such companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral.

•	Such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger or listed businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

•	Such companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on us.

•	Such companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

•	Such companies may cease to be treated as unlisted companies for purposes of the regulatory restrictions applicable to us, in which case we might not be able to invest additional amounts in them.

Little public information exists about these companies. The greater difficulty in making a fully-informed investment decision raises the risk of misjudging the credit quality of the company and we may lose money on our investments.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may need to incur additional expenses to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of its claim to that of other creditors.

Investments in lower credit quality obligations present certain challenges, including higher risks of default, increased adverse effects caused by economic downturns and lack of liquidity.

Most of the Company’s debt investments are likely to be in lower grade obligations. The lower grade investments in which the Company invests may be rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Investment Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.

Investment in lower grade investments involves substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile, and are less liquid than investment grade securities. For these reasons, your investment in the Company is subject to the following specific risks:

•	increased price sensitivity to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a lower grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade debt tend to reflect individual developments of the issuer to a greater extent than do higher quality investments, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade debt may have an adverse effect on the Company’s net asset value and the market value of the Shares. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal of or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for lower grade debt may not be as liquid as the secondary market for more highly rated debt, a factor that may have an adverse effect on the Company’s ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade debt could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become highly illiquid. As a result, the Company could find it more difficult to sell these instruments or may be able to sell the securities only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company’s net asset value.

Since investors generally perceive that there are greater risks associated with lower-grade debt of the type in which the Company may invest a portion of its assets, the yields and prices of such debt may tend to fluctuate more than those for higher rated instruments. In the lower quality segments of the fixed income markets, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

Our investments in debt securities of distressed or bankrupt companies may subject us to certain risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than-expected investment values or income potentials and resale restrictions.

At times, distressed debt obligations may not produce income and may require the Company to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover its investment. Therefore, to the extent the Company invests in distressed debt, the Company’s ability to achieve current income for its stockholders may be diminished. The Company also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt the Company invests in will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by the Company, there can be no assurance that the securities or other assets received by the Company in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Company upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Company’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, the Company may be restricted from disposing of such securities.

Investments in obligations of distressed or bankrupt issuers present certain challenges inherent in the bankruptcy process or in participation on creditor committees.

The Company is authorized to invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. There is no limit on the amount of the Company’s portfolio that can be invested in distressed or bankrupt issuers, and the Company may invest for purposes of control. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Company. Second, the effect of a bankruptcy filing on an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Company’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial. In any investment involving distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the distressed debt obligations, the value of which may be less than the Company’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Company may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving distressed debt obligations in which the Company invests, there is a potential risk of loss by the Company of its entire investment in any particular investment.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities that may exceed the value of our original investment in a company. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Investment Adviser’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to us and distributions by us or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. See “Risks — Risks Related to Our Investments — Investments in debt obligations pose certain risks in U.S. courts with respect to insolvency considerations” below.

The Investment Adviser on our behalf may participate on committees formed by creditors to negotiate with the management of financially-troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If we do choose to join a committee, we would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. There can be no assurance that we would be successful in obtaining results most favorable to it in such proceedings, although we may incur significant legal and other expenses in attempting to do so. As a result of participation by us on such committees, we may be deemed to have duties to other creditors represented by the committees, which might thereby expose us to liability to such other creditors who disagree with our actions. Participation by us on such committees may cause us to be subject to certain restrictions on our ability to trade in a particular investment and may also make us an “insider” or an “underwriter” for purposes of federal securities laws. Either circumstance will restrict our ability to trade in or acquire additional positions in a particular investment when we might otherwise desire to do so.

Investments in debt obligations pose certain risks in U.S. courts with respect to insolvency considerations.

Various laws enacted for the protection of creditors may apply to the debt obligations held by the Company. The information in this paragraph is applicable with respect to U.S. issuers subject to U.S. bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Company) or from subsequent transferees of such payments (such as the investors in the Company). To the extent that any such payments are recaptured from the Company, the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its investment, in good faith and without knowledge that the payments were avoidable. Although the Investment Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight, and in any event, there can be no assurance as to whether any lending institution or other investor from which the Company acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Company.

Our portfolio companies may incur additional debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which we will often invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligations to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Investments in senior loans, second lien loans, other secured loans and unsecured loans present certain challenges, such as restrictive covenants, low trading volume and risks related to rank.

Senior Loans.  Bank loans are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Company’s investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” The Company’s investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.

Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Company are likely to be below investment grade.

The Company may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and in any event, the Company may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Company generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Company may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Company will be exposed to the credit risk of both the borrower and the institution selling the participation.

Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly-traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.

Second Lien Loans.  Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Other Secured Loans.  Secured loans other than senior loans and second lien loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. However, such loans may rank lower in right of payment than any outstanding senior loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher-ranking secured obligations of the borrower. Lower-ranking secured loans are expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower-ranking secured loans, which would create greater credit risk exposure.

Unsecured Loans.  Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

The debt securities in which we invest are subject to prepayment risk.

If interest rates fall, the principal on debt held by the Company may be able to be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Company in securities bearing lower interest rates, resulting in a possible decline in the Company’s income and distributions to stockholders. The Company may invest in pools of mortgages or other assets issued or guaranteed by private issuers or U.S. government agencies and instrumentalities. Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop. The improved financial performance of an issuer can lead an issuer to prepay securities.

Inflation may cause the real value of our investments to decline.

Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Company purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, the Company is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

The Company’s reinvestment of its cash flow subjects it to risks posed by fluctuating interest rates.

The Company reinvests the cash flows received from a security. The additional income from such reinvestment, sometimes called interest-on-interest, is reliant on the prevailing interest rate levels at the time of reinvestment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Company receives upon the maturity or sale of a portfolio security.

Issuers’ rights to “call” all or part of certain securities subject the Company to timing risks.

Many agency, corporate and municipal bonds, and most mortgage-backed securities, contain a provision that allows the issuer to “call” all or part of the issue before the bond’s maturity date, often after 5 or 10 years. The issuer usually retains the right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because an issuer is more likely to call the bonds when interest rates have dropped, the Company is exposed to reinvestment rate risk, i.e., the Company may have to reinvest at lower interest rates the proceeds received when the bond is called. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond. The improved financial performance of an issuer can lead an issuer to “call” securities.

Common stock investments may be volatile and may fluctuate substantially.

The Company may have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns. The equity securities acquired by the Company may fail to appreciate and may decline in value or become worthless.

Dividends on common stock investments are not guaranteed and are declared at the discretion of the issuer’s board of directors.

Dividends on common stock are not fixed, but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Company invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Investments in small and mid-cap securities pose risks due to their relatively smaller size, including low volatility and trading volumes.

We may invest in companies with small or medium capitalizations. Securities issued by smaller and medium companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a smaller or medium company’s securities, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with larger company securities. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium company’s security price than is the case for a larger company. In addition, smaller or medium company securities may not be well known to the investing public.

Investments in preferred stocks present certain challenges, including deferred distributions, subordination to other debt instruments, lack of liquidity and limited voting rights.

To the extent the Company invests in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Company owns a preferred security that is deferring its distributions, the Company may be required to report income for tax purposes although it has not yet received such income.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights.  Generally, preferred security holders (such as ourselves) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Lending of the Company’s securities may lead to the risk of lost opportunities due to the securities’ unavailability.

The Company may lend its portfolio securities to banks or dealers that meet the creditworthiness standards established by the Board. Securities lending is subject to the risk that loaned securities may not be available to the Company on a timely basis and the Company may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Company that occurs during the term of the loan would be borne by the Company and would adversely affect the Company’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.

Our use of certain instruments, such as options, structured finance securities and derivatives, may result in losses greater than if they had not been used.

We may invest in various derivative securities which, to the extent they are not qualifying assets, will be limited to the 30% of our assets that we may use for opportunistic investments.

Risks Associated with Options.  There are several risks associated with transactions in options on securities, such as, exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Company foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Company writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Company writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Company could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Company received when it wrote the option. While the Company’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Company risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Investing in Structured Finance Securities.  A portion of the Company’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Company may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, and the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

Asset-Backed Securities Risk.  Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

Mortgage-Backed Securities Risk.  A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Company’s mortgage-backed securities will result in an unforeseen loss of interest income to the Company as the Company may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

Derivative Risk.  Derivative transactions in which the Company may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions, forward foreign currency contracts, currency swaps or options on currency futures and other derivatives transactions (collectively, “Derivative Transactions”), also involve certain risks and special considerations. Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative Transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Company to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Company can realize on an investment or may cause the Company to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Company’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Company to deliver or receive a specified currency. Additionally, amounts paid by the Company as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Company for investment purposes.

Unless and until the Company is fully qualified to utilize the regulated derivatives markets, the use of Derivative Transactions will generally be confined to private transactions with legally-authorized counterparties.

To the extent that the Company purchases options pursuant to a hedging strategy, the Company will be subject to the following additional risks. If a put or call option purchased by the Company is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Company will lose its entire investment in the option.

Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Company might be unable to exercise an option it had purchased. If the Company were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Counterparty Risk.  We will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by us. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances.

Synthetic Securities.  In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities the Company will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). The Company generally will have no right to enforce directly compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Company will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, the Company will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, an overabundance of synthetic securities with any one counterparty subjects the notes to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Investment Adviser may not perform independent credit analyses of the counterparties, any such counterparty, or an entity guaranteeing such counterparty, individually or in the aggregate. A “Reference Obligation” is the debt security or other obligation upon which the synthetic security is based. A “Reference Obligor” is the obligor on a Reference Obligation. There is no maximum amount of the Company’s assets that may be invested in these securities.

Non-diversification of the Company’s assets or the use of other focused strategies may present more risks than if the Company were diversified or used broad strategies.

While the Investment Adviser will invest in a number of fixed-income and equity instruments issued by different issuers and plans to employ multiple investment strategies with respect to our portfolio, it is possible that a significant amount of our investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of our portfolio in any one issuer would subject us to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject us to a greater degree of risk with respect to economic downturns relating to such industry. The focus of our portfolio in any one investment strategy would subject us to a greater degree of risk than if our portfolio were varied in its investments with respect to several investment strategies.

Prospective investments in small, unseasoned companies may be risky.

We may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which we may invest will be start-up companies, which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general.

Competitors of certain companies may have substantially greater financial resources than many of the companies in which we may invest.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

We intend to invest up to (but may invest more than) 20% of our total assets in foreign securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to: (1) future foreign economic, financial, political and social developments; (2) different legal systems; (3) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (4) lower trading volume; (5) much greater price volatility and illiquidity of certain foreign securities markets; (6) different trading and settlement practices; (7) less governmental supervision; (8) changes in currency exchange rates; (9) high and volatile rates of inflation; (10) fluctuating interest rates; (11) less publicly available information; (12) different accounting, auditing and financial recordkeeping standards and requirements; and (13) expropriation, confiscatory taxation and nationalization.

We may employ hedging techniques to minimize currency exchange rate risks or interest rate risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

Our investments in emerging markets may involve significant risks in addition to the risks inherent in developed markets.

Some of the securities of foreign issuers in which the Company may invest include securities of emerging market issuers. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation and nationalization and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Company’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Terrorist attacks and acts of war may affect any market for our Shares, impact the businesses in which we invest and harm our business, operating results and financial condition.

The war with Iraq, its aftermath and the continuing U.S. presence in Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events in the future cannot be ruled out. The war, the U.S. presence in Iraq, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, inflation and other factors relating to the Shares.

There can be no assurance that the Investment Adviser will be able to predict accurately the future course of the price movements of securities and other investments and the movements of interest rates.

The profitability of a significant portion of the Company’s investment program depends to a great extent upon the Investment Adviser’s correctly assessing the future course of the price movements of securities and other investments and the movements of interest rates. There can be no assurance that the Investment Adviser will be able to predict accurately these price and interest rate movements. With respect to the investment strategies the Company may utilize, there will be a high degree of market risk.

Risks Related to This Offering and Our Shares

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other fully-invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We have entered into a warehouse arrangement pursuant to which the Warehouse has, at the direction of our Investment Adviser, acquired or obtained the ability to acquire bank loans and other assets identified herein and granted us the option, exercisable by us not later than March 15, 2007, to acquire the assets in the Warehouse at their value at the time of exercise. We plan to invest the remainder of the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies. Initially, we will invest the remainder of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. We anticipate that within three to six months substantially all of the net proceeds of this offering will be invested in accordance with our investment objective and strategies, depending on the availability of appropriate investment opportunities and other market conditions. Therefore, during this interim period, we will invest primarily in senior loans and bonds. As a result, any dividends that we pay during this period may be substantially lower than the dividends that we may be able to pay when our portfolio is fully invested in securities in accordance with our investment objective and strategies. In addition, until such time as the net proceeds of this offering are invested in securities meeting our investment objective, the market price for our Shares may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities in accordance with our investment objective and strategies.

We may experience fluctuations in our net asset value.

Because a substantial portion of the assets of the Company will consist of loans and debt securities, the net asset value of the Shares will fluctuate with changes in interest rates, as well as with changes in the prices of the securities owned by the Company caused by other factors. These fluctuations are likely to be greater when the Company is using financial leverage.

We may be subject to U.S. federal income tax if we are unable to qualify as a regulated investment company.

To maintain our qualification as a regulated investment company under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. Satisfying these requirements may require the Company to take actions that it would not otherwise take, such as selling investments at unattractive prices to satisfy such source-of-income, diversification or distribution requirements. In addition, while the Company is authorized to borrow funds in order to make distributions, under the 1940 Act it is not permitted to make distributions to stockholders while its debt obligations, if any, and other senior securities are outstanding unless certain “asset coverage” tests are met. If we fail to qualify as a regulated investment company for any reason and become or remain subject to U.S. federal corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on the Company and its stockholders. See “Tax Matters.”

Our recognition of income before or without receiving cash representing such income may lead to difficulties in making distributions.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we invest in zero coupon securities, deferred interest securities or certain other securities, or if we receive warrants in connection with the making of a loan or possibly in other circumstances. Such original issue discount generally will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. In such case, the Investment Adviser is not obligated to reimburse the Company for any incentive fees received even if the Company subsequently recognizes losses or never receives cash with respect to income that was previously accrued.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding U.S. federal income and excise taxes. Accordingly, to meet these distribution requirements we may have to sell some of our investments at times we would not consider advantageous, or we may have to raise additional debt or equity capital or reduce new investment originations. If we are not able to obtain cash from other sources, we may fail to qualify as a regulated investment company and become subject to corporate-level U.S. federal income tax. See “Tax Matters.”

The market price and trading volume of our Shares may be volatile following this offering, and you may be unable to resell your Shares at or above the initial public offering price.

As with any stock, the price of the Shares will fluctuate with market conditions and other factors. If Shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the Company. The Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end companies frequently trade at a discount from their net asset value. The Shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their Shares in a relatively short period of time after completion of the initial offering.

The market price and liquidity of the market for the Shares may be significantly affected by numerous factors, some of which are beyond the Company’s control and may not be directly related to its operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to regulated investment companies or BDCs;

•	loss of regulated investment company status;

•	changes in earnings or variations in operating results;

•	changes in the value of its portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

A regular trading market for the Shares might not develop, which would harm the liquidity and value of our Shares.

Prior to this offering, there has been no established trading market for the Shares. The Shares have been approved for listing on the NYSE under the symbol “HCD,” subject to official notice of issuance. However, we cannot assure you that regular trading of the Shares will develop on that exchange or elsewhere or, if developed, that any such market will be sustained. Accordingly, we cannot assure you of the liquidity of any trading market for the Shares, the ability of our stockholders to sell their Shares or the prices that our stockholders may obtain for their Shares.

Shares of companies sold in an initial public offering often trade at a discount to the initial public offering price due to underwriting discounts and related offering expenses.

Shares eligible for future sale may harm the Share price.

Upon consummation of this offering, we will have 12,033,333.33 Shares outstanding (or 13,788,333.33 Shares if the over-allotment option is exercised in full). We cannot predict the effect, if any, of future sales of Shares, or the availability of Shares for future sales, on the market price of the Shares. Sales of substantial amounts of these Shares, or the perception that these sales could occur, may harm prevailing market prices for the Shares.

Changes in the laws or regulations governing our portfolio companies could have a material adverse affect on our business.

Our portfolio companies will be subject to regulation by laws at the local, state and federal level. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations, or any failure to comply with them by our portfolio companies, could have a material adverse affect on our business.

Our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our Shares.

Our certificate of incorporation and bylaws include provisions that could limit the ability of other entities or persons to acquire control of us or convert us to an investment company. These provisions could deprive the holders of Shares of opportunities to sell their Shares at a premium over the then current market price of the Shares or at net asset value.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. Such forward-looking statements involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

We use words such as “anticipates,” “believes,” “expects,” “intends,” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risks” and elsewhere in this prospectus.

We have based such forward-looking statements on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

THE COMPANY’S OPERATIONS

Overview

We are a newly-organized, non-diversified closed-end company that has filed an election to be treated as a BDC under the 1940 Act. We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company under Subchapter M of the Code. See “Tax Matters.” We were organized as a Delaware corporation on August 22, 2006, pursuant to a certificate of incorporation governed by the laws of the State of Delaware. We have no operating history.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we are required to invest at least 70% of our total assets in qualifying assets, including securities of certain unlisted U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

Revenues

We plan to generate revenue in the form of interest payable on the debt we hold, dividends on our equity interests and capital gains on warrants and other debt or equity interests that we acquire in portfolio companies. We expect our portfolio of debt instruments to have varying maturities and typically to bear interest at a fixed or floating rate. Other securities may have shorter or longer terms. Interest on debt securities will be payable generally quarterly or semi-annually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, the instrument may defer payments of cash interest for the first few years. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing significant managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

The Company’s primary operating expenses will include the payment of management fees and administration fees. The Company’s base management fee will compensate Highland for work in identifying, evaluating, negotiating, closing and monitoring the Company’s investments. The Company’s administration fee will compensate Highland for, among other things, furnishing, at its sole expense, the Company with office facilities, officers, equipment and clerical, bookkeeping and recordkeeping services, which are expected to comprise most of Highland’s expenses in connection with the performance of administration services. See “Management of the Company.” The Company will bear all other costs and expenses of its operations and transactions, including those relating to its organization and this offering; the cost and expenses of any independent valuation firm retained for purposes of valuing securities in connection with the determination of the Company’s net asset value; expenses incurred by Highland payable to third parties in monitoring the Company’s investments and performing due diligence on prospective portfolio companies; interest payable on debt or dividends payable on preferred stock, if any, incurred to finance its investments; future offerings of Shares and other securities, if any; management fees payable under the Investment Advisory and Management Agreement; administration fees payable under the administration agreement; trading and transfer fees, commissions and similar costs payable to third parties relating to, or associated with, making or disposing of investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent director fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Company’s allocable portion of any joint fidelity bond, directors’ and officers’/errors and omissions liability insurance, and any other insurance premiums; indemnification payments; audit and legal fees and expenses; and all other expenses incurred by the Company. Under the administration agreement, Highland, not the Company, will be responsible for the Company’s allocable portion of overhead, including rent and the allocable portion of the employment costs of the Company’s executive officers and their respective staffs and other employees of Highland who devote substantial attention to the administration of the Company, except that the Company will be responsible for all costs relating to maintenance of a toll-free stockholder information telephone line, including the reimbursement of the Company’s allocable share of routine overhead expenses of any third-party service provider furnishing this telephone line. Each of the Company’s portfolio companies will pay all of its own expenses. See “Management of the Company.”

To the extent that any of the Company’s loans are denominated in a currency other than U.S. dollars, it may enter into currency hedging contracts to reduce exposure to fluctuations in currency exchange rates. The Company may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options and related forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by the Company.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also determine to fund a portion of our investments through borrowings from banks and issuances of senior securities, including preferred stock. We may finance investments using leverage via senior debt and/or preferred stock. Any decision to use leverage will depend on our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. In the future, we may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of the Shares. Immediately after this offering, we expect to have cash resources in excess of $175 million and no outstanding indebtedness or preferred stock other than the loan payable to the Investment Adviser. See “Portfolio Ramp-Up.”

Contractual Arrangements

We have entered into an Investment Advisory and Management Agreement with Highland under which we have material future rights and/or commitments. Pursuant to the Investment Advisory and Management Agreement, Highland has agreed to serve as our investment adviser and provide on our behalf significant managerial assistance to any of our portfolio companies to which we are required to provide such assistance. Payments under the Investment Advisory and Management Agreement in future periods will include (i) a base management fee, (ii) an incentive fee, and (iii) reimbursement of certain expenses. See “Management of the Company — Investment Advisory and Management Agreement.”

Although our officers will have certain primary duties and responsibilities to us, they may also perform duties for Highland, investment advisers to other funds affiliated with us and other Highland entities.

USE OF PROCEEDS

We have entered into a warehouse arrangement pursuant to which the Warehouse has, at the direction of our Investment Adviser, acquired or obtained the ability to acquire bank loans and other assets identified herein and granted us the option, exercisable by us not later than March 15, 2007, to acquire the assets in the Warehouse at their value at the time of exercise. We will use the remainder of the net proceeds of this offering as described below. See “Portfolio Ramp-Up.”

We plan to invest the remainder of the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies. Initially, we will invest the remainder of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. We anticipate that within three to six months substantially all of the net proceeds of this offering will be invested in accordance with our investment objective and strategies, depending on the availability of appropriate investment opportunities and other market conditions. Therefore, during this interim period, we will invest primarily in senior loans and bonds.

DISTRIBUTIONS

As a BDC, we intend to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company and maintain our regulated investment company status, we must distribute at least 90% of our “investment company taxable income” (which, generally, consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest. We intend to distribute each quarter to stockholders, beginning approximately 90 days after the closing of this offering, substantially all of our net investment income and net short-term capital gains that legally are available for distribution in order to meet this distribution requirement.

In order to avoid certain excise taxes imposed on regulated investment companies, we generally must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income for the calendar year, (ii) 98% of our capital gains in excess of our capital losses for the one-year period ending on October 31 of each calendar year, and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years. While we currently intend to make sufficient distributions to satisfy the annual distribution requirement and to avoid the excise taxes, there can be no assurance, however, that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, we will be liable for the excise tax only on the amount by which we do not meet this 98% distribution requirement. See “Tax Matters — Taxation of the Company.”

A portion of the cash distributions we receive from our investments may be treated as a return of capital and, therefore, generally would not be treated as investment company taxable income. While we anticipate that we will distribute some or all of such return of capital to stockholders, we are not required to do so in order to maintain our regulated investment company status.

Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed distribution.

Unless the registered owner of your Shares elects to receive cash by contacting PFPC Inc. (the “Plan Agent”), the agent for stockholders that is administering our Dividend Reinvestment Plan (the “Plan”), all distributions declared for your Shares will be automatically reinvested by the Plan Agent in additional Shares. If the registered owner of your Shares elects not to participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you (or, if the Shares are held in street or other nominee name, then to such nominee) by PFPC Inc., as the dividend disbursing agent. You may elect not to participate in the Plan and to receive all distributions in cash by sending written instructions or by contacting PFPC Inc., as the dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the distribution record date; otherwise, such termination or resumption will be effective with respect to any subsequently-declared distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest such cash in additional Shares for you. Stockholders that receive distributions in the form of Shares will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. If you wish for all distributions declared on your Shares to be automatically reinvested pursuant to the Plan, please contact your broker. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth:

•	our actual capitalization as of January 18, 2007; and

•	our capitalization as adjusted to reflect the receipt of the net proceeds of the sale of 11,700,000 Shares offered by us in this offering at an offering price of $15.00 per Share, after deducting underwriting discounts and commissions and estimated organization and offering expenses of approximately $1,500,000 payable by us.

You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

	As of January 18, 2007
	Actual	As Adjusted(1)
	(Amounts in thousands)

ASSETS:
Cash	$9,000,000	$175,102,500
Total assets	$9,000,000	$175,102,500
LIABILITIES:
Accrued Organizational Expenses	$68,600	$0
Note payable to Investment Adviser	$4,000,000	$4,000,000

Total liabilities	$4,068,600	$4,000,000
STOCKHOLDER’S EQUITY:
Common Stock, par value $0.001 per share; 550,000,000 common stock authorized, common stock outstanding, actual; common stock outstanding, as adjusted	$333	$12,033
Capital in excess of par value	$4,931,067	$171,090,467

TOTAL STOCKHOLDER’S EQUITY	$4,931,400	$171,102,500

(1)	Does not include the underwriters’ over-allotment option of 1,755,000 Shares.

BUSINESS

Overview

We are a newly-organized, non-diversified closed-end company incorporated under the laws of Delaware to invest primarily in financially-troubled or distressed companies that are either middle-market companies or unlisted companies. Our operations will be externally managed and advised by our investment adviser, Highland, pursuant to the Investment Advisory and Management Agreement. We have entered into a warehouse arrangement pursuant to which the Warehouse has, at the direction of our Investment Adviser, acquired or obtained the ability to acquire bank loans and other assets identified herein and granted us the option, exercisable by us not later than March 15, 2007, to acquire the assets in the Warehouse at their value at the time of exercise. See “Portfolio Ramp-Up.”

Our investment objective is total return generated by both capital appreciation and current income. We will seek to achieve this objective by investing in senior secured debt, mezzanine debt and unsecured debt, each of which may include an equity component, and in equity investments. Generally, distressed companies are those that (i) are facing financial or other difficulties and (ii) are or have been operating under the provisions of the U.S. Bankruptcy Code or other similar laws or, in the near future, may become subject to such provisions or otherwise be involved in a restructuring of their capital structure. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. We use the term “unlisted” to refer to companies not listed on a national securities exchange (for example, companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC would not be “listed” on a national securities exchange, although they may be considered “public” companies).

We have filed an election to be treated as a BDC under the 1940 Act. We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company under Subchapter M of the Code. See “Tax Matters.”

There is no limit on the maturity or duration of any security in our portfolio, but it is anticipated that our senior secured loans and our mezzanine loans typically will have maturities of three to seven years and five to ten years, respectively. See “Business — The Investment Process — Due Diligence — Investment Structure.” A significant portion of the debt that we invest in will likely be rated by a rating agency as below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by either S&P or Fitch). The Investment Adviser estimates that for those investments that are not rated, they will be of comparable, below investment grade quality. In addition, we may invest without limit in debt of any rating, including debt that has not been rated by any nationally recognized statistical rating organization.

While our primary focus will be to generate capital appreciation and current income through investments in senior secured debt, mezzanine debt, unsecured debt and equity investments, we may invest up to 30% of the portfolio in opportunistic investments that the research platform of the Investment Adviser identifies during the investment process in order to seek to enhance returns to stockholders. Such investments may, for example, include investments in the senior secured debt, mezzanine debt, unsecured debt, equity investments, other debt obligations, options, structured products and other derivatives of middle-market or unlisted companies operating in the financial sector or foreign and/or larger, listed companies. We expect that these companies generally will have debt securities that are non-investment grade.

Highland believes that the Company’s strategy provides a favorable risk-reward profile relative to other investment approaches, as it emphasizes capital preservation by primarily investing in debt that offers meaningful asset protection upon a liquidation, sale or recapitalization, while capturing the significant revaluation of such investments upon a successful restructuring and/or turnaround.

Our Investment Adviser

Highland, founded in 1993, is an investment adviser registered under the Advisers Act that specializes in credit and alternative investment strategies. Highland, together with Highland Capital Management Europe, Ltd., had over $33.1 billion in assets under management, $3.0 billion of which is invested in distressed accounts, as of December 31, 2006.

Highland employs a fundamental, bottoms-up investment approach that is enhanced by its industry-focused structure. This approach enables its professionals to focus on individual issues. This approach is further improved by a fund-specific, top-down analysis performed at the senior portfolio management level. In finding opportunities, the Investment Adviser utilizes its investment staff of approximately 81 investment professionals who actively monitor approximately 1,400 companies. Our investment process is driven by a team-management approach, utilizing industry specialization across 36 industries.

Highland serves as investment adviser to Highland Credit Strategies Fund (NYSE: HCF), Highland Floating Rate Advantage Fund, Highland Floating Rate Fund, Prospect Street High Income Portfolio, Inc. (NYSE: PHY) and Prospect Street Income Shares Inc. (NYSE: CNN), each of which is a closed-end investment management company registered under the 1940 Act. Additionally, Highland is the sub-advisor to one closed-end investment management company registered under the 1940 Act, and two investment trusts established under the laws of the Province of Ontario. These funds had total assets under management of $7.4 billion as of December 31, 2006.

Market Opportunity

Growing Supply of Distressed Investment Opportunities.  The Investment Adviser believes that current market conditions have presented abundant opportunities to invest in distressed markets and expects that such opportunities will continue to expand for these types of investments in the future. Due to the recent growth in new issuance and refinancing of leveraged loans, the Investment Adviser expects that the supply of distressed securities will continue to expand in the future. The Investment Adviser believes that there continues to be a significant imbalance between the ongoing supply of distressed securities as compared to the amount of capital actively allocated to such investments.

The Investment Adviser believes that the most important driver of corporate defaults has traditionally been new issue supply of leveraged loans and high-yield bonds. The Investment Adviser believes that the growth rates experienced by these markets will continue, as both markets have become critical sources of capital to a number of issuers, including: (i) established companies looking to finance sizeable acquisitions or riskier growth initiatives; (ii) opportunistic issuers of debt, such as leveraged buyout firms, that derive returns from leveraged acquisitions and recapitalizations; (iii) “fallen angels” needing to refinance their liabilities; (iv) middle-market and unlisted companies with limited access to institutional investor capital; and (v) start-up firms within selected industries. From 2002 through 2006 more than $2.6 trillion of leveraged loans and high-yield debt was issued, $862 billion more than the prior five-year total, and therefore, it is expected that the distressed debt market will remain robust for years to come. (Source: Credit Suisse, LPC, as of December 31, 2006).

As shown by the graphs that follow, the size of the leveraged loan market has grown approximately 76.93% over the last five years, expanding from approximately $802 billion in 2001 to $1,419 billion in 2006. New leveraged loan issuance reached a record high of $588 billion in 2006 and has increased approximately 169.70% over the five-year period ended December 31, 2006. (Source: Credit Suisse, LPC, as of December 31, 2006). Due to the current growth in new issuance and refinancing of leveraged loans, we expect a continued supply of distressed loans in the future. Default rates for leveraged loans averaged 3.05% for the ten-year period ended 2006. As of December 31, 2006, default rates declined to 0.34%, 271 basis points below the ten-year average. (Source: Credit Suisse, as of December 31, 2006).

Historical Growth of the Leveraged Loan Market: 1997 — 2006

Source: Credit Suisse, LPC

High-Yield Bond vs. Leveraged Loan Default Rate: 1997 — 2006

Note:	Defaulted loans defined as missed coupon, filed Chapter 11, distressed exchange or cross-default.
Source: Credit Suisse

Similar to the leveraged loan market, the high-yield market has experienced considerable growth. High-yield bond issuance peaked in 1998 when approximately $150 billion of bonds were issued. Although issuance has subsequently contracted, high-yield bonds have continued to serve as an attractive form of financing. As shown by the graph below, the subsequent growth in the size of the high-yield market resulted in an increase of approximately 18.86% over the last five years, expanding from approximately $737 billion in 2001 to $876 billion in 2006. (Source: Credit Suisse, as of December 31, 2006). As shown by the graph above, during the same period, default rates on high-yield bonds have varied from a peak of 15.41% in 2002 to a trough of 0.73% in 2006. The average default rate on high-yield for the ten-year period ended December 31, 2006 was approximately 4.41%. (Source: Credit Suisse, as of December 31, 2006).

Often issuers of high-yield bonds and leveraged loans are one and the same; however, the historical leveraged loan default rates have been considerably lower over time as compared to high-yield bond default rates. This difference can often be explained by the senior secured nature of leveraged loans and the fact that they are typically secured with specific collateral. Often during the bankruptcy process a leveraged loan borrower will remain current on its principal and interest payments. Under these circumstances, the issuer is distressed but the loans are not in default. Thus, the high-yield bond market contributes to the increased supply of distressed issuers.

In the Investment Adviser’s opinion, this combination of a large and growing leveraged loan market and a high-yield market, and historically low default rates will present attractive opportunities in the future.

Historical Growth of the High-Yield Market: 1997 — 2006

Source: Credit Suisse

Middle-Market and Unlisted Opportunities.  The Investment Adviser believes that the nature of middle-market and unlisted loan borrowers, as compared to larger or listed, high-yield borrowers, typically results in a more consistent supply of distressed securities from middle-market and unlisted loan borrowers over the course of a business cycle. Middle-market and unlisted loan borrowers are typically just as susceptible to macro-economic factors, such as interest rates and economic outlook, as larger or listed, high-yield borrowers. However, as compared to larger or listed, high-yield borrowers, factors causing new issuance activity and financial distress in middle-market and unlisted loan borrowers are caused by more company specific issues that occur throughout the credit cycle. As a result, the Investment Adviser believes that while the supply of distressed, larger or listed, high-yield issuers can vary significantly, the supply of distressed middle-market and unlisted loans should remain more consistent over time.

Inefficient Distressed Markets.  The Investment Adviser believes the distressed markets are relatively inefficient due to a number of factors, including:

•	Non-Economic Selling. Many investors are unwilling or unable to purchase or hold distressed debt, leading to artificially low pricing on issues. Additionally, regulatory or capital restrictions at many institutions prevent the holding, leveraging or active managing of defaulted securities and often force the divestment of such positions at uneconomic prices.

•	Complexity of Analysis. The analysis of distressed investment opportunities is significantly more complex and challenging than that of traditional private equity investments. Investors often overestimate the long-term impact of a given company’s distress on fundamental value or become intimidated by the complexities of the restructuring process, leading to significant selling pressure and resulting in inefficient pricing. Likewise, holders of trade claims often lack expertise in assessing the value of their claims once a company has filed for bankruptcy and feel compelled to divest such claims at a discount for liquidity purposes.

•	Lack of Middle-Market and Unlisted Demand. Middle-market and unlisted investment opportunities are often overlooked by distressed debt analysts because of lower trading volume and the lack of institutional investor interest in such securities. As a result, middle-market and unlisted investments are generally characterized by less competition than larger, more-liquid, listed opportunities and typically offer more attractive valuations.

•	Barriers to Entry. Successful control-focused distressed investing requires a specialized skill set that includes: (i) the capacity to value accurately a company’s assets and analyze its capital structure; (ii) a sophisticated knowledge of the complex legal environment in which such investing occurs, particularly bankruptcy, securities, corporate and indenture law; (iii) the experience necessary to determine accurately the financial interests and legal rights of the debtor and each of its creditor constituencies; and (iv) refined negotiating skills. The difficulty of acquiring such competencies mitigates against the potential introduction of competitors.

Lower Risk, Higher Relative-Reward Strategy.  Investing in the distressed debt of companies at the senior-secured level of the capital structure offers benefits that include: (i) meaningful asset protection; (ii) priorities upon a liquidation, sale or recapitalization; and (iii) a lead position in the restructuring process. The Investment Adviser emphasizes risk avoidance and capital preservation in order to minimize losses.

Competitive Advantages

We believe that we possess the following competitive advantages over many other capital providers to middle-market and unlisted companies.

Investment Expertise.  Highland’s approximately 81 investment professionals actively monitor approximately 1,400 companies. The continuous monitoring of the market in general and specific existing positions by these investment professionals often leads to a meaningful advantage in the timeliness and quality of information that Highland can obtain on prospective investments in the earlier stages of impairment. This information and positioning advantage allows Highland to evaluate management and performance over a protracted time horizon and assess historical trading data. Additionally, Highland’s presence in both the primary and secondary leveraged loan markets has allowed Highland to build strong relationships with regional, national and global financial institutions. This network of broker/dealer relationships is much broader than the typical networks possessed by most other distressed funds and has proved to be a great advantage when identifying investments and new financing opportunities, especially middle-market loans held by smaller regional institutions and unlisted company loans.

Operating Expertise.  Successful distressed investing is a complex, resource-intensive process demanding significant experience, specialized skills and an extensive infrastructure. Over the past 15 years, Highland has assembled a leading platform to execute its distressed leveraged loan strategy. Built upon the expertise of James D. Dondero, Highland’s co-founder, and Patrick H. Daugherty, Head of Special Situations Investing, Highland adheres to a rigorous investment process based on fundamental financial and operational research and emphasizes a control-oriented approach toward enhancing value. Messrs. Dondero and Daugherty have worked together for approximately a decade and collectively bring more than 33 years of fixed income experience to the Company. In addition to Messrs. Dondero and Daugherty, the Company will also benefit from the expertise of 79 other investment professionals. As a result of Highland’s extensive operating experience, Highland and its partners have developed a strong reputation in the capital markets. We believe that this experience will afford us a competitive advantage in identifying and investing in middle-market and unlisted companies with the potential to generate returns.

Versatile Transaction Structuring.  We expect to be flexible in structuring investments, the types of securities in which we invest and the terms associated with such investments. The principals of Highland have extensive experience in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. This approach and experience should enable Highland to identify attractive investment opportunities throughout the economic cycle and across a company’s capital structure so that we can make investments consistent with our stated objective.

Longer investment horizon with attractive publicly-traded model.  Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after the expiration of a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments more quickly than they otherwise might through mergers, public equity offerings or other liquidity events, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate returns on invested capital and enable us to be a better long-term partner for our portfolio companies.

Investment Objective, Policies and Portfolio Composition

Our investment objective is total return generated by both capital appreciation and current income. We intend to invest primarily in financially-troubled or distressed companies that are either middle-market companies or unlisted companies by investing in senior secured debt, mezzanine debt and unsecured debt, each of which may include an equity component, and in equity investments. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. We use the term “unlisted” to refer to companies not listed on a national securities exchange (for example, companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC would not be “listed” on a national securities exchange, although they may be considered “public” companies). Generally, distressed companies are those that (i) are facing financial or other difficulties and (ii) are or have been operating under the provisions of the U.S. Bankruptcy Code or other similar laws or, in the near future, may become subject to such provisions or otherwise be involved in a restructuring of their capital structure. Distressed debt obligations may be performing or non-performing and typically trade at a discount to par, or at prices substantially lower than lower grade securities of companies in similar industries.

There is no limit on the maturity or duration of any security in our portfolio, but it is anticipated that our senior secured loans and our mezzanine loans typically will have maturities of three to seven years and five to ten years, respectively. See “Business — The Investment Process — Due Diligence — Investment Structure.” A significant portion of the debt that we invest in will likely be rated by a rating agency as below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by either S&P or Fitch). The Investment Adviser estimates that for those investments that are not rated, they will be of comparable, below investment grade quality. In addition, we may invest without limit in debt of any rating, including debt that has not been rated by any nationally recognized statistical rating organization.

While our primary focus will be to generate capital appreciation and current income through investments in senior secured debt, mezzanine debt, unsecured debt and equity investments, we may invest up to 30% of the portfolio in opportunistic investments that the research platform of the Investment Adviser identifies during the investment process in order to seek to enhance returns to stockholders. Such investments may, for example, include investments in the senior secured debt, mezzanine debt, unsecured debt, equity investments, other debt obligations, options, structured products and other derivatives of middle-market or unlisted companies operating in the financial sector or foreign and/or larger, listed companies. We expect that these companies generally will have debt securities that are non-investment grade.

Prospective Portfolio Company Characteristics

Highland has identified several criteria that it believes are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, each prospective portfolio company may fail to meet one or more of these criteria. Generally, Highland will seek to utilize its access to information generated by the investment professionals of Highland and its affiliates to identify investment candidates and to structure investments quickly and effectively.

Liquidation Value of Assets.  The prospective liquidation value of the assets, if any, collateralizing loans in which the Company invests will be an important factor in Highland’s credit analysis. Highland will emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Strong Competitive Position in Industry.  Highland will seek to invest in companies that have developed good market positions within their respective markets and are well positioned to capitalize on growth opportunities. Highland will seek companies that demonstrate significant competitive advantages, which should help to protect their market position and profitability, as compared to their competitors.

Exit Strategy.  Highland will seek to invest in companies that it believes will provide a steady stream of cash flow to repay loans and/or build equity value. With respect to their loans and debt securities, Highland expects that such internally-generated cash flow, leading to the payment of interest on, and the repayment of the principal of, the debt will be a key means by which we exit these investments over time. In addition, Highland will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction. With respect to our equity investments, Highland will look to repurchases by the portfolio company, public offerings and acquisitions.

Experienced Management.  Highland will generally require that our portfolio companies have an experienced management team. Highland will also generally require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, which may include management’s having significant equity interests in the portfolio company.

Value Orientation/Positive Cash Flow.  Highland’s investment philosophy will place a premium on fundamental analysis from an investor’s perspective and will have a distinct value orientation. Highland will focus on companies in which the Company can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, we would not expect to invest in start-up companies or companies having speculative business plans.

The Investment Process

Highland will manage our portfolio through both a team of investment professionals and portfolio managers. Our portfolio managers will be comprised of senior members from Highland. The portfolio managers will be supported by and have access to the investment professionals, analytical capabilities and support personnel of Highland. All actions in respect of the supervision and management of our business and affairs, the investment and reinvestment of our assets, the purchasing and selling of securities and other assets for us and the voting or exercising of consents or other rights appertaining thereto will be taken by the portfolio managers, subject to the general supervision of the Board. Generally, the portfolio managers will be responsible for setting and implementing investment policies and will be required to approve and authorize specifically any transaction in which we take a controlling position in a portfolio company and such other transactions or classes of transactions as we may determine from time to time. Brief biographies of each of the portfolio managers can be found under the heading “Management of the Company — Portfolio Managers.”

The investment professionals from Highland will identify and evaluate investment opportunities. The portfolio managers will review prospective investments identified by Highland’s investment team and give final approval to all investment decisions. The portfolio managers generally will determine whether to conduct due diligence on a prospective portfolio company, review the due diligence reports in order to determine whether to seek to negotiate an investment in the prospective portfolio company and establish parameters for negotiation. Once an investment in a portfolio company has been made, the portfolio managers will provide supervisory direction for Highland in implementing our ongoing relationship with the portfolio company. The portfolio managers will develop and maintain policies, procedures and protocols with respect to their positions, the frequency, manner and location of their meetings, the conduct of their business and such other matters as they may from time to time determine. Highland will keep the Board well informed as to the identity and title of each portfolio manager and provide to the Board such other information with respect to such persons and their functions and the investment team as the Board may from time to time request.

Highland intends to utilize the same value-oriented philosophy used by the investment professionals of Highland in managing their private investment funds and will commit its resources to managing downside exposure.

Deal Sourcing.  Highland believes that it has a large presence and influence within the U.S. leveraged loan markets, stemming from its approximately $33.1 billion in assets under management, as well as its 81 investment professionals that actively monitor 1,400 companies, with specialization across 36 industry sectors. Highland’s investment strategy is oriented toward generating proprietary investment ideas internally as well as actively pursuing opportunities identified through third parties.

Early-Mover Advantage.  Continuous monitoring of a large universe of issuers should enable us to identify potential investments at the earliest stages of their impairment. This timely identification of opportunities often will give us an early-mover advantage from a due diligence standpoint as well as in tactically sourcing our control positions. This is a competitive advantage that most other control-oriented distressed investment firms do not have, as they typically do not play an active role in the broader leveraged loan market and therefore tend to engage their resources only once a company has reached a critical point of deterioration or in reaction to a catalytic event (e.g., a missed coupon payment). This early-mover advantage is especially important within the middle market and among unlisted companies, where companies typically provide detailed operating statistics to only their existing senior lenders.

First-Look Investment Opportunities.  Highland’s position within the primary and secondary leveraged loan market and its reputation as a distressed investor also provide major Wall Street banks, regional financial institutions, and large asset-based lenders incentive to give Highland first-look investment opportunities on divestments of troubled credit portfolios or other unique distressed opportunities. These firms have an incentive to work with Highland due to demand for investors capable of: (i) evaluating risk quickly, efficiently and accurately; (ii) sourcing a significant amount of capital; and (iii) executing large trades expeditiously.

Network of Relationships.  Additionally, Highland has established a network of relationships with financial sponsors, corporate managers, legal professionals, accountants and investment bankers that also actively bring opportunities to its attention. These constituents, in their efforts to build relationships and to facilitate their solicitation of business from “Highland-controlled” situations, can point Highland’s professionals toward developing opportunities. Most of the investments sourced through these means represent first-look, non-auction opportunities.

Due Diligence.  Highland (or its affiliate, Barrier Advisors, Inc. (“Barrier”)) will conduct diligence on prospective portfolio companies in a manner consistent with the approach utilized by Highland in the past.

Key Procedures.  Due diligence will typically include the following key procedures:

•	review of historical and prospective financial information;

•	review of public information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of financing documents and other material contracts;

•	background checks; and

•	research relating to the company’s management, industry, markets, products, services and competitors.

Control Strategy.  In conjunction with the investment selection process described above, Highland will assess how much control over the restructuring process of a potential portfolio company is desired, the size of the investment position, allocation tactics across the capital structure and the appropriate manner in which to accumulate the position(s). This analysis will typically take into account numerous considerations, including the accessibility of the desired securities at prudent price points, make-up and inclinations of the broader creditor group, advantages/disadvantages of making multiple investments across the capital structure, and whether the restructuring will likely take place in-court or out-of-court. If Highland decides that a control position is desired, a more detailed analysis of the capital structure will be initiated, as each class may compete for control in a bankruptcy. The factors determining the influence of each class are: (i) valuation; (ii) seniority, security or absolute priority; (iii) impairment; and (iv) counterclaim (preference or nuisance value). Typically, the most senior class has the greatest influence regarding the outcome of the bankruptcy, but the Company will reserve its ability to invest across the capital structure, as positions in more junior securities may afford the Company a tactical advantage in obtaining ultimate control of the restructuring process.

In order to effectuate control or significant influence over a bankruptcy or reorganization process, Highland will typically assess the merits of three positioning tactics:

•	“Bear Hug” Positions. Bear Hug opportunities require 66 2/3% ownership of a class. This level of ownership will allow Highland not only to reject other constituents’ plans for reorganization in-court, but also to present a plan crafted to maximize the benefit of the Company’s investment.

•	“Blocking” Positions. Blocking opportunities require 33 1/3% ownership of a class. This defensive position will allow Highland to block unfavorable, competing plans of reorganization in-court that have been proposed by other investors or creditor groups.

•	Synthetic Control/Synthetic Blocking. Having Highland execute a “Bear Hug” or a “Blocking Position” on its own may not be attractive or feasible in every investment situation. In some situations, synthetic control can be obtained by forming alliances with other investors. The combined holdings of the alliance are sufficient to maintain control during the in-court process by blocking or presenting plans of reorganization.

Timing Considerations.  Once a financial analysis has been completed and Highland has a good understanding of the likely enterprise value of a target company under various performance assumptions and preferred exit strategies, Highland will estimate the time that it will most likely take to realize the monetization of the investment. Because total returns are a function of both value and time, the various intervening events surrounding a distressed investment, such as intercreditor negotiations, litigation or extensions, can have a meaningful impact on the success of an investment.

Investment Structure.  Once Highland has determined that a prospective portfolio company is suitable for investment, Highland will work with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to structure an investment. Highland will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

Highland anticipates investing a portion of the Company’s assets in senior secured loans. Typically, the Company’s senior secured loans will have maturities of three to seven years, and in some cases provide for deferred interest in the first few years of the term of the loan. The collateral in support of the repayment of these loans may take the form of first or second priority liens on the assets or stock of the portfolio company.

Highland anticipates structuring mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, the Company may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of cash interest for the first few years after investment. Also, in some cases the Company’s mezzanine loans will be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, the Company’s mezzanine loans will have maturities of five to ten years.

Highland will generally structure equity investments as common and preferred stock, including convertible preferred stock.

Highland will tailor the terms of our investment to the circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability.

For example, where Highland structures a debt investment, it will seek to limit the downside potential of the Company’s investments by:

•	requiring a total return on investment (including both interest and potential equity appreciation) that compensates the Company adequately for its credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•	negotiating covenants that afford the portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our mezzanine and secured loan investments may include equity features, such as warrants or options to buy a minority interest in the common stock of the portfolio company. Any warrants received with debt securities generally will require only a nominal cost to exercise, and thus, if a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. Highland may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, which are rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests. We will seek to achieve additional investment return from the appreciation and sale of these warrants.

Post-Investment Execution.  After successfully taking a position, Highland will actively monitor the investment and look to drive aggressively the bankruptcy, restructuring or recapitalization process, and to position the company for the most appropriate exit opportunity. Leadership and direction will be asserted in various ways, including: (i) assisting management in establishing a revised business plan to stabilize the business; (ii) detailing the path and minimizing the timeframe of the restructuring; (iii) establishing consensus and understanding among the creditor groups; and (iv) minimizing related advisory and legal costs.

Ongoing Relationships with Portfolio Companies.  Highland will monitor our portfolio companies on an ongoing basis. Highland will monitor the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company.

Highland has several methods of evaluating and monitoring the performance and fair value of the Company’s investments, which may include, but are not limited to, the following:

•	Assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Comparisons to other companies in the industry;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Managerial Assistance

As a BDC, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance or exercising strategic or managerial influence over such companies. Highland will provide managerial assistance on our behalf to those portfolio companies that request this assistance. We and any third-parties engaged by such portfolio companies, such as Barrier (an affiliate of Highland), may receive fees for providing these services. However, Highland will not receive any compensation from the portfolio companies for providing managerial assistance.

Investment Assets

Senior Loans.  Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major U.S. banks (Prime Rate) or the certificate of deposit (CD) rate or other base lending rates used by commercial lenders.

Senior loans will be supported by liens in our favor on all or a portion of the assets of the portfolio company or on assets of affiliates of the portfolio company. Although the Company may seek to dispose of such collateral in the event of default, it may be delayed in exercising such rights or its rights may be contested by others. In addition, the value of the collateral may deteriorate so that the collateral is insufficient for the Company to recover its investment in the event of default. In order to enhance returns to the common stockholders, senior loans will be supported by liens in our favor on all or a portion of the assets of the portfolio company or on assets of affiliates of the portfolio company.

The Company also may purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Company also may purchase obligations issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Company, a reduction in the value of the investment and a potential decrease in the net asset value of the Company. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Company’s performance. To the extent a senior loan is subordinated in the capital structure, it will have characteristics similar to other subordinated debtholders, including a greater risk of nonpayment of interest or principal.

Many loans in which the Investment Adviser anticipates the Company will invest, and the issuers of such loans, may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of senior loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Investment Adviser will consider, and may rely in part, on analyses performed by others. The Investment Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of senior loans held by the Company may be rated, if at all, below investment grade by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody’s or BB and below by S&P) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds.” Because senior loans are senior in a borrower’s capital structure and are often secured by specific collateral, the Investment Adviser believes that senior loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, there can be no assurance that the Company’s actual loss recovery experience will be consistent with the Investment Adviser’s prior experience or that the Company’s senior loans will achieve any specific loss recovery rates.

No active trading market may exist for many senior loans, and some senior loans may be subject to restrictions on resale. The Company is not limited in the percentage of its assets that may be invested in senior loans and other securities deemed to be illiquid. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on the disposition of an illiquid senior loan, and cause a material decline in the Company’s net asset value.

Second Lien Loans and Debt Obligations.  The Company may invest in loans and other debt securities that have the same characteristics as senior loans except that such loans are second in lien priority rather than first. Such “second lien” loans and securities, like senior loans, typically have adjustable floating rate interest payments. Accordingly, the risks associated with “second lien” loans are higher than the risk of loans with first priority over the collateral. In the event of default on a “second lien” loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Company.

Other Secured Loans.  Secured loans other than senior loans and second lien loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured loans may rank lower in right of payment to one or more senior loans and second lien loans of the borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan, and typically have more subordinated protections and rights than senior loans and second lien loans. Secured loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured loans may have fixed or adjustable floating rate interest payments. Because such secured loans may rank lower as to right of payment than senior loans and second lien loans of the borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. In addition, secured loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans and second lien loans, the Company may purchase interests in other secured loans through assignments or participations. Other secured loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. Because such loans, however, may rank lower in right of payment to senior loans and second lien loans of the borrower, they may be subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured loans are also expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.

Unsecured Loans.  Unsecured loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the loan.

Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of non-investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans, second lien loans and other secured loans discussed above. In addition, unsecured loans of non-investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of secured loans, the Company may purchase interests in unsecured loans through assignments or participations.

Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid. There is also a possibility that loan originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Mezzanine Debt.  Our assets will likely consist primarily of mezzanine and senior secured loans of U.S. distressed companies that are either middle-market companies or unlisted companies. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. The Company believes that mezzanine loans offer an alternative investment opportunity based upon their historical returns and resilience during economic downturns.

High-Yield Bonds.  The Company intends to invest in high-yield bonds, i.e., income securities that are typically lower grade securities of distressed issuers. The Company’s investments in high-yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities.

Lower grade securities are securities that are rated below investment grade, such as those rated Ba1 or lower by Moody’s, BB+ or lower by S&P or BB+ or lower by Fitch, or securities comparably rated by other rating agencies, or unrated securities determined by the Investment Adviser to be of comparable quality. Lower grade securities are commonly referred to as “junk bonds.” Securities rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB and B by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated BB+ by Fitch denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time. Securities rated C by Moody’s are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Securities rated DDD by Fitch denote entities or financial commitments that are currently in default.

Lower grade securities, though high-yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Company to sell certain securities or could result in lower prices than those used in calculating the Company’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Company’s relative Share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and any other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Company invests in lower grade securities that have not been rated by a rating agency, the Company’s ability to achieve its investment objective will be more dependent on the Investment Adviser’s credit analysis than would be the case when the Company invests in rated securities.

Equity Securities.  The Company may also invest in equity securities, including common and preferred stocks of issuers selected through the Investment Adviser’s disciplined investment process.

Common Stock.  Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Company. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Company has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Preferred Securities.  Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Company determine not to pay dividends on such stock, the amount of dividends the Company pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Company may invest will be declared or otherwise made payable.

The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in U.S. federal corporate income tax rates or the dividends-received deduction. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Company’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Company would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Foreign Securities.  The Company intends to invest up to (but may invest more than) 20% of its total assets in foreign securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units. We will consider a company to be a U.S. company and not a foreign company if it were organized in the U.S. and its primary business office is in the U.S. Foreign securities markets generally are not as developed or efficient as those in the U.S. Similarly, volume and liquidity in most foreign securities markets are less than in the U.S. and, at times, volatility of price can be greater than in the U.S.

The Company will also be subject to additional risks if it invests in foreign securities, including possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since foreign securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Short-Term Debt Securities; Temporary Defensive Position.  During the period in which the net proceeds of this offering of Shares are being invested, during periods in which Highland determines that it is temporarily unable to follow the Company’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a portfolio security or the issuance of additional securities or borrowing money by the Company, all or any portion of the Company’s assets may be invested in cash or cash equivalents. Highland’s determination that it is temporarily unable to follow the Company’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Company’s investment strategy is extremely limited or absent. In such a case, the market price of the Shares may be adversely affected, and the Company may not pursue or achieve its investment objective.

Lending of Assets.  The Company may lend its assets to registered broker-dealers or other institutional investors deemed by the Investment Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Company continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Company would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Company will lend portfolio securities only to firms that have been approved in advance by the Board, which will monitor the creditworthiness of any such firms.

Collateralized Loan Obligations and Bond Obligations.  We may invest in certain asset-backed securities that are securitizing certain financial assets by issuing securities in the form of negotiable paper that are issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation (“CLO”) is a structured debt security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of securities issued by a CLO.

The Company may also invest in collateralized bond obligations (“CBOs”), which are structured debt securities backed by a diversified pool of high-yield, public or private fixed income securities. These may be fixed pools or may be “market value” (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Company expects to invest in the lower tranches of CBOs.

Senior Loan Based Derivatives.  The Company may obtain exposure to senior loans and baskets of senior loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Investment Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Company may invest in a derivative instrument known as the Select Aggregate Market Index (“SAMI”), which provides investors with exposure to a reference basket of senior loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are senior loans. While investing in SAMIs will increase the universe of floating rate debt securities to which the Company is exposed, such investments entail risks that are not typically associated with investments in other floating rate debt securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. The Company may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantially greater than the initial investment therein.

Investment Grade Securities.  The Company may invest in a wide variety of bonds that are rated or determined by the Investment Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security’s value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium-and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.

Asset-Backed Securities.  The Company may invest a portion of its assets in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Credit-Linked Notes.  The Company may invest in credit-linked notes (“CLNs”) for risk management purposes and to vary its portfolio. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Zero Coupon Securities.  The securities in which the Company invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Company accrues income on these investments for tax and accounting purposes, which is distributable to stockholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Company’s distribution obligations, in which case the Company will forego the purchase of additional income-producing assets with these funds.

Convertible Securities.  Our investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

U.S. Government Securities.  U.S. government securities in which the Company invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the U.S. government. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the U.S. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

Credit Default Swaps.  To the extent consistent with Subchapter M of the Code, the Company may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Company may be either the buyer or seller in the transaction. If the Company is a buyer and no event of default occurs, the Company loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Company receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swaps involve greater risks than if the Company had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Company will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Company acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under “Risks — Risks Related to Our Business — If we use leverage, you will be exposed to additional risks, including the risk that our use of leverage can magnify the effect of any losses we incur” since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Derivative Transactions.  In addition to the credit default swaps and senior loan based derivatives discussed above and to the extent consistent with Subchapter M of the Code, the Company may, but is not required to, use various derivative transactions described below (collectively, “Derivative Transactions”) to earn income, facilitate portfolio management and mitigate risks. Such Derivative Transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Investment Adviser seeks to use the practices to further the Company’s investment objective, no assurance can be given that these practices will achieve this result. While the Company reserves the ability to use these Derivative Transactions, the Investment Adviser does not anticipate that Derivative Transactions other than senior loan based derivatives will initially be a significant part of the Company’s investment approach. With changes in the market or the Investment Adviser’s strategy, it is possible that these instruments may be a more significant part of the Company’s investment approach in the future.

The Company may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Company also may purchase derivative instruments that combine features of these instruments. The Company generally seeks to use Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of senior loans or other securities held in or to be purchased for the Company’s portfolio, protect the value of the Company’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Company, protect against changes in currency exchange rates, manage the effective maturity or duration of the Company’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Unless and until the Company is fully qualified to utilize the regulated derivatives markets, the use of Derivative Transactions will generally be confined to private transactions with legally-authorized counterparties.

Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Derivative Transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Company to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Company can realize on an investment, or may cause the Company to hold a security that it might otherwise sell. The use of currency transactions can result in the Company incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Company to deliver or receive a specified currency. Additionally, amounts paid by the Company as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Company for investment purposes.

Other Investment Companies.  We may invest in the securities of other investment companies to the extent that such investments are consistent with our investment objective and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, we may not acquire the securities of other investment companies if, as a result, (i) more than 10% of our total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by us or (iii) more than 5% of our total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive, provided that we are able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.

We, as a holder of the securities of other investment companies, will bear our pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by us.

Exchange Traded Funds.  Subject to the limitations on investment in other investment companies, we may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national securities exchange. ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Company, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Company’s own operations.

Money Market Instruments.  The Company may invest in money market instruments, which include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the U.S. and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself. The Company may also invest in registered money market funds, which are a type of mutual fund that is required by law to invest in high quality money market instruments.

Swaps.  Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Company intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Company receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract defaults, the Company’s risk of loss will consist of the net amount of payments that the Company is contractually entitled to receive. The net amount of the excess, if any, of the Company’s obligations over its entitlements will be maintained in a segregated account by the Company’s custodian. The Company will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the Company will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Options.  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by the Company expires unexercised, the Company realizes on the expiration date a capital gain equal to the premium received by the Company at the time the option was written. If an option purchased by the Company expires unexercised, the Company realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Company desires. The Company may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Company will realize a capital gains from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Company will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Company will realize a capital gain or, if it is less, the Company will realize a capital loss.

Repurchase Agreements.  The Company may invest in repurchase agreements. It may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are loans or arrangements under which the Company purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Company’s purchase price, with the difference being income to the Company. Under the direction of the Board, the Investment Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Company. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Company’s custodian in a segregated, safekeeping account for the benefit of the Company. Repurchase agreements afford the Company an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Company may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Company has not perfected a security interest in the security, the Company may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Company would be at risk of losing some or all of the principal and interest involved in the transaction.

Other Investments.  We may also invest in other types of securities issued by middle-market or unlisted U.S. companies.

In an effort to increase returns and the number of loans made, we may in the future seek to securitize a portion of our loans. To securitize loans, we would contribute a pool of loans to a wholly-owned subsidiary and sell investment grade fixed income securities issued by such subsidiary to investors willing to accept a lower interest rate to invest in investment-grade securities of loan pools. Our retained interest in the subsidiary would consequently be subject to first loss on the loans in the pool. We may use the proceeds of such sales to pay down bank debt, to fund additional investments or for other corporate purposes.

To the extent prohibited by the 1940 Act, we will not invest in any private company in which Highland or any of its affiliates or any of the unregistered investment funds managed by them already has an investment at that time.

Competition

We believe that there are currently numerous opportunities to provide financing for financially-troubled or distressed companies that are middle-market companies and unlisted companies. At this time, we believe our primary competitors in this market will include other BDCs, public funds, private funds, including private equity and hedge funds, commercial and investment banks, and commercial financing companies. Although these competitors regularly provide finance products to financially-troubled or distressed companies that are middle-market companies and unlisted companies, a number of them focus on different aspects of this market. We may also face competition from other firms that do not specialize in financially-troubled or distressed companies that are middle-market companies and unlisted companies, but that are substantially larger and have considerably greater financial and marketing resources than we do. Some of our competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a BDC and the requirements of the Code with which we must comply in order to qualify as a regulated investment company. See “Risks — Risks Relating to Our Business — We operate in a highly competitive market for investment opportunities.”

Our Executive Offices

Our principal executive office is located at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, and our telephone number is (877) 665-1287. The Company believes its office facilities are suitable and adequate for its contemplated business.

Staffing

James D. Dondero, our President; Mark Okada, our Executive Vice President; R. Joseph Dougherty, our Senior Vice President; M. Jason Blackburn, our Treasurer and Secretary; and Michael S. Minces, our Chief Compliance Officer; comprise our senior management. Our day-to-day investment operations will be managed by Highland.

Legal Proceedings

Neither we nor Highland is currently subject to any legal proceedings material to the Company or Highland’s ability to manage the Company.

PORTFOLIO RAMP-UP

We have entered into a warehouse arrangement pursuant to which Nova Scotia has, at the direction of our Investment Adviser, acquired or obtained the ability to acquire the bank loans and other assets identified below and granted us the option, exercisable by us not later than March 15, 2007, to acquire the assets in the warehouse arrangement at their value at the time of exercise. Upon entering into the warehouse arrangement we posted $9,000,000 in collateral in a segregated account at our custodian. Prior to the termination of the warehouse arrangement, Nova Scotia will record the positive total return, if any, on such assets net of the warehouse arrangement’s financing cost in a collection account. To the extent there is a negative total return and the collection account has a negative balance, collateral will be transferred from the collateral account to the collection account. We have no obligation to post additional collateral. If at any time the value of the collateral and collection account, as a percentage of the book value of the bank loans and other assets identified below, is less than 5.0%, or 3.5% under certain circumstances, and we do not choose to post additional collateral by the next business day, Nova Scotia will have the right to terminate the warehouse arrangement, dispose of all of the assets and charge us for any cumulative negative total return up to the remaining amount of our posted collateral. As of February 1, 2007, the warehouse arrangement has generated a negative total return of approximately $258,000. There is no guarantee that the assets will generate a positive spread or total return through the term of the warehouse arrangement, and such assets could in fact generate a negative return by that date and such negative return could be so large that Nova Scotia would terminate the warehouse arrangement at a time when we would lose all of our posted collateral. We will take any positive or negative total return on such assets into account in our net asset valuation immediately prior to pricing of this offering.

In connection with this warehouse arrangement, our Investment Adviser loaned us $4,000,000, with interest on the unpaid principal at 4.87% per annum, compounded semi-annually, and invested $5,000,000 to purchase 333,333.33 Shares. These monies were deposited in the collateral account created under this warehouse arrangement.

The following table sets forth certain information regarding the approximately $124.6 million in value as at February 1, 2007 of the assets that are subject to our option described above(1).

	Nature of Issuer’s	Type of Securities	Interest		Cost of	Value of
Name of Issuer	Principal Business	Held by Warehouse	Rate	Maturity	Investment	Investment

Advanced Micro Devices, Inc.	Electronics/electric	Loan	2.25%	12/31/2013	2,025,000	2,018,620
Alaska Communications Systems Holdings, Inc.	Telecommunication	Term Loan	1.75%	2/1/2012	2,007,500	2,006,680
Armstrong World Industries, Inc	Building and Development	Tranche B Term Loan	1.75%	10/2/2013	2,015,000	2,011,680
Aspect Software, Inc.	Electronics/electric	Tranche A-1 Term Loan	3.00%	7/11/2011	2,010,000	2,010,000
Astoria Generating Company Acquisitions, LLC	Utilities	First Lien Term Loan B	2.00%	2/23/2013	1,469,230	1,465,496
Astoria Generating Company Acquisitions, LLC	Utilities	Term Letter of Credit	2.00%	2/23/2011	474,232	472,989
Atrium Companies, Inc.	Building and Development	Closing Date Term Facility	2.75%	5/31/2012	2,391,022	2,372,325
Boston Generating, LLC	Utilities	1st Lien Syn R/C	2.25%	12/20/2013	97,517	97,367
Boston Generating, LLC	Utilities	1st Lien Synthetic LC Facility	2.25%	12/20/2013	348,276	347,738
Boston Generating, LLC	Utilities	First Lien Term Loan	2.25%	12/20/2013	1,574,207	1,572,492
Burlington Coat Factory Warehouse Corporation	Retailers (except food & drug)	Term Loan	2.25%	5/28/2013	1,986,250	1,990,000
Capital Automotive REIT	Building and Development	Term Loan	1.75%	12/16/2010	2,020,000	2,018,920
CCM Merger Inc.	Lodging and Casinos	Term B Loan	2.00%	4/25/2012	2,020,000	2,010,940
Celanese Holdings LLC	Chemical/Plastics	B Term Loan (Dollar TL)	1.75%	4/6/2011	2,020,000	2,014,880
Cequel Communications, LLC	Cable and Satellite Television	Term Loan	2.25%	11/5/2013	2,015,000	2,016,560
Cogentrix Delaware Holdings, Inc.	Utilities	Term Loan	1.50%	4/14/2012	2,005,000	2,005,640
Cooper-Standard Automotive Inc	Automotive	Term Loan D	2.50%	12/23/2011	2,020,000	2,011,240
CRC Health Corporation	Health care	Term Loan	2.50%	2/6/2013	2,025,000	2,023,120
Fairpoint Communications, Inc.	Telecommunications-Wireline	Replacement B Term Loan	1.75%	2/8/2012	2,012,500	2,007,200
Ford Motor Company	Automotive	Term Loan	3.00%	12/15/2013	1,016,250	1,013,520
Generac Acquisition Corp.	Industrial equipment	Second Lien Term Loan	6.00%	5/12/2014	2,002,500	1,995,000
General Motors Corporation	Automotive	Secured Term Loan	2.38%	11/29/2013	1,015,000	1,011,000
GXS Worldwide, Inc.	Electronics/electric	First Lien Term Loan	5.00%	7/29/2011	1,015,000	1,015,000
HCA Inc.	Health care	Tranche A Term Loan	2.50%	11/17/2012	2,016,250	2,014,900
HealthSouth Corporation	Health care	Term Loan B	3.25%	3/10/2013	1,011,250	1,010,380
Helix Energy Solutions Group, Inc.	Oil and gas	Term Loan	2.00%	7/1/2013	2,010,000	2,009,120
IAP Worldwide Services, Inc.	Aerospace and Defense	First Lien Term Loan	4.25%	12/30/2012	2,010,000	1,981,260
Infrastrux Group, Inc.	Oil and gas	Term Loan	3.25%	11/5/2012	1,892,987	1,887,999
Insight Midwest Holdings, LLC	Cable and Satellite Television	B Term Loan	2.25%	4/6/2014	2,528,750	2,522,750
IPC Systems, Inc.	Business equipment and services	First Lien Tranche B-1 Term Loan	2.50%	9/30/2013	2,015,508	2,013,836
Kinetic Concepts Inc.	Health care	Tranche B2 Term Loan	1.75%	8/11/2010	1,005,000	1,004,690
Lear Corporation	Aerospace and Defense	First Lien Term Loan B	2.50%	4/25/2012	2,027,500	2,022,920
Lion Gables Realty Limited Partnership	Building and Development	Term Loan	1.75%	3/30/2007	1,465,953	1,464,127
LNR Property Corporation	Building and Development	Initial Tranche B Term Loan	2.75%	7/12/2011	2,012,500	2,011,680
Longyear Canada, ULC	Non-Ferrous Metals/Minerals	1st Lien Canadian Borrower Term Loan	3.25%	10/8/2012	37,376	37,223
Longyear Global Holdings, Inc.	Non-Ferrous Metals/Minerals	Delayed Draw Term Loan	3.25%	10/8/2012	40,352	40,187

	Nature of Issuer’s	Type of Securities	Interest		Cost of	Value of
Name of Issuer	Principal Business	Held by Warehouse	Rate	Maturity	Investment	Investment

Longyear Global Holdings, Inc.	Non-Ferrous Metals/Minerals	First Lien US Term Loan	3.25%	10/8/2012	428,521	427,285
MEG Energy Corp.	Oil and gas	Initial Term Loan	2.00%	4/3/2013	2,015,000	2,011,880
MetroPCS Wireless, Inc.	Telecommunications-Cellular Communications	Tranche B Term Loan	2.50%	11/4/2013	2,022,500	2,019,280
MGM Holdings II, Inc./LOC Acquisition Company	Cable and Satellite Television	Tranche B Term Loan	3.25%	4/8/2012	2,002,500	2,005,000
Michaels Stores, Inc.	Retailers (except food & drug)	Term Loan	2.75%	10/31/2013	2,017,444	2,013,593
MMM Holding, Inc./NAMM Holdings, Inc/PHMC	Health care	Original Term Loan	2.25%	8/22/2011	906,864	905,732
MMM Holding, Inc./NAMM Holdings, Inc/PHMC	Health care	New Term Loan	2.25%	8/22/2011	118,416	118,268
MMM Holding, Inc./NAMM Holdings, Inc/PHMC	Health care	Original Term Loan	2.25%	8/22/2011	213,380	213,113
MMM Holding, Inc./NAMM Holdings, Inc/PHMC	Health care	Acquisition Term Loan	2.25%	8/22/2011	20,644	20,619
MMM Holding, Inc./NAMM Holdings, Inc/PHMC	Health care	Acquisition Term Loan	2.25%	8/22/2011	743,196	742,268
Mosaic Company, The	Chemical/Plastics	Tranche B Term Loan	1.75%	12/1/2013	2,020,000	2,015,000
MultiPlan, Inc.	Health care	Term C Loan	2.50%	4/12/2013	2,005,000	2,005,400
NE Energy, Inc.	Utilities	First Lien Term Loan B	2.50%	11/1/2013	1,813,211	1,809,634
NE Energy, Inc.	Utilities	Synthetic LC	2.50%	11/1/2013	214,289	213,866
Neiman Marcus Group Inc., The	Retailers (except food & drug)	Term Loan	2.25%	4/6/2013	2,025,000	2,021,480
Northwest Airlines Inc	Aerospace and Defense	Term Loan Dip	2.50%	8/21/2008	2,022,500	2,015,640
Nuance Communications, Inc.	Electronics/electric	Term Loan	1.75%	3/31/2013	2,002,500	2,001,880
Oshkosh Truck Corporation	Surface transport	Term B Loan	2.00%	12/6/2013	2,016,250	2,013,120
Penn National Gaming, Inc.	Leisure Goods/ Activities/Movies	Term Loan B	2.00%	10/3/2012	2,020,000	2,014,580
PetCo Animal Supplies, Inc	Retailers (except food & drug)	Term Loan	2.75%	10/28/2013	2,026,250	2,022,280
Pivotal Promontory, LLC	Leisure Goods/ Activities/Movies	First Lien Term Loan	2.75%	8/31/2010	2,469,871	2,461,375
Pro-Build Holdings, Inc.	Building and Development	Initial Term Loan	1.75%	6/29/2013	995,006	995,006
Rental Service Corporation	Industrial equipment	Second Lien Initial Term Loan	3.50%	12/2/2013	2,040,000	2,029,780
Serena Software, Inc.	Electronics/electric	Term Loan	2.25%	3/11/2013	2,029,228	2,028,382
Spansion LLC,	Electronics/electric	Term Loan B	3.00%	11/1/2012	2,013,750	2,010,840
Spirit Aerosystems, Inc.	Aerospace and Defense	Term B-1 Loan	1.75%	9/30/2013	2,015,000	2,007,500
Sterigenics International, Inc.	Health care	Tranche B Loan	2.50%	11/21/2013	1,507,829	1,498,487
Targa Resources, Inc.	Oil and gas	Synthetic L/C	2.25%	10/31/2012	394,705	395,927
Targa Resources, Inc.	Oil and gas	Term Loan	2.25%	10/31/2012	1,624,045	1,623,538
TDS Investor Corporation	Aerospace and Defense	Dollar Term Loan	3.00%	8/23/2013	1,852,830	1,848,734
TDS Investor Corporation	Aerospace and Defense	Synthetic LC	3.00%	8/23/2013	164,670	164,364
Time Warner Telecom Holdings Inc.	Telecommunication	Term Loan B	2.25%	1/7/2013	2,252,641	2,247,072
TRU 2005 RE Holding Co. I, Ltd.	Retailers (except food & drug)	Term Loan	3.00%	12/9/2008	2,025,000	2,017,080
Trump Entertainment Resorts Holdings, L.P.	Lodging and Casinos	Term Loan B-1	2.50%	5/20/2012	1,012,500	1,011,250

	Nature of Issuer’s	Type of Securities	Interest		Cost of	Value of
Name of Issuer	Principal Business	Held by Warehouse	Rate	Maturity	Investment	Investment

Trump Entertainment Resorts Holdings, L.P.	Lodging and Casinos	TERM LOAN B-2	2.50%	5/20/2012	12,500	11,250
Valleycrest Holding Co.	Ecological services and equipment	First Lien Term Loan	2.50%	10/4/2013	2,025,000	2,016,880
Vanguard Car Rental USA Holding, Inc.	Automotive	Term Loan	3.00%	6/14/2013	2,020,000	2,019,380
Venetian Casino Resort, LLC	Lodging and Casinos	Term B Delayed Draw New	1.75%	6/15/2011	344,872	344,926
Venetian Casino Resort, LLC	Lodging and Casinos	Term B Funded New	1.75%	6/15/2011	1,672,628	1,669,163
Venoco, Inc.	Oil and gas	Term Loan	4.50%	4/28/2011	2,022,500	2,022,520
Wenner Media LLC	Publishing	Term Loan	1.75%	10/2/2013	2,015,000	2,012,500
West Corporation	Business equipment and services	Term Loan	2.75%	10/24/2013	2,020,000	2,014,060
WideOpenWest Finance , LLC	Broadcast radio and television	First Lien Term Loan	2.25%	5/1/2013	2,017,500	2,014,460
Yellowstone Mountain Club, LLC	Leisure Goods/ Activities/Movies	Loan (First Lien)	2.38%	9/30/2010	2,000,000	1,992,760

(1)	In addition to the investments listed above, as of the date of this prospectus the Warehouse has outstanding commitments to fund approximately $25.4 million in aggregate principal amount of additional loans, which are expected to close within 15 days. However, there can be no assurance that the Warehouse will receive the allocation of any such loan initially allocated to it by the agent for such loan or that the loan will close within such 15-day period or at all. We expect that the Warehouse will have total assets of approximately $150 million in the aggregate as of the completion of this offering.

(2)	Reflects the value of all existing investments of the Warehouse as of February 1, 2007, as determined pursuant to valuation policies adopted by our Board of Directors.

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our Board, including supervision of the duties performed by Highland. Our Board currently consists of five directors. A majority of our Board consists of four directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board elects our officers, who serve at the Board’s discretion.

Board of Directors and Officers

The Board is responsible for the overall management of the Company, including supervision of the duties performed by the Investment Adviser. The officers of the Company assist the Investment Adviser in conducting the Company’s day-to-day operations. The officers are directly responsible to the Board, which sets broad policies for the Company and chooses its officers. The following is a list of the Board members and officers of the Company and their present positions and principal occupations during the past five years. The business address of the Board members and officers is Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 unless specified otherwise below.

BOARD MEMBERS:

				Number of
				Portfolios in
				Highland
		Term of Office	Principal	Fund Complex	Other
		and Length of	Occupation(s)	Overseen by	Directorships/
Name and	Position with	Time	During Past Five	Board	Trusteeships
Age	Company	Served(1)(2)	Years	Member(3)	Held by Board Member

INTERESTED DIRECTOR(4)
R. Joseph Dougherty (Age 36)	Director and Senior Vice President	Three years and Director since inception.	Senior Portfolio Manager of the Investment Adviser since 2000. Director and Senior Vice President of the funds in the Highland Fund Complex.	12	None
INDEPENDENT DIRECTORS
Timothy K. Hui (Age 58)	Director	Three years and Director since December 8, 2006	Dean of Educational Resources since July 2006; Assistant Provost for Graduate Education, July 2004 to June 2006; Assistant Provost for Educational Resources, July 2001 to June 2004, Philadelphia Biblical University.	12	None
Scott F. Kavanaugh (Age 46)	Director	Three years and Director since December 8, 2006	Private Investor since February 2004. Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation, February 2003 to July 2003; Executive Vice President. Director and CAO, Commercial Capital Bank, January 2000 to February 2003; Managing Principal and Chief Operating Officer, Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC, (an investment banking firm), April 1998 to February 2003.	12	None

				Number of
				Portfolios in
				Highland
		Term of Office	Principal	Fund Complex	Other
		and Length of	Occupation(s)	Overseen by	Directorships/
Name and	Position with	Time	During Past Five	Board	Trusteeships
Age	Company	Served(1)(2)	Years	Member(3)	Held by Board Member

James F. Leary (Age 76)	Director	Three years and Director since December 8, 2006	Managing Director, Benefit Capital Southwest, Inc., (a financial consulting firm) since January 1999.	12	Board Member of Capstone Series Fund, Inc. (3 portfolios)
Bryan A. Ward (Age 52)	Director	Three years and Director since December 8, 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	12	None

OFFICERS:

		Term of Office	Principal
		and Length of	Occupation(s)
Name and	Position with	Time	During Past Five
Age	Company	Served(1)(2)	Years

James D. Dondero (Age 44)	President	Indefinite Term and Officer since September 18, 2006.	President and Director of Strand Advisors, Inc. (‘‘Strand”), the General Partner of the Investment Adviser. President of the funds in the Highland Fund Complex.
Mark Okada (Age 44)	Executive Vice President	Indefinite Term and Officer since September 18, 2006.	Executive Vice President of Strand and the funds in the Highland Fund Complex; Chief Investment Officer of the Investment Adviser.
R. Joseph Dougherty (Age 36)	Senior Vice President	Indefinite Term and Officer since September 18, 2006.	Senior Portfolio Manager of the Investment Adviser since 2000. Director and Senior Vice President of the funds in the Highland Fund Complex.
M. Jason Blackburn (Age 30)	Treasurer and Secretary	Indefinite Term and Officer since September 18, 2006.	Assistant Controller of the Investment Adviser since November 2001. Treasurer and Secretary of the funds in the Highland Fund Complex.
Michael S. Minces (Age 32)	Chief Compliance Officer	Indefinite Term and Officer since September 18, 2006.	Chief Compliance Officer of the Investment Adviser and the funds in the Highland Fund Complex since August 2004; Associate, Akin Gump Strauss Hauer & Feld LLP (law firm), October 2003 to August 2004; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm), October 2000 to March 2003.

(1)	After a Director’s initial term, each Director is expected to serve a three-year term concurrent with the class of Directors for which he serves. Messrs. Leary and Ward, as Class I Directors, are expected to stand for re-election in 2008; Messrs. Hui and Kavanaugh, as Class II Directors, are expected to stand for re-election in 2009; and Mr. Dougherty, the sole Class III Director, is expected to stand for re-election in 2010.

(2)	Each Board member has served in such capacity since the Company’s inception.

(3)	The Highland Fund Complex consists of the following funds: Highland Distressed Opportunities, Inc., Highland Credit Strategies Fund, Highland Floating Rate Limited Liability Company, Highland Floating Rate Fund, Highland Floating Rate Advantage Fund, Highland Corporate Opportunities Fund, Restoration Opportunities Fund, Prospect Street High Income Portfolio Inc., Prospect Street Income Shares Inc., Highland Equity Opportunities Fund, Highland High Income Fund and Highland Income Fund (each a “Highland Fund” and collectively the “Highland Funds”).

(4)	Mr. Dougherty is deemed to be an “interested person” of the Company under the 1940 Act because of his position with the Investment Adviser.

		Aggregate Dollar Range
		of Equity Securities
		in All Registered
		Investment Companies
		Overseen by Board
		Member in
	Dollar Range of Equity	Highland Family of
	Securities in the	Investment
Name of Board Member	Company	Companies(1)

INTERESTED DIRECTOR
R. Joseph Dougherty	$0	over $100,000
INDEPENDENT DIRECTORS
Timothy K. Hui	$0	$1-$10,0000
Scott F. Kavanaugh	$0	$50,001-$100,000
James F. Leary	$0	$10,001-$50,000
Bryan A. Ward	$0	$1-$10,000

(1)	As of December 31, 2006. Figures are for the registered investment companies that share our Investment Adviser or lead underwriter and that hold themselves out to the public as related companies (the “Highland Family of Investment Companies”). The Board members do not own stock in the Company as the Company has not publicly offered any stock prior to this offering.

Compensation of Independent Directors

The fees and expenses of the Independent Directors of the Company are paid by the Company. The Board members who are members of Highland receive no compensation from the Company. During the year ended December 31, 2006, the Independent Directors earned the compensation set forth below in their capacities as trustees/directors of the registered investment companies advised by Highland or its affiliates (the “Highland Fund Complex”).

		Total Compensation
		from the Company and
		Highland Fund
	Estimated Compensation	Complex Paid to Board
Name of Board Member	from the Company(1)	Members

INTERESTED DIRECTOR
R. Joseph Dougherty	$0	$0
INDEPENDENT DIRECTORS
Timothy K. Hui	$8,333	$92,636
Scott F. Kavanaugh	$8,333	$92,636
James F. Leary	$8,333	$92,636
Bryan A. Ward	$8,333	$92,636

(1)	It is estimated that each Independent Director will receive from the Company a pro rated amount of $8,333 for the Company’s calendar year ending December 31, 2007, assuming the Company commences this offering in February 2007, because the Company will pay each Independent Director at an annual rate of $10,000 after this offering.

Interested Director

R. Joseph Dougherty.  Mr. Dougherty serves as Senior Vice President of the Company and the funds in the Highland Fund Complex and is a Director of the Company. Since 2000, Mr. Dougherty has been a Senior Portfolio Manager at the Investment Adviser. Mr. Dougherty earned a BS in Accounting from Villanova University and an MBA from Southern Methodist University.

Independent Directors

Timothy K. Hui.  Mr. Hui has been Dean of Educational Resources of Philadelphia Biblical University since July 2006. Mr. Hui served as the Assistant Provost for Graduate Education and the Assistant Provost for Educational Resources of Philadelphia Biblical University from July 2004 to June 2006 and July 2001 to June 2004, respectively. Mr. Hui joined the University in September 1998 as the Director of Learning Resources. Prior to 1998, Mr. Hui practiced law, serving as managing partner, of Hui & Malik, Attorneys at Law.

Scott F. Kavanaugh.  Mr. Kavanaugh has been a Private Investor since February 2004. From March 2003 to January 2004, he was a Sales Representative at Round Hill Securities. From February 2003 to July 2003, he was an Executive at Provident Funding Mortgage Corporation. From January 2000 to February 2003 he was Executive Vice President, Director and Chief Accounting Officer of Commercial Capital Bank. He was the Managing Principal and Chief Operating Officer of Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC, an investment banking firm, from April 1998 to February 2003.

James F. Leary.  Since January 1999, Mr. Leary has been a Managing Director of Benefit Capital Southwest, Inc., a financial consulting firm. From 1995 to December 1998, he was the Vice Chairman, Finance and a Director of Search Financial Services, Inc., a financial services firm.

Bryan A. Ward.  Since January 2002, Mr. Ward has been Senior Manager of Accenture, LLP. From September 1998 to December 2001, he was Special Projects Advisor to Andersen Consulting (predecessor of Accenture, LLP.) From March 1996 to August 1998, Mr. Ward was an independent oil & gas and real estate consultant.

Non-Director Officers

James D. Dondero.  Mr. Dondero is a founder and President of Highland and has served as President since 1993. Mr. Dondero is also President of the funds in the Highland Fund Complex. Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes investments in mortgage-backed securities, investment grade corporate bonds, leveraged bank loans, emerging markets, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia, 1984 with degrees in Accounting and Finance. Mr. Dondero is a Certified Public Accountant, Chartered Financial Analyst and a Certified Management Accountant.

Mark K. Okada.  Mr. Okada is Executive Vice President of Strand and the funds in the Highland Fund Complex. Mr. Okada is a founder and Chief Investment Officer of Highland and has served as Chief Investment Officer since 2000. From 1993 to 2000, Mr. Okada served as Executive Vice President of Highland. He is responsible for overseeing Highland’s investment activities for its various funds and has over 19 years of experience in the leveraged finance market. Formerly, Mr. Okada served as Manager of Fixed Income for Protective Life’s GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice President for Hibernia National Bank, managing over $1 billion of high-yield bank loans. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He completed his credit training at Mitsui and is a Chartered Financial Analyst. Mr. Okada is also Chairman of the Board of Directors of Common Grace Ministries Inc.

M. Jason Blackburn.  Mr. Blackburn serves as Treasurer and Secretary of the Company and the funds in the Highland Fund Complex. Since October 2001, Mr. Blackburn has been an assistant controller at the Investment Adviser. Prior to that, Mr. Blackburn was an accountant with KPMG LLP. Mr. Blackburn earned a BBA in Accounting from the University of Texas.

Michael S. Minces.  Mr. Minces serves as our Chief Compliance Officer. Since August 2004, Mr. Minces has been the Chief Compliance Officer at the Investment Adviser and the funds in the Highland Fund Complex. From October 2003 to August 2004, he was an Associate at Akin Gump Strauss Hauer & Feld LLP. From October 2000 to March 2003, he was an Associate at Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Minces earned a BBA in Finance from the University of Texas, and a JD from the University of Texas School of Law.

Committees of our Board of Directors

The Board currently has four committees: the Audit Committee, the Nominating/Corporate Governance/Compensation Committee, the Litigation Committee and the Qualified Legal Compliance Committee.

The Audit Committee consists of Messrs. Hui, Kavanaugh, Leary and Ward. The Audit Committee acts according to the Audit Committee charter. Mr. Kavanaugh has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Company, overseeing the quality and objectivity of the Company’s financial statements and the audit thereof and acting as a liaison between the Board and the Company’s independent accountants. The Board has determined that the Company has one audit committee financial expert serving on its Audit Committee, Mr. Leary, who is independent for the purpose of the definition of audit committee financial expert as applicable to the Company.

The Nominating/Corporate Governance/Compensation Committee consists of Messrs., and acts in accordance with the powers permitted to such a committee under its charter and the bylaws of the Company. The Nominating/Corporate Governance/Compensation Committee, subject to its charter and the bylaws of the Company and applicable law, acts on behalf of the full Board in the intervals between meetings of the Board.

The Litigation Committee consists of Messrs. Hui, Kavanaugh, Leary and Ward, and acts in accordance with the powers permitted to such a committee under its charter and the bylaws of the Company. The Litigation Committee, subject to its charter and the bylaws of the Company and applicable law, acts on behalf of the full Board in the intervals between meetings of the Board.

The Qualified Legal Compliance Committee consists of Messrs. Hui, Kavanaugh, Leary and Ward, and acts in accordance with the powers permitted to such a committee under its charter and the bylaws of the Company. The Qualified Legal Compliance Committee, subject to its charter and the bylaws of the Company and applicable law, acts on behalf of the full Board in the intervals between meetings of the Board.

No Board member who is not an interested person of the Company owns beneficially or of record any security of Highland or any person (other than a registered investment company or portfolio company) directly or indirectly controlling, controlled by or under common control with Highland.

As the Company has no history of operations, no meetings of the above committees have been held in the current fiscal year, except the initial Audit Committee meeting at which all Audit Committee members met in connection with the organization of the Company to select the Company’s independent auditor.

Investment Adviser

Highland, founded in 1993, is an investment adviser registered under the Advisers Act that specializes in credit and alternative investment strategies. Highland, together with Highland Capital Management Europe, Ltd., had over $33.1 billion in assets under management, $3.0 billion of which is invested in distressed accounts, as of December 31, 2006.

Highland employs a fundamental, bottoms-up investment approach that is enhanced by its industry-focused structure. This approach enables its professionals to focus on individual issues. This approach is further improved by a fund-specific, top-down analysis performed at the senior portfolio management level. In finding opportunities, the Investment Adviser utilizes its investment staff of approximately 81 investment professionals who actively monitor approximately 1,400 companies. Our investment process is driven by a team-management approach, utilizing industry specialization across 36 industries.

Highland serves as investment adviser to Highland Credit Strategies Fund (NYSE: HCF), Highland Floating Rate Advantage Fund, and Highland Floating Rate Fund, Prospect Street High Income Portfolio, Inc. (NYSE: PHY), and Prospect Street Income Shares Inc. (NYSE: CNN), each of which is a closed-end investment management company registered under the 1940 Act. Additionally, Highland is the sub-adviser to one closed-end investment management company registered under the 1940 Act and two investment trusts established under the laws of the Province of Ontario. These funds had total assets under management of $7.4 billion as of November 30, 2006.

Subject to the overall supervision of the Board, Highland will manage the day-to-day operations of, and provide investment advisory and management services to, the Company. Under the terms of the Investment Advisory and Management Agreement, through the portfolio managers and the services Highland will provide to the Company, Highland will:

•	determine the composition of the Company’s portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on prospective portfolio companies);

•	close, monitor and administer the investments the Company makes, including the exercise of voting and consent rights; and

•	provide managerial assistance to those portfolio companies that request it.

Highland’s services under the Investment Advisory and Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

Investment Advisory and Management Agreement

Pursuant to the Investment Advisory and Management Agreement, the Company will pay Highland a base management fee and, if applicable, an incentive fee for its advisory and management services to the Company.

The base management fee is payable quarterly in arrears (or more frequently as may be determined from time to time by the Board) at an annual rate of 2.00% of the Company’s Managed Assets. For this purpose, “Managed Assets” means the value of the total assets of the Company less all accrued liabilities of the Company (other than the aggregate amount of any outstanding borrowings, preferred stock issuances or other instruments or obligations constituting financial leverage). Highland has contractually agreed to waive or reimburse the Company for all base management fees during the first three months of the Company’s operations and half of all base management fees during the next three months of the Company’s operations.

Under the Investment Advisory and Management Agreement, Highland may also receive an incentive fee comprised of either or both of the following components: (i) 20% of the Company’s pre-incentive fee net investment income payable quarterly if such income exceeds a “hurdle rate” of 1.75% per quarter, subject to a “catch-up” provision; and (ii) 20% of the Company’s realized capital gains, if any, net of all realized capital losses, unrealized capital depreciation and fees paid on such net capital gains, computed on a cumulative basis. The base management fee in the preceding paragraph and the component of the incentive fee based on net investment income will be paid quarterly, and the component of the incentive fee based on capital gains will be paid annually. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and fees for providing significant managerial assistance) earned during the calendar quarter, minus our operating expenses for the quarter (including the base management fee and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that the Company has not yet received in cash. Highland is not under any obligation to reimburse the Company for any part of the incentive fee it received that was based on accrued income that the Company never received as a result of a default by an entity on the obligation that resulted in the accrual of such income. Pre-incentive fee net investment income does not include any realized capital gains, realized and unrealized capital losses or unrealized capital appreciation or depreciation. As indicated above, pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).

The Company will pay the Investment Adviser the net investment income component of the incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	The Company will pay the Investment Adviser no incentive fee for any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate.

•	The Company will pay the Investment Adviser 100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of the net investment income component of the incentive fee (which exceeds the hurdle rate, but is less than 2.1875%) as the “catch-up” provision. With respect to the Company’s pre-incentive fee net investment income from the Company’s beginning of operations until December 31, 2007, the Investment Adviser voluntarily has agreed to waive or reimburse the “catch-up” provision, provided, however, that for such period the Company will pay the Investment Adviser 20% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than 2.1875% in any calendar quarter (8.75% annualized). The “catch-up” provision is meant to provide our Investment Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply if such income exceeds 2.1875% in any calendar quarter (other than the period from the Company’s beginning of operations until December 31, 2007).

•	The Company will pay the Investment Adviser the “catch-up” amount described above and 20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

This fee is structured to provide the Investment Adviser with an incentive fee of 20% of all our pre-incentive fee net investment income as if a hurdle rate did not apply if our net investment income exceeds 2.1875% in any calendar quarter (other than the period from our beginning of operations until December 31, 2007), as opposed to an incentive fee of 20% only on that portion of our pre-incentive fee net investment income above the hurdle rate. The provision which effectuates this difference is known as a “catch-up” provision.

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any Share issuances or repurchases during the applicable quarter as with any other changes in Managed Assets.

Because the 20% of net investment income component of the incentive fee operates independently of any realized or unrealized gains or losses, it is possible that the Company could be required to pay the Investment Adviser an incentive fee in respect of pre-incentive fee net investment income in respect of a quarter during which the net asset value of the Company’s portfolio declines due to realized or unrealized net capital losses during such quarter.

The capital gain component of the incentive fee, which will be payable in arrears at the end of each calendar year beginning on December 31, 2007, will equal (i) 20% of (A) our aggregate realized capital gains, if any, net of all realized capital losses, on a cumulative basis from the closing date of this offering to the end of such calendar year, less (B) any aggregate unrealized capital depreciation at the end of such calendar year, based on the valuation of each investment on the applicable calculation date compared to its adjusted cost basis, less (ii) the aggregate amount of all fees paid to the Investment Adviser in prior calendar years pursuant to this realized capital gain component of the incentive fee.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (1):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(2) = 1.75%
Management fee(3) = 0.50%
Administration fee(4) = 0.0875%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(5) = 0.1375%
Pre-incentive fee net investment income
(investment income — (management fee + other expenses)) = 0.5250%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate(2) = 1.75%
Management fee(3) = 0.50%
Administration fee(4) = 0.0875%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(5) = 0.1375%
Pre-incentive fee net investment income
(investment income — (management fee + other expenses)) = 1.9750%

Incentive fee	= 20% x pre-incentive fee net investment income, subject to “catch-up” provision(6) = 1.9750% — 1.75% = 0.2250% = 100% x 0.2250% = 0.2250%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%
Hurdle rate(2) = 1.75%
Management fee(3) = 0.50%
Administration fee(4) = 0.0875%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(5) = 0.1375%
Pre-incentive fee net investment income
(investment income — (management fee + other expenses)) = 2.7750%
Incentive fee = 20% x pre-incentive fee net investment income, subject to “catch-up” provision(6)
Incentive fee = 100% x “catch-up” + (20% x (pre-incentive fee net investment income — 2.1875%))

Catch-up	= 2.1875% — 1.75% = 0.4375%

Incentive fee = (100% x 0.4375%) + (20% x (2.7750% — 2.1875%)) = 0.4375% + (20% x 0.5875%) = 0.4375% + 0.1175% = 0.5550%

(1)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of net assets.

(2)	Represents 7.00% annualized hurdle rate.

(3)	Represents 2.00% annualized management fee. For the purposes of this example, we have assumed that we have not incurred any indebtedness or issued any preferred stock and have not taken into account any fee waivers or reimbursements.

(4)	Represents 0.35% annualized administration fee.

(5)	Excludes organizational and offering expenses.

(6)	The “catch-up” provision is intended to provide our Investment Adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our investment income exceeds 2.1875% in any calendar quarter (other than the period from our beginning of operations until December 31, 2007). For the purposes of this example, we have not taken into account any fee waivers or reimbursements.

Example 2:  Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

•	Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative unrealized capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (capital gains fee paid in Year 2)

Alternative 2:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

•	Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (capital gains fee paid in Year 2))

•	Year 4: $600,000 ($7 million (20% multiplied by $35 million cumulative realized capital gains) less $6.4 million (cumulative capital gains fee paid in Year 2 and Year 3))

•	Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $7 million (cumulative capital gains fee paid in Year 2, Year 3 and Year 4))

The Company’s primary operating expenses will include the payment of management fees and administration fees. The Company’s base management fee will compensate Highland for work in identifying, evaluating, negotiating, closing and monitoring the Company’s investments. The Company’s administration fee will compensate Highland for, among other things, furnishing, at its sole expense, the Company with office facilities, officers, equipment and clerical, bookkeeping and recordkeeping services, which are expected to comprise most of Highland’s expenses in connection with the performance of administration services. See “Management of the Company.” The Company will bear all other costs and expenses of its operations and transactions, including those relating to its organization and this offering; the cost and expenses of any independent valuation firm retained for purposes of valuing securities in connection with the determination of the Company’s net asset value; expenses incurred by Highland payable to third parties in monitoring the Company’s investments and performing due diligence on prospective portfolio companies; interest payable on debt or dividends payable on preferred stock, if any, incurred to finance its investments; future offerings of Shares and other securities, if any; management fees payable under the Investment Advisory and Management Agreement; administration fees payable under the administration agreement; trading and transfer fees, commissions and similar costs payable to third parties relating to, or associated with, making or disposing of investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent director fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Company’s allocable portion of any joint fidelity bond, directors’ and officers’/errors and omissions liability insurance, and any other insurance premiums; indemnification payments; audit and legal fees and expenses; and all other expenses incurred by the Company. Under the administration agreement, Highland, not the Company, will be responsible for the Company’s allocable portion of overhead, including rent and the allocable portion of the employment costs of the Company’s executive officers and their respective staffs and other employees of Highland who devote substantial attention to the administration of the Company, except that the Company will be responsible for all costs relating to maintenance of a toll-free stockholder information telephone line, including the reimbursement of the Company’s allocable share of routine overhead expenses of any third-party service provider furnishing this telephone line. Each of the Company’s portfolio companies will pay all of its own expenses. See “The Company’s Operations — Expenses.”

The Investment Advisory and Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Company or any of the Company’s securityholders for any act or omission by it or its employees in the supervision or management of its investment activities or for any loss sustained by the Company or the Company’s securityholders, and provides for indemnification by the Company of its members, directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Company, subject to certain limitations and conditions.

The Investment Advisory and Management Agreement was approved by the Board at an in-person meeting of the Board held on December 8, 2006, including a majority of the directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). A discussion regarding the basis for approval by the Board of our Investment Advisory and Management Agreement with the Investment Adviser will be available in our report to stockholders for the period ending March 31, 2007.

The Investment Advisory and Management Agreement was approved by the sole common stockholder of the Company as of January 31, 2007. The Investment Advisory and Management Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the Board members or the vote of a majority of the outstanding voting securities of the Company (as such term is defined in the 1940 Act) and (ii) the vote of a majority of the Board members who are not parties to the Investment Advisory and Management Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory and Management Agreement may be terminated as a whole at any time by the Company, without the payment of any penalty, upon the vote of a majority of the Board members or a majority of the outstanding voting securities of the Company or by the Investment Adviser, on 60 days’ written notice by either party to the other, which notice may be waived by the non-terminating party. The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

Administration and Sub-Administration Agreements

Pursuant to a separate administration agreement, Highland will furnish us with office facilities, equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, Highland also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain, monitoring portfolio and regulatory compliance matters and preparing reports to our stockholders and reports filed with the SEC. In addition, Highland will assist us in determining, and arranging for the publishing of, our net asset value, overseeing the preparation and filing of our tax returns and the printing and disseminating of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Highland will receive an annual administration fee, payable quarterly in arrears (or more frequently as may be determined from time to time by the Board) at an annual rate of 0.35% of the Company’s Managed Assets. Under a separate sub-administration agreement, Highland has delegated certain of the aforementioned administrative functions to PFPC Inc. The administration agreement and the sub-administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Portfolio Managers

The Company’s portfolio will initially be managed by Patrick H. Daugherty and James D. Dondero.

Patrick H. Daugherty.  Mr. Daugherty is Head of Special Situations Investing at Highland. His responsibilities include managing the Distressed Investments Group and co-managing the Private Equity Investments Group. He has formerly served as General Counsel to Highland and will be resuming this post imminently while continuing to serve the Company. Prior to joining Highland in April of 1998, Mr. Daugherty served as Vice President in the Corporate Finance Group at Bank of America Capital Markets, Inc. (formerly NationsBanc Capital Markets, Inc.) where he originated and structured leveraged transactions of mid-cap companies located in the Southwest. Prior to joining Bank of America, Mr. Daugherty was an Associate with the law firm of Baker, Brown, Sharman and Parker in Houston, Texas where he worked with banks and financial institutions in the liquidation of various Resolution Trust Corporation portfolios. Mr. Daugherty has over 15 years of experience in distressed, high-yield and corporate restructuring. He has been involved in over 100 restructurings and held steering committee positions in over 40 bankruptcies. He received a BBA in Finance from The University of Texas at Austin and a Juris Doctor from The University of Houston School of Law. Mr. Daugherty’s professional certifications include membership in the Texas Bar Association and the American Bar Association since 1992.

James D. Dondero.  See Mr. Dondero’s biography in “Management — Non-Director Officers.”

Other Accounts Managed by Portfolio Managers

As of December 31, 2006, Patrick H. Daugherty managed the following client accounts:

Number of
			Accounts	Assets Subject
			Subject to a	to a
	Number of	Assets of	Performance	Performance
Type of Account	Accounts	Accounts	Fee	Fee

Registered Investment Companies	1	$76 million	1	$76 million
Pooled Investment Vehicles	4	$3,011 million	2	$2,461 million
Other Accounts	—	—	—	—

As of December 31, 2006, James D. Dondero managed the following client accounts:

Number of
			Accounts	Assets Subject
			Subject to a	to a
	Number of	Assets of	Performance	Performance
Type of Account	Accounts	Accounts	Fee	Fee

Registered Investment Companies	1	$76 million	1	$76 million
Pooled Investment Vehicles	10	$4,095 million	9	$4,045 million
Other Accounts	—	—	—	—

Conflicts of Interest

The Investment Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Investment Adviser furnishes advisory services to numerous clients in addition to the Company, and the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Investment Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Company. In addition, the Investment Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Investment Adviser recommends to the Company. Actions with respect to securities of the same kind may be the same as or different from the action that the Investment Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Investment Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Investment Adviser’s (or its affiliates’) partners, officers, directors or employees are directors or officers, or companies as to which the Investment Adviser or any of its affiliates or the partners, officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Investment Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Investment Adviser, its affiliates or their officers and employees similarly serve or may similarly serve entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Company. As a result, the Investment Adviser will face conflicts in the allocation of investment opportunities to the Company and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Company and such other clients or may involve a rotation of opportunities among the Company and such other clients.

The Investment Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Investment Adviser’s fiduciary obligations to the Company and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Company and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in favor of the Company.

Under current SEC regulations, the Company may be prohibited from co-investing with any unregistered fund managed now or in the future by the Investment Adviser in certain private placements in which the Investment Adviser negotiates non-pricing terms. The Company may file for exemptive relief from the SEC to enable it to co-invest with other unregistered funds managed by the Investment Adviser.

Compensation of Portfolio Managers

Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Investment Adviser, such as its “Option It Plan” and its “Long-Term Incentive Plan,” described below.

Base Compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland.

Discretionary Compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Option It Plan.  The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.

Long-Term Incentive Plan.  The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.

Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.

Mr. Dondero and Mr. Daugherty also derive financial benefits from their ownership interests in Highland.

Securities Ownership of Portfolio Managers

We are a newly-organized, non-diversified closed-end company. Accordingly, as of the date of this prospectus, Mr. Dondero, one of our portfolio managers, is a beneficial owner of our Shares owned by the Investment Adviser because he is the controlling stockholder of the general partner of our Investment Adviser.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Conflicts of Interest

The Investment Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Investment Adviser furnishes advisory services to numerous clients in addition to the Company, and the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Investment Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Company. In addition, the Investment Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Investment Adviser recommends to the Company. Actions with respect to securities of the same kind may be the same as or different from the action that the Investment Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Investment Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Investment Adviser’s (or its affiliates’) partners, officers, directors or employees are directors or officers, or companies as to which the Investment Adviser or any of its affiliates or the partners, officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Investment Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Investment Adviser, its affiliates or their officers and employees similarly serve or may similarly serve entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Company. As a result, the Investment Adviser will face conflicts in the allocation of investment opportunities to the Company and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Company and such other clients or may involve a rotation of opportunities among the Company and such other clients.

The Investment Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Investment Adviser’s fiduciary obligations to the Company and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Company and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in favor of the Company.

The Investment Adviser may apply to the SEC for exemptive relief to enable us and registered investment companies advised by the Investment Adviser to co-invest with other accounts and funds managed by the Investment Adviser and its affiliates in certain privately-placed securities and other situations. If it applies for such relief, there are no assurances that the Investment Adviser will receive the requested relief. If such relief is not obtained and until it is obtained, the Investment Adviser may be required to allocate some investments solely to any of the Company and one or more registered funds or solely to one or more other unregistered accounts or funds advised by Highland or its affiliates. This restriction could preclude the Company from investing in certain securities it would otherwise be interested in and could adversely affect the speed at which the Company is able to invest its assets and, consequently, the performance of the Company.

The Investment Adviser will pay to the underwriters an additional sales load of $0.15 per share, for a total sales load of $0.825 per Share. The amount payable will include an interest factor at a variable rate that will adjust quarterly equal to the three-month LIBOR plus 2.00% per annum. As of December 31, 2006, three-month LIBOR was approximately 5.36%. We will pay this amount, together with an interest factor, pursuant to an Agreement Regarding Payment of Sales Load (i) if during either the period commencing with the date of this offering through the end of the our first fiscal year or during the period of our second fiscal year, the sum of (a) our aggregate distributions to our stockholders plus (b) our change in net assets, equals or exceeds 7.0% of our net assets at the beginning of such Measuring Period (but after adjusting, if necessary, our net assets at the end of such Measuring Period as follows: by subtracting the net proceeds of any of our stock issuances, and by adding the amount of any of our stock repurchases, that occurred during such Measuring Period) and without taking into account any accrual for the total payment amount; or (ii) upon our liquidation. If neither (i) nor (ii) above has occurred by the conclusion of the second Measuring Period, then the Agreement Regarding Payment of Sales Load shall terminate on such date, without our having any payment obligation to the Investment Adviser.

Certain Affiliations

We and Highland are currently affiliated with Nexbank, a National Association of Securities Dealers, Inc. (“NASD”) member broker-dealer that is indirectly controlled by the principals of Highland. As part of our estimated offering and organizational expenses of $1,500,000, we will reimburse Nexbank up to $325,000 for distribution assistance, of which up to approximately $225,000 represents the total amount of compensation to wholesalers registered through Nexbank. Nexbank will provide distribution assistance in connection with the sale of the Shares by coordinating our “road show,” and by designing and coordinating the printing of the marketing materials used in connection with the offering. Additionally, Nexbank’s representatives, who are internal or external wholesalers registered with the NASD through Nexbank, will participate and engage in the road show by giving presentations about us to branch offices of the underwriters. The payment by us to Nexbank of $225,000 will be used solely to pay for the compensation to such wholesalers, Nexbank’s assistance with coordinating the road show, designing and coordinating the printing of marketing materials, and to reimburse Nexbank for the reasonable out-of-pocket expenses related to the road show. With the exception of the foregoing, Nexbank will not receive any compensation for its distribution assistance in connection with this offering and, absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. Subject to compliance with those restrictions, any amounts that we may incur in agency transactions with Nexbank may be more or less than what would be paid in an arms-length transaction.

We and Highland are currently affiliated with Barrier, a restructuring and financial advisor that is indirectly controlled by the principals of Highland. Barrier may offer certain assistance to our portfolio companies. Barrier may receive fees for these services from portfolio companies.

Our Independent Directors will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between Highland and us.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 333,333.33 Shares outstanding, all of which are owned by the Investment Adviser, which owns the Shares of record and beneficially. The address of the Investment Adviser is Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

OUTSTANDING SECURITIES

The following table sets forth certain information regarding our authorized Shares under our certificate of incorporation and bylaws and Shares outstanding as of January 18, 2007.

			Amount Outstanding
			Exclusive of
		Amount Held by us	Amount Held by us
Title of Class	Shares Authorized	or for Our Account	or for Our Account

Common Stock	550,000,000	549,666,666.67	333,333.33
Preferred Stock	150,000,000	150,000,000	None

DETERMINATION OF NET ASSET VALUE

The net asset value of the Shares will be computed based upon the value of the Company’s portfolio securities and other assets. Net asset value per Share will be determined as of the end of each calendar quarter (and potentially more frequently if the Company issues any senior debt security or preferred stock) and within 48 hours (exclusive of Sundays and holidays) prior to pricing the sale of any Shares other than at a substantial premium over net asset value per Share. The Company calculates net asset value per Share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Company (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Shares.

The Company will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, then fair value, as determined in good faith pursuant to policies and procedures approved by the Board:

Market Quotations Available.  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Company utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Company’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources. The valuation of certain securities for which there is no market may take into account appraisal reports from independent valuation firms. Short-term debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts.

Market Quotations Not Available.  The Company will take the following steps each time it determines its net asset value in order to determine the value of its securities for which market quotations are not readily available, as determined in good faith pursuant to policies and procedures approved by the Board:

•	The valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

•	Preliminary valuation conclusions will then be documented and discussed with Highland’s senior management.

•	The valuation committee, comprised of Highland investment professionals, will then review these preliminary valuations. An independent valuation firm engaged by our Board will review some or all of these preliminary valuations at least annually.

•	Finally, the Board discusses valuations and determines the fair value of each investment in our portfolio in good faith, pursuant to policies and procedures approved by the Board, based on the input of the valuation committee and an independent valuation firm.

Determination of fair values involves subjective judgments and estimates not easily substantiated by auditing procedures. Accordingly, under current accounting principles generally accepted in the United States of America, the notes to the Company’s financial statements will refer to the uncertainty with respect to the possible effect of such valuations on our financial statements.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of your Shares elects to receive cash by contacting the Plan Agent, the agent for stockholders that is administering the Company’s Plan, all dividends declared for your Shares will be automatically reinvested by the Plan Agent in additional Shares. If the registered owner of your Shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the Shares are held in street or other nominee name, then to such nominee) by PFPC Inc., as the dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting PFPC Inc., as the dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest such cash in additional Shares for you. Stockholders that receive dividends in the form of Shares will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. If you wish for all dividends declared on your Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Shares are registered. Whenever the Company declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares (“newly-issued Shares”) or (ii) by purchase of outstanding Shares on the open market (“open-market purchases”) on the NYSE or elsewhere.

If, on the payment date for any dividend, the market price per Share plus estimated brokerage commissions is greater than the net asset value per Share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly-issued Shares, including fractions, on behalf of the Plan participants. The number of newly-issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the payment date; provided that, if the net asset value per Share is less than 95% of the market price per Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Share on the payment date.

If, on the payment date for any dividend, the net asset value per Share is greater than the market value per Share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the Shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Company will pay quarterly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly-issued Shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly-issued Shares at the net asset value per Share at the close of business on the last purchase date; provided that, if the net asset value per Share is less than 95% of the market price per Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Share on the payment date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each stockholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held under the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Company. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.” Participants that request a sale of Shares through the Plan Agent are subject to a $2.50 sales fee and a brokerage commission of $0.05 per Share sold.

The Company reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Company reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809; telephone (877) 665-1287.

TAX MATTERS

The following discussion summarizes certain U.S. federal income tax considerations affecting the Company and the purchase, ownership and disposition of the Company’s Shares by stockholders. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Company and its stockholders (including non-U.S. stockholders and others subject to special treatment under U.S. federal income tax law).

The discussion set forth herein does not constitute tax advice, and you are urged to consult your own tax advisor to determine the specific U.S. federal, state, local and foreign tax consequences to you of investing in the Company.

A “U.S. stockholder” generally is a beneficial owner of Shares (other than a partnership) who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the U.S.;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any State or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if a court within the U.S. can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996 and validly elected to continue to be treated as a U.S. trust).

A “Non-U.S. stockholder” is a beneficial owner of Shares that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding Shares should consult its tax advisors with respect to the purchase, ownership and disposition of Shares.

Taxation of the Company

We intend to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, we must, among other things, meet the following requirements regarding the source of our income and the diversification of our assets:

(i) We must derive in each taxable year at least 90% of our gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to our business of investing in such stock, securities or foreign currencies; and (b) interests in “qualified publicly-traded partnerships” (as defined in the Code).

(ii) We must diversify our holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of our total assets are represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of our total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of: (I) any one issuer, (II) any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly-traded partnerships” (as defined in the Code).

As a regulated investment company, we generally will not be subject to U.S. federal income tax on income and gains that we distribute to our stockholders, provided that we distribute each taxable year at least the sum of: (i) 90% of our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) and (ii) 90% of our net tax-exempt interest (the excess of our gross tax-exempt interest over certain disallowed deductions). The Company intends to distribute substantially all of such income each year. The Company will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its stockholders.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met.

Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a regulated investment company, including the diversification requirements. If we dispose of assets in order to meet the distribution requirements or to avoid the excise tax, discussed below, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The Code imposes a 4% nondeductible excise tax on the Company to the extent the Company does not distribute by the end of any calendar year at least the sum of: (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Company’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Company intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Company’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Company will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by us during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. For purposes of determining (i) whether the distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.

If, for any taxable year, we do not qualify as a regulated investment company, all of our taxable income (including our net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable to the stockholders as ordinary dividends to the extent of our current or accumulated earnings and profits. Provided that stockholders satisfy certain holding period and other requirements with respect to their Shares, such dividends generally would be eligible (i) to be treated as qualified dividend income in the case of stockholders taxed as individuals and (ii) for the dividends-received deduction in the case of stockholders taxed as corporations. Further, we could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If we fail to qualify as a regulated investment company in any year, we must pay out our earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If we fail to qualify as a regulated investment company for a period greater than one taxable year, we may be required to recognize and pay tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Taxation of the Company’s Investments

Certain of the Company’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Company to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These income tax provisions could therefore affect the amount, timing and character of distributions to stockholders. In particular, we may recognize original issue discount (i.e., ordinary income prior to a corresponding receipt of cash) if we acquire zero coupon securities, deferred interest securities or certain other securities, and the market discount rules may convert capital gains into ordinary income. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a regulated investment company.

If we purchase shares in certain foreign investment entities, called passive foreign investment companies (“PFICs”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gains from the disposition of such shares even if such income is distributed as a taxable dividend by us to the stockholders. Additional charges in the nature of interest may be imposed on the Company in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Company to mitigate the effect of this tax, but such elections generally cause an accelerated recognition of income prior to the receipt of cash. Dividends paid by PFICs will not be qualified dividend income.

If the Company invests in the shares of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Company, such as investments in debt securities that have original issue discount, the Company could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Company and therefore would be subject to the distribution requirements of the Code. This might prevent the Company from distributing 90% of its investment company taxable income as is required in order to avoid Company-level U.S. federal income taxation on all of its income, or might prevent the Company from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Company may be required to borrow money or dispose of securities to be able to make required distributions to the stockholders.

Dividend, interest and other income received by the Company from investments outside the U.S. may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. The Company does not expect that it will be eligible to elect to treat any foreign taxes it pays as paid by its stockholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Company will reduce the return from the Company’s investments.

Taxation of U.S. Stockholders

The Company will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Company will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Company expects to designate the retained amount as undistributed capital gain in a notice to its stockholders, each of whom: (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Company against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Shares of the Company by an amount equal to 65% of the amount of undistributed capital gain included in such stockholder’s gross income.

The Company does not expect that a corporate stockholder will be able to claim a dividends-received deduction with respect to any significant portion of the Company distributions. Distributions paid to you by the Company from its net realized long-term capital gains, if any, that the Company designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains (currently at a maximum rate of 15%), regardless of how long you have held your Shares. All other dividends paid to you by the Company (including dividends from short-term capital gains) from its current or accumulated earnings and profits are generally subject to tax as ordinary income (“ordinary income dividends”).

Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Company generally will be eligible for taxation at the rates applicable to long-term capital gains to the extent that: (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Company, (ii) the Company satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Shares. Qualified dividend income eligible for these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, you may include as qualified dividend income only that portion of the dividends that may be and are so designated by the Company as qualified dividend income, and the Company does not expect that a significant portion of its ordinary income dividends will be treated as qualified dividend income.

Any distributions that you receive that are in excess of the Company’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Shares, and thereafter as capital gains from the sale of Shares. The amount of any Company distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Shares.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Shares of the Company. Dividends and other distributions paid by the Company are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Company pays you a dividend in January that was declared in the previous October, November or December and payable to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Company and received by you on December 31 of the year in which the dividend was declared.

The price of Shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase Shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Company will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Company. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

If preferred stock of the Company is outstanding during any tax year, the Company intends to allocate in such year capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its Shares and preferred stock in proportion to the total dividends paid out of earnings or profits to each class with respect to such year.

If you sell or otherwise dispose of Shares of the Company (including by exchanging them for shares of another fund), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such Shares of the Company and the amount you receive upon disposition of such Shares. If you hold your Shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held such Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Shares held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Shares. Any loss you recognize on a sale or other disposition of Shares will be disallowed if you acquire other Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or other disposition of the Shares. In such case, your tax basis in the Shares acquired will be adjusted to reflect the disallowed loss.

Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2010 (20% thereafter, unless changed by future legislation).

Stockholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, stockholders that have capital losses are urged to consult their tax advisors.

The Company may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a stockholder who fails to provide the Company (or its agent) with the stockholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the IRS that such stockholder is subject to backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding (currently at a rate of 28%) is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

Taxation of Non-U.S. Stockholders

Distributions of our “investment company taxable income” to Non-U.S. stockholders will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. stockholder in the U.S. In such latter case, the distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Certain dividends designated by the Company as “interest-related dividends” that are paid to most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by the Company that would not be subject to U.S. tax if earned by a foreign person directly. Further, certain dividends designated by the Company as “short-term capital gain dividends” that are paid to certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from the excess of the Company’s short-term capital gains over its net long-term capital losses. These provisions generally apply, with certain exceptions, to taxable years beginning on or before December 31, 2007. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them as related to these provisions.

Actual or deemed distributions of our net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. stockholder in the U.S. or (ii) the Non-U.S. stockholder is an individual, has been present in the U.S. for 183 days or more during the taxable year, and certain other conditions are satisfied. In addition, gain on your sale of Shares will be subject to U.S. federal income tax if we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date you sell Shares or the period during which you held your Shares. However, if our Shares are regularly-traded on the NYSE or another established securities market and you did not hold more than 5% of our Shares at any time during the shorter of such periods, gain on your sale of Shares will not be subject to U.S. federal income tax even if we are a United States real property holding corporation. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. We do not currently expect to become a United States real property holding corporation at any time in the future.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our Shares that are effectively connected to a U.S. trade or business will generally be subject to federal income tax at the rates applicable to a U.S. person. Such distributions and gains also may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, a Non-U.S. stockholder can have all cash distributions automatically reinvested in additional Shares. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in Shares. If the distribution is effectively connected with a U.S. trade or business and, if a treaty applies, is attributable to a permanent establishment or fixed base, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The Non-U.S. stockholder will have an adjusted basis in the additional Shares purchased through the plan equal to the amount reinvested. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend-paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder, or such Non-U.S. stockholder otherwise establishes an exemption from backup withholding.

DESCRIPTION OF OUR STOCK

Common Stock

The Company is a corporation organized under the laws of Delaware pursuant to a certificate of incorporation dated as of August 22, 2006. The Company is authorized to issue 550,000,000 Shares, par value $0.001 per Share. Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board shall have the power to cause stockholders to pay expenses of the Company by setting off charges due from stockholders from declared but unpaid dividends or distributions owed the stockholders and/or by reducing the number of Shares owned by each respective stockholder. All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Company will send annual and semi-annual reports, including financial statements, to all holders of its Shares.

Any additional offerings of Shares will require approval by the Board. Any additional offering of Shares will be subject to the requirements of the 1940 Act, which provides that Shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Company’s outstanding voting securities.

The Shares have been approved for listing on the NYSE under the symbol “HCD,” subject to official notice of issuance. Net asset value will be reduced immediately following the offering of the Shares by the amount of the sales load and organizational expenses and offering costs paid by the Company. See “Use of Proceeds.”

Preferred Stock

The Company’s certificate of incorporation and bylaws provide that the Board may authorize and issue preferred stock (the “Preferred Stock”) with rights as determined by the Board, by action of the Board without the approval of the holders of the Shares. Holders of Shares have no preemptive right to purchase any Preferred Stock that might be issued. Whenever Preferred Stock is outstanding, the holders of Shares will not be entitled to receive any distributions from the Company unless all accrued dividends on Preferred Stock have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Stock would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Stock have been met.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Preferred Stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share of Preferred Stock plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company.

Voting Rights.  The 1940 Act requires that the holders of any Preferred Stock, voting separately as a single class, have the right to elect at least two directors on the Board at all times. The remaining directors on the Board will be elected by holders of Shares and Preferred Stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Stock have the right to elect a majority of the directors on the Board at any time two years’ dividends on any Preferred Stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act. As a result of these voting rights, the Company’s ability to take any such actions may be impeded to the extent that there is any Preferred Stock outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Stock will have equal voting rights with holders of Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Shares as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Stock so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of shares of Preferred Stock. The class vote of holders of Preferred Stock described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Stock by the Company.  The terms of any Preferred Stock would typically provide that (i) they are redeemable by the Company in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Company may tender for or purchase Preferred Stock and (iii) the Company may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Stock by the Company will reduce the leverage applicable to the shares, while any resale of shares by the Company will increase that leverage.

The discussion above describes the possible offering of Preferred Stock by the Company. If the Board determines to proceed with such an offering, the terms of the Preferred Stock may be the same as, or different from, the terms described above, subject to applicable law and the Company’s certificate of incorporation and bylaws. The Board, without the approval of the holders of Shares, may authorize an offering of Preferred Stock or may determine not to authorize such an offering, and may fix the terms of the Preferred Stock to be offered.

The Company may apply for ratings for any Preferred Stock from Moody’s, S&P or Fitch. In order to obtain and maintain the required ratings, the Company will be required to comply with investment quality, diversification and other guidelines established by Moody’s, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Company does not anticipate that such guidelines would have a material adverse effect on the holders of Shares or the Company’s ability to achieve its investment objective.

Under the 1940 Act, the Company is not permitted to issue senior securities unless after such issuance the value of the Company’s total assets, less certain ordinary course liabilities, is at least 200% of the amount of any debt outstanding and 200% of the liquidation preference of any Preferred Stock outstanding. In addition, the Company is not permitted to declare any cash distributions on its Shares unless, at the time of such declaration, the value of the Company’s total assets is at least 200% of the liquidation preference of the Company’s outstanding Preferred Stock and 200% of the amount of the Company’s outstanding senior securities representing debt. If senior securities are issued, the Company intends, to the extent possible, to purchase or redeem senior securities from time to time to the extent necessary in order to maintain coverage of any senior securities of at least 200%. In addition, as a condition to obtaining ratings on the senior securities, the terms of any senior securities issued are expected to include asset coverage maintenance provisions which will require the redemption of the senior securities in the event of non-compliance by the Company and may also prohibit distributions on the Shares in such circumstances.

The Company may also borrow money as a temporary measure for liquidity and extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Company securities.

Anti-Takeover Provisions

The Company’s certificate of incorporation and bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Company or to change the composition of its Board. This could have the effect of depriving stockholders of an opportunity to sell their stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Company. Such attempts could have the effect of increasing the expenses of the Company and disrupting the normal operation of the Company. The Board is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of Board members is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Board member may be removed from office by the action of a majority of the remaining Board members followed by a vote of the holders of at least 75% of the stock then entitled to vote for the election of the respective Board member.

In addition, the Company’s certificate of incorporation and bylaws require the favorable vote of a majority of the Board members followed by the favorable vote of the holders of at least 75% of the outstanding stock of each affected class or series of the Company, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of stock and their associates, unless the transaction has been approved by at least 80% of the Board members, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Company will be required. For purposes of these provisions, a 5% or greater holder of a class or series of stock (a “Principal Stockholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding stock of the voting securities of the Company.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Company or any subsidiary of the Company with or into any Principal Stockholder; the issuance of any securities of the Company to any Principal Stockholder for cash, except pursuant to any automatic dividend reinvestment plan or rights offering in which the holder does not increase its percentage of voting securities; the sale, lease or exchange of all or any substantial part of the assets of the Company to any Principal Stockholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Company, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Company or any subsidiary of the Company, in exchange for securities of the Company, of any assets of any Principal Stockholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Company, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Company to an investment company, to liquidate and dissolve the Company, to merge or consolidate the Company with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as described in this prospectus or to amend any of the provisions discussed herein, the Company’s certificate of incorporation and bylaws require the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding stock of each affected class or series of stock of the Company, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Board members, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Company shall be required. If approved in the foregoing manner, conversion of the Company to an investment company could not occur until 90 days after the stockholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all stockholders. You should assume that it is not likely that the Board would vote to convert the Company to an investment company.

For purposes of calculating “a majority of the outstanding voting securities” under the Company’s certificate of incorporation and bylaws, each class and series of stock of the Company will vote together as a single class, except to the extent required by the 1940 Act or the Company’s certificate of incorporation and bylaws, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of stock of the class or series, voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally. Reference should be made to the Company’s certificate of incorporation and bylaws on file with the SEC for the full text of these provisions.

REGULATION

The Company has elected to be a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions related to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates to underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that the Company may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless approved by a majority of its outstanding voting securities. Our certificate of incorporation requires a higher vote in certain circumstances.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, the Company is prohibited from protecting any Board member or officer against any liability to the Investment Adviser or the Company’s stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Company and the Investment Adviser will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly held companies and their insiders. Many of these requirements will affect the Company and the Investment Adviser. The Company and the Investment Adviser will continue to monitor their respective compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that they are in compliance therewith.

Under Section 57 of the 1940 Act, we cannot, with minor exceptions, sell securities to, buy securities from, or lend money to, certain controlling or closely affiliated persons or companies; e.g., directors, partners, officers, employees of the Company, the Investment Adviser or any person that any of these persons controls. Any such transactions would be subject to prior SEC approval, and the Company has no plans of investing in these affiliates. If we choose to invest in companies that we have other associations with, such a decision would be subject to approval by our Board. The Board could approve the proposed transaction only if it found that the terms thereof, including the consideration to be paid or received, were reasonable and fair to the stockholders of the Company and did not involve overreaching on the part of any person concerned and that the proposed transaction were consistent with the interests of the Company’s stockholders and consistent with the policies of the Company, as reflected in this prospectus, reports filed under the Securities Exchange Act of 1934 (the “Exchange Act”) and reports to stockholders. The Board is required to record in its minutes and preserve in its records a description of the proposed transaction, its findings, the information or materials upon which its findings were based and the basis therefor. Furthermore, the approval must be granted by both a majority of the Board members who have no financial interest in the transaction and a majority of its Independent Directors.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any assets other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company (subject to certain limited exceptions for “follow-on” investments in previously-owned companies), or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act and in Rule 2a-46 thereunder as any issuer that:

(a) is organized under the laws of, and has its principal place of business in, the U.S.;

(b) is not an investment company or a financial company (that is, a company that would be an investment company except for one or more of the exclusions from the definition of investment company in Section 3(c) of the 1940 Act); and

(c) satisfies any of the following:

•	does not have any class of securities listed on a national securities exchange;

•	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities of a listed or unlisted U.S. issuer that is not an investment company or a financial company (that is, a company that would be an investment company except for one or more of the exclusions from the definition of investment company in Section 3(c) of the 1940 Act) if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to our purchase, were unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements and if the purchase is made in transactions not involving a public offering from the issuer, someone who has been an affiliated person of the issuer within the prior 13 months or from any person in transactions incident thereto.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights related to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Rule 2a-46 under the 1940 Act, which became effective on November 30, 2006, aligns the definition of an “eligible portfolio company,” and the investment activities of BDCs, with the purpose that Congress intended. As defined in the 1940 Act, an eligible portfolio company includes any company that does not have any class of securities with respect to which a member of a national securities exchange, broker or dealer may extend or maintain margin credit pursuant to the rules or regulations adopted by the Federal Reserve Board under Section 7 of the Exchange Act. Since 1980, the Federal Reserve Board has periodically amended its definition of margin security to increase the types of securities that would fall within that definition under its rules. In 1998, for reasons unrelated to small business capital formation, the Federal Reserve Board adopted amendments to those rules that had the unintended consequence of reducing the number of companies that meet the definition of eligible portfolio company by expanding the definition of margin security to include all publicly traded equity securities and most debt securities. In response, the SEC has expanded the definition of an eligible portfolio company under Rule 2a-46 to include any issuer that does not have any class of securities listed on a national securities exchange (and is organized under the laws of, and has its principal place of business in, the U.S. and is not an investment company or a financial company (that is, a company that would be an investment company except for one or more of the exclusions from the definition of investment company in Section 3(c) of the 1940 Act)). Under Rule 2a-46, companies that do not have any class of securities listed on a national securities exchange include private companies and certain public companies (for example, companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC).

The SEC has re-proposed rules that would define an “eligible portfolio company” to also include any issuer that (i) is organized under the laws of, and has its principal place of business in, the U.S.; (ii) is not an investment company or a financial company (that is, a company that would be an investment company except for one or more of the exclusions from the definition of investment company in Section 3(c) of the 1940 Act); and (iii) is an issuer that has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity that satisfies one of three alternative size-based standards the SEC has proposed. The three alternative proposals would require the aggregate market value of such outstanding voting and non-voting common equity to be (a) held by non-affiliates of less than $75 million, (b) less than $150 million or (c) less than $250 million. In addition, legislation that has been passed by the U.S. House of Representatives and is currently pending in the U.S. Senate would expand the definition of eligible portfolio companies to include listed companies with a market capitalization of less than $250 million. However, we would not need to adjust our investment objective and policies if such proposed rules or laws are not adopted or enacted. We continue to monitor this situation closely and intend to adjust our investment focus as needed to comply with or to take advantage of these rules or laws, if adopted or enacted, or of any other future administrative position, judicial decision or legislative action. See “Risks — Risks Related to Our Business — If certain of our investments are deemed not to be qualifying assets, we could be precluded from investing in the manner described in this prospectus, or deemed to be in violation of the 1940 Act, in which case we may not qualify to be treated as a BDC.”

Proxy Voting Policies

The Board delegates the exercise of voting and consent rights on the Company’s assets to Highland pursuant to Highland’s proxy voting policies. Under these policies, Highland will vote proxies related to Company securities in the best interests of the Company and its stockholders. Highland’s form of proxy voting policies and procedures are attached in Appendix A to this prospectus and may be changed from time to time by Highland with the approval of the Company’s Board of Directors.

Codes of Ethics

The Company and the Investment Adviser operate pursuant to codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Co-Investment Opportunities

We intend to co-invest with other Highland funds when we believe it will be advantageous for us to do so. As a BDC, we would not generally be permitted to co-invest with other Highland-managed funds in circumstances in which Highland is negotiating terms other than price-related terms and the relevant boards of directors do not find that the financial interests of Highland and its affiliates are immaterial. Consequently, the Investment Adviser may apply for an exemptive order from the SEC that would permit us to co-invest with other funds managed by Highland. Any such order would be subject to certain terms and conditions designed to ensure that the terms of such co-investments are fair and do not involve overreaching on the part of any person. If the Investment Adviser applies for such relief, there is no assurance that the application will be granted by the SEC. Accordingly, we cannot assure you that the Company will be permitted to co-invest with other funds managed by Highland.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, it is anticipated 12,033,333.33 Shares will be outstanding, based on the number of Shares outstanding on January 18, 2007, assuming no exercise of the underwriters’ over-allotment option. Of these Shares, the 11,700,000 Shares sold in this offering will be freely tradable without restriction or limitation under the Securities Act of 1933 (the “Securities Act”), less the number of Shares purchased by our employees and affiliates. Any Shares purchased in this offering by our employees and affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.

CUSTODIAN AND TRANSFER AGENT

PFPC Trust Company will be the custodian of our the assets. The custodian will perform custodial, fund accounting and portfolio accounting services. PFPC Inc. will also serve as our transfer agent with respect to the Shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing portfolio transactions for the Company, the Investment Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Investment Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Investment Adviser may be a party. Neither the Company nor the Investment Adviser has adopted a formula for allocation of the Company’s investment transaction business. The Investment Adviser has access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Company than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. The Investment Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Company with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. The services provided by such brokers may be useful or beneficial to the Investment Adviser in connection with its services to other clients.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Company as well as other clients, the Investment Adviser, to the extent permitted by applicable laws, regulations or SEC interpretation, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company and to such other clients.

UNDERWRITING

Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC are acting as joint bookrunning managers and as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriters	Number of Shares

Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Wachovia Capital Markets, LLC
A.G. Edwards & Sons, Inc.
Banc of America Securities LLC
Deutsche Bank Securities Inc.
Oppenheimer & Co. Inc.
RBC Capital Markets Corporation
Stifel, Nicolaus & Company, Incorporated

Total	11,700,000

The underwriting agreement provides that the obligations of the underwriters to purchase the Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all these Shares (other than those covered by the over-allotment option described below) if they purchase any of these Shares.

The underwriters propose to offer some of the Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Shares to dealers at the public offering price less a concession not to exceed $      per Share. The sales load of $0.675 per Share is equal to 4.5% of the initial offering price. The Investment Adviser will pay to the underwriters an additional sales load of $0.15 per Share, for a total sales load of $0.825 per Share. This additional sales load is subject to potential reimbursement by us to the Investment Adviser, as more fully described on the cover page of this prospectus. The underwriters may allow, and dealers may reallow, a concession not to exceed $      per Share on sales to other dealers. If all of the Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. The representatives have advised us that the underwriters do not intend sales to discretionary accounts to exceed 5.0% of the total number of our Shares offered by them.

We have granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 1,755,000 additional Shares at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter must purchase a number of additional Shares approximately proportionate to that underwriter’s initial purchase commitment.

We and Highland and each of our officers and directors have agreed that, for a period of 180 days from the date of this prospectus, we and they will not, without the prior written consent of Citigroup Global Markets Inc., dispose of or hedge any Shares or any securities exchangeable for our Shares; provided that we may issue and sell Shares pursuant to our dividend reinvestment plan as in effect on the date hereof. Citigroup Global Markets Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. In the event that either (i) during the last 17 days of the 180-day period referred to above, we issue an earnings release or (ii) prior to the expiration of such 180-day period, we announce that we will release earnings results during the 16-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release.

Prior to this offering, there has been no public market for our Shares. Consequently, the initial public offering price for the Shares was determined by negotiations between us and the representatives. We cannot assure you, however, that the prices at which the Shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in our Shares will develop and continue after this offering.

The Shares have been approved for listing on the NYSE under the symbol “HCD,” subject to official notice of issuance. The underwriters have undertaken to sell Shares to a minimum of 400 owners in lots of 100 or more Shares to meet the NYSE distribution requirements for trading.

The following table shows the underwriting discounts, which are equal to 4.5% of the initial public offering price per Share, and the 1% commission that the Investment Adviser is committed to paying the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Shares.

	No Exercise	Full Exercise

Per Share - 4.5% Sales Load	$0.675	$0.675
Per Share - 1% payable by Investment Adviser	$0.15	$0.15

Total dollars payable	$9,652,500	$11,100,375

The structuring fees described below are not reimbursable to the Investment Adviser; therefore, such fees are not reflected in expenses payable by us in the table above.

In connection with the offering, Citigroup Global Markets Inc., on behalf of the underwriters, may purchase and sell Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Shares in excess of the number of Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Shares made in an amount up to the number of Shares represented by the underwriters’ over-allotment option. In determining the source of Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Shares available for purchase in the open market as compared to the price at which they may purchase Shares through the over-allotment option. Transactions to close out the covered syndicate short involve either purchases of the Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consists of bids for or purchases of Shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Citigroup Global Markets Inc. repurchases Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases. Accordingly, the underwriters will monitor selling activities for up to 90 days.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the Shares. They may also cause the price of the Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that we will incur approximately $1,500,000 in expenses in connection with this offering and the Company’s organizational expenses.

A prospectus in electronic format may be made available on the web sites maintained by one or more of the underwriters. The representatives may agree to allocate a number of Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate Shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, Shares may be sold by the underwriters to securities dealers who resell Shares to online brokerage account holders.

The Investment Adviser anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Investment Adviser’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters have performed investment banking and advisory services for the Investment Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for the Investment Adviser and its affiliates and us and our affiliates in the ordinary course of business. Citigroup Global Markets Inc. acted as a joint bookrunning manager and as a representative of the initial purchasers and placement agents in connection with offerings of common shares in January 2006 and October 2006 and a proposed offering that began its registration process in October 2006 of a Delaware statutory trust organized by Highland. Citigroup Global Markets Inc. received an initial purchaser’s discount and placement fee that are customary for transactions of this type. During the January 2006 offering, an affiliate of Citigroup Global Markets Inc. purchased 1,666,667 of the common shares of this trust for its own account for approximately $25 million.

We and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The Investment Adviser (and not the Company) has agreed to pay to Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC aggregate structuring fees at 0.75% of the aggregate price to the public of the Shares sold in the offering, payable to each as follows:

The Investment Adviser (and not the Company) has agreed to pay to Citigroup Global Markets Inc., from its own assets, a structuring fee for advice relating to our structure, design and organization as well as services related to the sale and distribution of our Shares in the amount of $     . The structuring fee payable to Citigroup Global Markets Inc. will not exceed     % of the total public offering price of the Shares sold in this offering.

The Investment Adviser (and not the Company) has agreed to pay to Merrill Lynch, Pierce, Fenner & Smith Incorporated, from its own assets, a structuring fee for advice relating to our structure, design and organization as well as services related to the sale and distribution of our Shares in the amount of $     . The structuring fee payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed     % of the total public offering price of the Shares sold in this offering.

The Investment Adviser (and not the Company) has agreed to pay to Wachovia Capital Markets, LLC, from its own assets, a structuring fee for advice relating to our structure, design and organization as well as services related to the sale and distribution of our Shares in the amount of $      . The structuring fee payable to Wachovia Capital Markets, LLC will not exceed     % of the total public offering price of the Shares sold in this offering.

The Investment Adviser (and not the Company) may also pay certain qualifying underwriters a marketing and structuring fee, a sales incentive fee, or additional compensation in connection with this offering.

The sum total of all compensation to the underwriters in connection with this public offering of Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments to the underwriters and other expenses, will be limited to not more than 9.0% of the total public offering price of the Shares sold in this offering.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, NY 10080. The principal business address of Wachovia Capital Markets, LLC is 375 Park Avenue, New York, New York 10152.

LEGAL OPINIONS

Certain legal matters in connection with the Shares will be passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the underwriters by Simpson Thacher & Bartlett LLP.

EXPERTS

The Statement of Assets and Liabilities of the Company, as of January 18, 2007, appearing in this prospectus has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP, located at 2001 Ross Avenue, Suite 1800, Dallas, Texas 75201 provides accounting and auditing services to the Company.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits under the Securities Act, with respect to the Shares offered by this prospectus. The registration statement contains additional information about us and the Shares being offered by this prospectus.

We will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act, as amended. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Section, 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains a web site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which documents are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PRIVACY POLICY

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential stockholder, a current stockholder or even a former stockholder.

Collection of Information.  We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through our use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information.  We may share the information we collect (described below) with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information.  We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Highland Distressed Opportunities, Inc.

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations, of cash flows, and of changes in stockholder’s equity (net assets) present fairly, in all material respects, the financial position of Highland Distressed Opportunities, Inc. (the “Company”) as of January 18, 2007, and the results of its operations, its cash flows, and its changes in its stockholder’s equity (net assets) for the period from August 22, 2006 (date of inception) through January 18, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Dallas, Texas
February 2, 2007

HIGHLAND DISTRESSED OPPORTUNITIES, INC.

STATEMENT OF ASSETS AND LIABILITIES
As of January 18, 2007

ASSETS:
Cash	$9,000,000

Total assets	$9,000,000

LIABILITIES AND STOCKHOLDER’S EQUITY (NET ASSETS):
Liabilities:
Accrued organizational expenses	$68,600
Note payable to Adviser	4,000,000

Total liabilities	$4,068,600

Stockholders’ equity (net assets):
Common Stock, par value $0.001 per share; 550,000,000 common stock authorized, 333,333.33 common stock outstanding	$333
Paid-in-capital in excess of par	4,931,067

Total stockholder’s equity (net assets):	$4,931,400
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY (NET ASSETS):	$9,000,000

NET ASSET VALUE PER SHARE:	$14.79

See Notes to Financial Statements

HIGHLAND DISTRESSED OPPORTUNITIES, INC.

STATEMENT OF OPERATIONS
Period from August 22, 2006 (date of inception) through January 18, 2007

INCOME:	$—
EXPENSES:
Organizational costs	(68,600)

Total expenses	(68,600)

NET INVESTMENT LOSS	$(68,000)
Net decrease in stockholder’s equity (net assets) resulting from operations	$(68,600)

Net decrease in stockholder’s equity (net assets) resulting from operations per share	$(0.21)

See Notes to Financial Statements

HIGHLAND DISTRESSED OPPORTUNITIES, INC.

STATEMENT OF CASH FLOWS
Period from August 22, 2006 (date of inception) through January 18, 2007

CASH FLOW FROM OPERATING ACTIVITIES:
Net decrease in stockholder’s equity (net assets) resulting from operations	$(68,600)
Increase in accounts payable	68,600

Net cash provided by operating activities	$—

CASH FLOW FROM FINANCING ACTIVITIES:
Net proceeds from the issuance of common shares	$5,000,000
Issuance of notes payable	4,000,000

Net cash provided by financing activities	$9,000,000

NET CHANGE IN CASH	$9,000,000
Cash, beginning of period	—

Cash, end of period	$9,000,000

See Notes to Financial Statements.

HIGHLAND DISTRESSED OPPORTUNITIES, INC.

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY (NET ASSETS)
Period from August 22, 2006 (date of inception) through January 18, 2007

				Accumulated	Unrealized
	Common Shares		Paid-in Capital	Net Investment	Appreciation of	Total Stockholder’s
	Shares	Amount	in Excess of Par	Loss	Portfolio Securities	Equity (Net Assets)
Balance at August 22, 2006 (commencement of operations)	—	$—	$—	$—	$—	$—
Issuance of common shares	333,333.33	333	4,999,667	—	—	5,000,000
Net increase (decrease) in stockholder’s equity (net assets) resulting from operations	—	$—	$—	$(68,600)	$—	$(68,600)

Balance at January 18, 2007		$333	$4,999,667	$(68,600)	—	$4,931,400

See Notes to Financial Statements.

HIGHLAND DISTRESSED OPPORTUNITIES, INC.

NOTES TO FINANCIAL STATEMENTS

As of January 18, 2007

1. ORGANIZATION

Highland Distressed Opportunities, Inc. (the “Company”) was organized as a Delaware corporation on August 22, 2006. The Company is a newly organized non-diversified closed-end company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. The Company has had no operations other than the sale and issuance of 333,333.33 shares of common stock at an aggregate purchase price of $5,000,000 to Highland Capital Management, L.P. (“Highland” or the “Investment Adviser”) and the issuance of a Promissory Note payable to the Investment Adviser in the amount of $4,000,000. Management of the Company has filed a registration statement with the Securities and Exchange Commission to offer shares of the Company for public sale, but such registration is not currently effective.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates.

3. AGREEMENTS

Pursuant to the Investment Advisory and Management Agreement, the Company will pay Highland a base management fee and, if applicable, an incentive fee for its advisory and management services to the Company.

The base management fee is payable quarterly in arrears (or more frequently as may be determined from time to time by the Board) at an annual rate of 2.00% of the Company’s Managed Assets. For this purpose, “Managed Assets” means the value of the total assets of the Company less all accrued liabilities of the Company (other than the aggregate amount of any outstanding borrowings, preferred stock issuances or other instruments or obligations constituting financial leverage). Highland has contractually agreed to waive or reimburse the Company for all base management fees during the first three months of the Company’s operations and half of all base management fees during the next three months of the Company’s operations.

Under the Investment Advisory and Management Agreement, Highland may also receive an incentive fee comprised of either or both of the following components: (i) 20% of the Company’s pre-incentive fee net investment income payable quarterly if such income exceeds a “hurdle rate” of 1.75% per quarter, subject to a “catch-up” provision; and (ii) 20% of the Company’s realized capital gains, if any, net of all realized capital losses, unrealized capital depreciation and fees paid on such net capital gains, computed on a cumulative basis. The base management fee in the preceding paragraph and the component of the incentive fee based on net investment income will be paid quarterly, and the component of the incentive fee based on capital gains will be paid annually. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and fees for providing significant managerial assistance) earned during the calendar quarter, minus our operating expenses for the quarter (including the base management fee and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that the Company has not yet received in cash. Highland is not under any obligation to reimburse the Company for any part of the incentive fee it received that was based on accrued income that the Company never received as a result of a default by an entity on the obligation that resulted in the accrual of such income. Pre-incentive fee net investment income does not include any realized capital gains, realized and unrealized capital losses or unrealized capital appreciation or depreciation. As indicated above, pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).

The Company will pay the Investment Adviser the net investment income component of the incentive fee with respect to the Company’s pre-incentive fee net investment income in each calendar quarter as follows:

•	The Company will pay the Investment Adviser no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate.

•	The Company will pay the Investment Adviser 100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than 2.1875% in any calendar quarter (8.75% annualized). This portion of the net investment income component of the incentive fee (which exceeds the hurdle rate, but is less than 2.1875%) is the “catch-up” provision. With respect to the Company’s pre-incentive fee net investment income from the Company’s beginning of operations until December 31, 2007, the Investment Adviser voluntarily has agreed to waive or reimburse the “catch-up” provision, provided, however, that for such period the Company will pay the Investment Adviser 20% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than 2.1875% in any calendar quarter (8.75% annualized). The “catch-up” provision is meant to provide our Investment Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply if such income exceeds 2.1875% in any calendar quarter (other than the period from the Company’s beginning of operations until December 31, 2007).

•	The Company will pay the Investment Adviser the “catch-up” amount described above and 20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

This fee is structured to provide the Investment Adviser with an incentive fee of 20% of all of the Company’s pre-incentive fee net investment income as if a hurdle rate did not apply if the Company’s net investment income exceeds 2.1875% in any calendar quarter (other than the period from the beginning of operations until December 31, 2007), as opposed to an incentive fee of 20% only on that portion of the Company’s pre-incentive fee net investment income above the hurdle rate. The provision which effectuates this difference is known as a “catch-up” provision.

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any Share issuances or repurchases during the applicable quarter as with any other changes in Managed Assets.

The capital gain component of the incentive fee, which will be payable in arrears at the end of each calendar year beginning on December 31, 2007, will equal (i) 20% of (A) the Company’s aggregate realized capital gains, if any, net of all realized capital losses, on a cumulative basis from the closing date of this offering to the end of such calendar year, less (B) any aggregate unrealized capital depreciation at the end of such calendar year, based on the valuation of each investment on the applicable calculation date compared to its adjusted cost basis, less (ii) the aggregate amount of all fees paid to the Investment Adviser in prior calendar years pursuant to this realized capital gain component of the incentive fee.

Pursuant to a separate administration agreement, Highland will furnish the Company with office facilities, equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, Highland also will perform, or oversee the performance of, the Company’s required administrative services, which include, among other things, being responsible for the financial records that the Company is required to maintain, monitoring portfolio and regulatory compliance matters and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, Highland will assist the Company in determining, and arranging for the publishing of, its net asset value, overseeing the preparation and filing of its tax returns and the printing and disseminating of reports to its stockholders, and generally overseeing the payment of its expenses and the performance of administrative and professional services rendered to the

Company by others. Highland will receive an annual administration fee, payable quarterly in arrears (or more frequently as may be determined from time to time by the Board) at an annual rate of 0.35% of the Company’s Managed Assets. Under a separate sub-administration agreement, Highland has delegated certain of the aforementioned administrative functions to PFPC, Inc. The administration agreement and the sub-administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Investment Adviser will pay to the underwriters, an additional sales load of $0.15 per share. The Company will be obligated to pay this amount, together with an interest factor (at a variable rate, adjusted quarterly, equal to three-month LIBOR plus 2.00% per annum), pursuant to an Agreement Regarding Payment of Sales Load (i) if during either the period commencing with the date of the initial public offering through the end of the Company’s first fiscal year or during the period of the Company’s second fiscal year, the sum of (a) the Company’s aggregate distributions to its stockholders plus (b) the Company’s change in net assets, equals or exceeds 7.0% of the Company’s net assets at the beginning of such period (but after adjusting, if necessary, the Company’s net assets at the end of such period as follows: by subtracting the net proceeds of any of the Company’s stock issuances, and by adding the amount of any of the Company’s stock repurchases, that occurred during such period) and without taking into account any accrual for the total payment amount; or (ii) upon the Company’s liquidation. If neither (i) nor (ii) above has occurred by the conclusion of the Company’s second fiscal year, then the Agreement Regarding Payment of Sales Load shall terminate on such date, without the Company’s having any payment obligation to the Investment Adviser.

4. ORGANIZATIONAL AND OFFERING EXPENSES

A portion of the net proceeds of the proposed public offering will be used to pay for the offering costs and organizational expenses. Offering costs will be charged against the proceeds from the offering when received and are currently estimated to be $1,610,000 million. Organizational expenses will be treated as an expense in the year incurred and are currently estimated to be $68,600. Such offering and organization expenses reflect management’s best estimate and are subject to change upon the completion of the offering and conclusion of the organization process. In the event the public offering does not occur, the Company will not be able to pay the expenses.

5. FEDERAL INCOME TAXES

The Company intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, intends to make the requisite distributions to its stockholders which will relieve it from Federal income and excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

6. SUBSEQUENT EVENTS

On January 19, 2007, the Company entered into a warehouse arrangement pursuant to which the Bank of Nova Scotia, (“Nova Scotia”), has, at the direction of the Investment Adviser, acquired, or obtained the ability to acquire, the bank loans and other assets and granted the Company the option, exercisable by us not later than March 15, 2007, to acquire the assets in the warehouse arrangement at their value at the time of exercise. Upon entering into the warehouse arrangement the Company posted $9 million in collateral in a segregated account at the Company’s custodian. Prior to the termination of the warehouse arrangement, Nova Scotia will record the positive total return, if any, on such assets net of the warehouse arrangement’s financing cost in a collection account. To the extent there is a negative total return and the collection account has a negative balance, collateral will be transferred from the collateral account to the collection account. The Company will have no obligation to post additional collateral. If at any time the value of the collateral and collection account, as a percentage of the book value of the bank loans and other assets, is less than 5.0%, or 3.5% under certain circumstances, and the Company does not choose to post additional collateral by the next business day, Nova Scotia will have the right to terminate the warehouse arrangement, dispose of all of the assets and charge the Company for any cumulative negative total return up to the remaining amount of the posted collateral. The

Company will take any positive or negative total return on such assets into account in its net asset valuation immediately prior to pricing of the initial public offering.

7. AFFILIATED TRANSACTIONS

On January 18, 2007, the Company issued a Promissory Note payable to the Investment Adviser in the amount of $4 million with interest at 4.87% per annum, compounded semi-annually. The entire unpaid principal and interest shall be payable on demand. If no demand is made, the entire amount payable is payable on the earlier of the date which is thirty days after the Company’s initial public offering or one year from the date thereof.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES
HIGHLAND CAPITAL MANAGEMENT, L.P.

1.	Application; General Principles

1.1  These policies apply to securities held in Client accounts as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2  The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.	Voting; Procedures

2.1  To provide centralized management of the proxy voting process, the Company shall establish a Proxy Voting Committee.

2.1.1  The Proxy Voting Committee shall be comprised of at least the following persons: one or more portfolio managers and one or more representatives of the legal/compliance area.

2.1.2  The Proxy Voting Committee shall:

•	supervise the proxy voting process, including the identification of material conflicts of interest involving the Company and the proxy voting process in respect of securities owned by or on behalf of such Clients;

•	determine how to vote proxies relating to issues not covered by these policies; and

•	determine when the Company may deviate from these policies.

2.2  The Proxy Voting Committee shall cause proxies to be voted in the best interests of the Client.

2.2.1  For Clients that are registered investment companies or business development companies (“Funds”), where a material conflict of interest has been identified the Company shall disclose the conflict and the Proxy Voting Committee’s determination of the manner in which to vote to the Fund’s Board of Directors. The Proxy Voting Committee’s determination shall take into account only the interests of the Fund, and the Proxy Voting Committee shall document the basis for the decision and furnish the documentation to the Board of Directors.

2.2.2  For Clients other than Funds, where a material conflict of interest has been identified the Proxy Voting Committee shall disclose the conflict to the Client and advise the Client that its securities will be voted only upon the Client’s written direction.

2.3  The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.4  The Company’s “Covered Persons” (as defined in the Funds’ and the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a “Code of Ethics”)) will not vote proxies in respect of securities in which such Covered Persons (and certain other persons as described in the Code of Ethics) have a beneficial interest contrary to the Company’s votes on behalf of Clients.

A-1

3.	Conflicts of Interest

3.1  Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these policies:

3.1.1  The issuer is a Client of the Company accounting for more than 5% of the Company’s annual revenues.

3.1.2  The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3  The issuer is an entity in which an officer or director of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years.

3.1.4  The matter under consideration could reasonably be expected to result in a financial benefit to the Company of at least $1 million through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a mutual fund advised by the Company or an affiliate).

3.1.5  Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.6  Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2  Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these policies in respect of a specific vote or circumstance if:

3.2.1  The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

3.2.2  The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping and Retention

4.1  The Company shall retain records relating to the voting of proxies, including:

4.1.1  Copies of these policies and any amendments thereto.

4.1.2  A copy of each proxy statement that the Company receives regarding Client securities.

4.1.3  Records of each vote cast by the Company on behalf of Clients.

4.1.4  A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.5  A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2  These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3  The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

1 For the purposes of these policies, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

A-2

Until          , 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

11,700,000 Shares

Highland Distressed Opportunities, Inc.

Common Stock

PROSPECTUS

          , 2007

Citigroup

Merrill Lynch & Co.

Wachovia Securities

A.G. Edwards
Banc of America Securities LLC
Deutsche Bank Securities
Oppenheimer & Co.
RBC Capital Markets
Stifel Nicolaus

PART C

Other Information

Item 25.	Financial Statements and Exhibits

Financial Statements

Part A — None.

Part B — Statement of Assets and Liabilities.(2)

Exhibits

(a)	Amended and Restated Certificate of Incorporation, dated November 13, 2006.(3)
(a)(2)	Certificate of Amendment to the Certificate of Incorporation.(3)
(b)	Bylaws.(1)
(c)	Inapplicable.
(d)	Form of Specimen Certificate.(3)
(e)	Form of Dividend Reinvestment Plan.(3)
(f)	Inapplicable.
(g)	Form of Investment Advisory and Management Agreement.(1)
(h)	Form of Underwriting Agreement.(3)
(i)	Inapplicable.
(j)(1)	Form of Custodian Services Agreement.(1)
(k)(1)	Form of Transfer Agency Services Agreement.(1)
(k)(2)	Form of Administration Services Agreement.(3)
(k)(3)	Form of Accounting Services Agreement.(1)
(k)(4)	Forms of Structuring Fee Agreement between the Investment Adviser and:(3)
(i) Citigroup Global Markets Inc.
(ii) Merrill Lynch & Co.
(iii) Wachovia Capital Markets, LLC
(k)(5)	Form of Agreement Regarding Payment of Sales Load.(3)
(k)(6)	Form of Fee Waiver Agreement(3)
(k)(7)	Confirmation Agreement between the Company and Nova Scotia.(3)
(l)	Opinion and Consent of Counsel to the Company.(3)
(m)	Inapplicable.
(n)	Independent Auditor’s Consent.(3)
(o)	Inapplicable.
(p)	Subscription Agreement.(3)
(q)	Inapplicable.
(r)(1)	Form of Code of Ethics of Company.(3)
(r)(2)	Form of Code of Ethics of Investment Adviser.(3)
(s)	Power of Attorney.(1)

(1)	Filed in Pre-Effective Amendment No. 1 on January 18, 2007

(2)	Filed in Pre-Effective Amendment No. 2 on February 5, 2007

(3)	Filed herewith

Item 26.  Marketing Arrangements

Reference is made to the Form of Underwriting Agreement for the Company’s Shares to be filed by amendment to this registration statement.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Securities and Exchange Commission fees	$27,285.00
NYSE listing fee	$20,000.00
Printing (other than certificates)	$242,711.00
Engraving and printing certificates	$18,000.00
Accounting fees and expenses	$25,500.00
Legal fees and expenses	$805,504.00
NASD fee	$26,000.00
Miscellaneous	$335,000.00

Total	$1,500,000.00

Item 28.  Persons Controlled By or Under Common Control With the Company

None.

Item 29.  Number Of Holders Of Shares

As of January 18, 2007

Title of Class	Number of Record Holders

Shares of Common Stock	1

Item 30.  Indemnification

Article XVI of the Company’s Certificate of Incorporation provides as follows:

Section 16.1 The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article XVI shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

Section 16.2 The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advance of expenses to employees and agents of the Corporation similar to those conferred in this Article XVI to directors and officers of the Corporation.

Section 16.3 The rights to indemnification and to the advance of expenses conferred in this Article XVI shall not be exclusive of any other right that any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Section 16.4 The rights to indemnification and to the advance of expenses conferred in this Article XVI shall be subject to the requirements of the 1940 Act to the extent applicable.

Section 16.5 Any repeal or modification of this Article XVI by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advance of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue

Item 31.  Business and Other Connections of Investment Adviser

Not Applicable

Item 32.  Location of Accounts and Records

The Company’s accounts, books and other documents are currently located at the offices of the Company, Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 and at the offices of the Company’s custodian, PFPC Custodian Trust Company, and transfer agent, PFPC Inc., both located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

Item 33.  Management Services

Not Applicable

Item 34.  Undertakings

(1) The Company hereby undertakes to suspend the offering of its stock until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable

(3) Not applicable

(4) Not applicable

(5) (a) For the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Company under Rule 497 (h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Company undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas, on the 16th day of February 2007.

/s/  James D. Dondero*
HIGHLAND DISTRESSED OPPORTUNITIES, INC.
By: James D. Dondero
President (principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities set forth below on the 16th day of February 2007.

Signature		Title

/s/ R. Joseph Dougherty* R. Joseph Dougherty		Director

/s/ Timothy K. Hui* Timothy K. Hui		Director

/s/ Scott F. Kavanaugh* Scott F. Kavanaugh		Director

/s/ James F. Leary* James F. Leary		Director

/s/ Bryan A. Ward* Bryan A. Ward		Director

/s/ James D. Dondero* James D. Dondero		President (principal executive officer)

/s/ M. Jason Blackburn M. Jason Blackburn		Treasurer (principal financial officer)

*By:	/s/ M. Jason Blackburn M. Jason Blackburn Attorney-in-Fact February 16, 2007

INDEX TO EXHIBITS

(a)	Amended and Restated Certificate of Incorporation, dated November 13, 2006.(3)
(a)(2)	Certificate of Amendment to the Certificate of Incorporation(3)
(b)	Bylaws.(1)
(c)	Inapplicable
(d)	Form of Specimen Certificate.(3)
(e)	Form of Dividend Reinvestment Plan.(3)
(f)	Inapplicable
(g)	Form of Investment Advisory and Management Agreement.(1)
(h)	Form of Underwriting Agreement.(3)
(i)	Inapplicable
(j)(1)	Form of Custodian Services Agreement.(1)
(k)(1)	Form of Transfer Agency Services Agreement.(1)
(k)(2)	Form of Administration Services Agreement.(3)
(k)(3)	Form of Accounting Services Agreement.(1)
(k)(4)	Forms of Structuring Fee Agreement between the Investment Adviser and:(3)
(i) Citigroup Global Markets Inc.
(ii) Merrill Lynch & Co.
(iii) Wachovia Capital Markets, LLC
(k)(5)	Form of Agreement Regarding Payment of Sales Load.(3)
(k)(6)	Form of Fee Waiver Agreement(3)
(k)(7)	Confirmation Agreement between the Company and Nova Scotia.(3)
(l)	Opinion and Consent of Counsel to the Company.(3)
(m)	Inapplicable
(n)	Independent Auditor’s Consent.(3)
(o)	Inapplicable
(p)	Subscription Agreement.(3)
(q)	Inapplicable
(r)(1)	Form of Code of Ethics of Company.(3)
(r)(2)	Form of Code of Ethics of Investment Adviser.(3)
(s)	Power of Attorney.(1)

(1)	Filed in Pre-Effective Amendment No. 1 on January 18, 2007

(2)	Filed in Pre-Effective Amendment No. 2 on February 5, 2007

(3)	Filed herewith